united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Grandeur Peak Global Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: (631) 490-4300

Date of fiscal year end: 3/31

Date of reporting period: 10/31/23

Item 1. Reports to Stockholders.

Grandeur Peak
ELEVATED GLOBAL INVESTING™

SEMI-ANNUAL October 31, 2023

Grandeur Peak Emerging Markets Fund	Investor Class GPEOX	Institutional Class GPEIX
Grandeur Peak Global Contrarian Fund		Institutional Class GPGCX
Grandeur Peak Global Explorer Fund		Institutional Class GPGEX
Grandeur Peak Global Micro Cap Fund		Institutional Class GPMCX
Grandeur Peak Global Opportunities Fund	Investor Class GPGOX	Institutional Class GPGIX
Grandeur Peak Global Reach Fund	Investor Class GPROX	Institutional Class GPRIX
Grandeur Peak Global Stalwarts Fund	Investor Class GGSOX	Institutional Class GGSYX
Grandeur Peak International Opportunities Fund	Investor Class GPIOX	Institutional Class GPIIX
Grandeur Peak International Stalwarts Fund	Investor Class GISOX	Institutional Class GISYX
Grandeur Peak US Stalwarts Fund		Institutional Class GUSYX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Shareholder Letter	1
Performance Update	13
Disclosure of Fund Expenses	43
Portfolio of Investments
Grandeur Peak Emerging Markets Opportunities Fund	45
Grandeur Peak Global Contrarian Fund	48
Grandeur Peak Global Explorer Fund	51
Grandeur Peak Global Micro Cap Fund	56
Grandeur Peak Global Opportunities Fund	59
Grandeur Peak Global Reach Fund	62
Grandeur Peak Global Stalwarts Fund	67
Grandeur Peak International Opportunities Fund	70
Grandeur Peak International Stalwarts Fund	74
Grandeur Peak US Stalwarts Fund	77
Statements of Assets and Liabilities	79
Statements of Operations	81
Statement of Changes in Net Assets
Grandeur Peak Emerging Markets Opportunities Fund	83
Grandeur Peak Global Contrarian Fund	84
Grandeur Peak Global Explorer Fund	85
Grandeur Peak Global Micro Cap Fund	86
Grandeur Peak Global Opportunities Fund	87
Grandeur Peak Global Reach Fund	88
Grandeur Peak Global Stalwarts Fund	89
Grandeur Peak International Opportunities Fund	90
Grandeur Peak International Stalwarts Fund	91
Grandeur Peak US Stalwarts Fund	92
Financial Highlights
Grandeur Peak Emerging Markets Opportunities Fund	93
Grandeur Peak Global Contrarian Fund	95
Grandeur Peak Global Explorer Fund	96
Grandeur Peak Global Micro Cap Fund	97
Grandeur Peak Global Opportunities Fund	98
Grandeur Peak Global Reach Fund	100
Grandeur Peak Global Stalwarts Fund	102
Grandeur Peak International Opportunities Fund	104
Grandeur Peak International Stalwarts Fund	106
Grandeur Peak US Stalwarts Fund	108
Notes to Financial Statements	109
Disclosure Regarding Approval of Fund Advisory Agreement	124
Privacy Policy	130

Grandeur Peak Funds®	Shareholder Letter
October 31, 2023 (Unaudited)

Dear Fellow Shareholders,

High-Level Thoughts

●	Interest rates have been near a two-decade high, and the market is forecasting rates to remain high for an extended period.

●	Global debt levels have reached a record high, increasing over $50 trillion in the past three years alone.

●	High-quality companies (i.e., companies with high Return on Assets (ROA)[1] and low leverage) have outperformed the broader market consistently over time.

●	Historically, the outperformance of high-quality companies over the broader market has been prominent during periods when interest rates are relatively high.

●	The Grandeur portfolios have significantly better fundamentals than their respective benchmarks.

The Burger Bill Comes Due

E.C. Segar’s early 20th century comic strip, Popeye the Sailor, features a character named J. Wellington Wimpy. Wimpy, as he is known, is a stout man with a serious hamburger addiction and no money. As a result, he is commonly found trying to entice others into buying him a hamburger today for payment on Tuesday. Fortunately for Wimpy, “Tuesday”, or the day of repayment never comes thus allowing him to run up what seems like an endless burger tab.

Segar leaves readers with many questions when it comes to Wimpy and his “pull forward” burger consumption tactics. For example, what are the financing terms of Wimpy’s arrangement? Surely, his cost of burger capital isn’t free. His credit worthiness must be abysmal. How do his lenders get comfortable with extending his credit line to consume more burgers when he already has a lot of burger leverage on his balance sheet? We must assume that at some point Wimpy’s burger bill will come due. When it does, it won’t be pretty for him or his creditors. He will have to do a burger detox and find another, less expensive, source of sustenance. Perhaps a steady diet of spinach is in Wimpy’s future?

Over the past 15 years, many of the world’s largest central banks have implemented monetary policies that have kept the cost of capital exceptionally low. These policies have incentivized governments, corporations, and households to employ a “buy now, pay later” consumption strategy that would give even someone like Wimpy great pause. As of June 30, 2023, the Institute of International Finance reported that total global debt was $307 trillion dollars, an increase of 19.36% or $53 trillion dollars in the past 3 years alone2.

[1]	Return on Assets (ROA) is a measure of how efficiently a company uses its assets to generate a profit and is calculated by dividing company’s net income by total assets.

[2]	Institute of International Finance, Global Debt, 6/30/2023

Grandeur Peak Funds®	Shareholder Letter
October 31, 2023 (Unaudited)

FIGURE 1

Low interest rates combined with the aggressive stimulus pumped into the global economy by many fiscal and monetary policy makers at the onset of Covid resulted in a meaningful inflation increase that did not recede nearly as much as was initially expected. This prompted policy makers to rapidly increase interest rates to stem the inflationary pressures. Interest rates have now reached two-decade highs in many economies3.

[3]	Bank for International Settlements, GDP Policy rate calculated using country/region central bank policy rates and multiplying by their share of GDP.

Grandeur Peak Funds®	Shareholder Letter
October 31, 2023 (Unaudited)

FIGURE 2

While inflationary pressures have abated somewhat, inflation continues to trend well above central bank targets. As a result, consensus expectations are that short-term lending rates will stay elevated for an extended period. If they do remain high, it will present serious long-term problems for borrowers at every level that have large outstanding “burger bills”. When their bills come due, and some already have, the consequences will likely be much more severe than Wimpy’s burger detox.

Historically, high-quality companies, those with attributes such as high return on assets (ROA) and lower leverage, have significantly outperformed in markets where the cost of capital is high. Why? Because companies with high leverage experience a material increase in debt service costs which erodes company earnings. Furthermore, companies with lower ROAs that finance growth with debt are less incentivized to do so, which can also negatively impact earnings growth potential and ultimately stock price performance.

As illustrated in Figure 3 below, high-quality stocks, represented by the ACWI Quality index, have consistently outperformed the broad market over time. However, the level of outperformance has been three times higher during periods when the cost of capital is high, defined here as periods where the Fed Fund’s rate exceeds 2.5%4.

[4]	MSCI, 6/30/94 – 9/30/23

Grandeur Peak Funds®	Shareholder Letter
October 31, 2023 (Unaudited)

FIGURE 3

As seen in Figure 4, when interest rates are low, high-quality stocks realize or “capture” an average of 95% of the broader market’s monthly return when the return is positive. When the broader market’s monthly return is negative, high-quality stocks capture an average of 87% of the return. The differential between the upside capture percentage and the downside capture percentage, or the spread, is favorable at +8% when interest rates are low.

On the other hand, when interest rates are high, high-quality stocks capture an average of 114% of the market’s monthly return when it is positive and 88% when it is negative. So, the spread increases to +26%, a much more favorable outcome, with high-quality stocks capturing +19% more market upside without really sacrificing their lower downside capture5.

[5]	MSCI, 6/30/94 – 9/30/23

Grandeur Peak Funds®	Shareholder Letter
October 31, 2023 (Unaudited)

FIGURE 4

The sizable increase observed historically in the upside/downside capture spread when interest rates are high suggests that balance sheet fundamentals matter much more in high-rate environments. During these periods, it is not nearly as easy for companies with lower returns on assets, which rely on debt financing, to grow their earnings. Put differently, when rates are high, the size of a company’s burger tab and its reliance on debt to sustain its burger habit (i.e., growth plan) are much more significant factors in its future success. As a result, lower quality companies can’t keep up with more fundamentally stable, high-quality companies and high-quality companies tend to outperform.

As the market adapts to a “higher for longer” interest rate environment, where the cost of borrowed capital is no longer cheap, there will be much more performance dispersion across markets. Sound fundamentals will likely be a more significant determinant of success than they have been in the “lower for longer” interest rate world we have invested in over most of the past 15 years. As a result, we believe actively managed, fundamentally driven investment strategies, such as the Grandeur Peak portfolios, should have a clear advantage over strategies that disregard the fundamentals.

Grandeur Peak Funds®	Shareholder Letter
October 31, 2023 (Unaudited)

Portfolio Thoughts

●	Quality: We believe our portfolios are sound, on an absolute and relative basis. Technical market turbulence continues to offer us opportunities to gain exposure to high-quality companies that have historically been too expensive to own.

●	Value: Despite disappointing 2022 and YTD price performance, our portfolios’ captured earnings growth continues to be resilient.

●	Momentum: Business momentum within our portfolios has slowed but not as much as the broader market and global economy. Our portfolios’ earnings growth has been positive year-to-date, in contrast to the MSCI ACWI Small Index, where earnings have fallen 10% over the same period. We expect momentum for our portfolio companies to pick up in 2024.

●	Given our high-quality bias, we are positioned for a return to quality growth being rewarded, but we also believe our portfolios should perform well on a relative basis should we realize a pronounced slowdown in global economic growth.

QUALITY

As illustrated in Figure 5, our portfolios consistently display stronger fundamentals than their respective benchmarks, namely higher ROA and lower debt. Last year’s sell-off in quality stocks allowed us to upgrade our portfolios’ overall quality. This has resulted in a more concentrated portfolio, with increased exposure to higher conviction names. In addition, we have been able to add some stocks on our “Watch-A” list to the portfolio. These are stocks with very high quality that we felt were previously too expensive to buy.

Grandeur Peak Funds®	Shareholder Letter
October 31, 2023 (Unaudited)

FIGURE 5
	RETURN	DEBT /
	ON	EQUITY
	ASSETS
Global Reach	10.0%	53%
Index Variance	5.1%	-40%
Global Explorer	9.9%	52%
Index Variance	5.0%	-41%
Global Opportunities	11.5%	56%
Index Variance	6.6%	-37%
International Opportunities	12.2%	50%
Index Variance	5.8%	-41%
Emerging Markets Opportunities	12.3%	50%
Index Variance	4.4%	-36%
Global Micro Cap	10.1%	28%
Index Variance	5.2%	-65%
Global Stalwarts	10.7%	60%
Index Variance	4.0%	-37%
International Stalwarts	12.8%	56%
Index Variance	6.3%	-30%
US Stalwarts	7.4%	61%
Index Variance	0.5%	-41%
Global Contrarian	9.6%	46%
Index Variance	4.9%	-54%

Source: Internal Data as of 9/30/23

While quality is paramount throughout our portfolio, it may prove to be a more important risk factor in some sectors versus others given the current economic climate. For example, within the Financial sector broadly, we see a credit maturity wall coming, which could be painful for many small businesses and commercial real estate companies. We believe that numerous businesses previously had access to capital that they were likely not qualified for. Stricter lending standards and/or significantly higher borrowing costs will likely inflict pain on lower-quality companies. However, in our Financials portfolio, we are cautiously optimistic. We have shifted more risk-off over the course of the year, and we feel good about positioning for an economic slow-down. We’re avoiding investments with significant balance sheet risk, and we’re being careful to not overpay for our more growthy companies. Also, we believe our exposure is balanced enough so that we’ll keep up if the environment turns out to be better than expected.

The Consumer sector is another area where we remain very focused on owning high-quality names. Continued rate hikes and the combination of savings and aid programs drying up in the US and around the world have put many consumer businesses in more vulnerable positions. In building out the Consumer tranche within our portfolios, we have been very focused on understanding the sensitivities that each of our companies has to various potential economic environments, factoring in inflation, rates, consumer appetites, etc. With that understanding, we

Grandeur Peak Funds®	Shareholder Letter
October 31, 2023 (Unaudited)

have tried to strike the right balance of exposure across Consumer Staple and Discretionary names so that our portfolio will hold up amid various economic outcomes. Furthermore, we currently feel that it is more defensive to own more Consumer names outside of the US vs. inside. The basis for this view is that we believe the worst parts of the late economic cycle are mostly behind international markets, while things feel more uncertain in the US. Regardless of shorter-term positioning, we have confidence in our Consumer portfolio due to the attractive valuations and captured earnings growth in our companies.

VALUE

As shown in Figure 6, small cap stocks have most recently been trading at a price-earnings multiple6 that is 25-30% less than the long-term historical average (27-28x). The modest increase we’ve seen in the MSCI ACWI Small Cap Index multiple from the end of 2022, from 17.4x to 19.9x, is the result of a -10.13% decline in the index’s earnings relative to only a -0.26% drop in its price.

FIGURE 6

The depressed multiples and market turbulence continue to allow us to find stocks that offer attractive relative value. For example, our team is currently very excited about opportunities to invest in the Japanese market, where small cap growth stocks have underperformed on the year. As a result, the country has become a major focus of screening and travel for our team. Over the last year, we’ve had more company touches in Japan than any other country except for the US. We feel that captured earnings growth there has not been properly rewarded as it should, but that it’s only a matter of time before it will be.

[6]	A Price-Earnings (P/E) multiple is a ratio of current share price to earnings per share (EPS) and is a measure of relative valuation of a company’s shares.

Grandeur Peak Funds®	Shareholder Letter
October 31, 2023 (Unaudited)

Some of the attractive investment opportunities we see within Health Care have come as a result of volatility stemming from impact GLP-1 drugs (e.g., Ozempic), Large swaths of the sector, particularly those areas tied to obesity and Type-2 diabetes, have been significantly impacted. It will take years to grasp the full extent to which these drugs may reshape the industry, but the current uncertainty is producing large stock price fluctuations. We believe that much of our exposure will likely benefit from the shifting dynamics within Health Care.

MOMENTUM

As previously noted, business momentum has slowed throughout the market this year, with earnings turning broadly negative year-to-date. We have seen the business momentum decline in our portfolio companies as well, however the slowdown has been much less pronounced. As illustrated in Figure 7, our portfolios continue to generate relatively strong, positive earnings growth amid slow market business momentum. Furthermore, we anticipate that momentum will pick back up in 2024 for our portfolio companies. As the momentum improves, we expect our portfolios to further distinguish their collective earnings strength.

FIGURE 7

One area within our portfolio where we have seen a significant decline in business momentum this year is in our Technology - Semiconductor names, which have detracted from performance. Business momentum within the space remains weak given excess inventories, but we believe we are getting close to an inflection point where things will turn favorably. In addition, we are starting to see some improvement in the monthly revenue numbers from some of our Taiwan-

Grandeur Peak Funds®	Shareholder Letter
October 31, 2023 (Unaudited)

based semiconductor companies. While this is a welcome sign, the recovery has come quite a bit later than we initially expected.

Many companies within Industrials that were able to increase their prices over the last several years are now experiencing some margin compression off high-priced inventory while their pricing power weakens. While they have generally worked through much of their backlogs, new orders haven’t quite kept up. Purchasing Managers’ Index (PMI) numbers across the world are weakening, which is hurting investment and capital expenditure-driven companies. However, our focus on higher-quality names within the sector has allowed us to avoid much of the cyclical earnings downturn.

To summarize, within our Quality, Valuation, and Momentum (QVM) Framework, our current portfolios exhibit high Quality, attractive Valuation, and lower but relatively resilient Business Momentum. In an environment of heightened macroeconomic and geopolitical uncertainty, we believe we are positioned to lessen downside risks should market conditions deteriorate further without giving up significant upside potetnial. As Business Momentum improves, we believe our portfolio companies will further strengthen their businesses and deliver attractive earnings growth. Furthermore, as favorable price momentum returns to the market, we believe our portfolios will be in position to reward shareholders for their patience.

Notes from the Road

Mark Madsen, Portfolio Manager – Global Contrarian, Tyler Glauser, Portfolio Manager – Global Reach, Lead Analyst – Consumer, and Karson Schrader, Lead Analyst – Financials, met with 26 companies in Sau Paulo, Brazil. In addition to meeting with several companies on our Owned list, they also visited every Watch A company in the country. Our Watch A names are what we consider to be high-quality companies we would like to own but are currently too expensive.

Here are some key thoughts from Mark Madsen about the visit:

Tyler, Karson, and I took another trip to Brazil recently as the market has experienced several favorable macro trends recently.

Inflation has come down meaningfully to 5% after peaking out at 10.1% in 2021 and is expected to trend even lower in coming years. Also, the currency has been relatively stable and interest rates have come down from 13% to 9%. Many of the companies we met with were cautiously optimistic about the future.

The Brazilian equity market realized double digit declines in 2020 and 2021 but has bounced back in 2022 and YTD in 2023. So, while we see signs of positive price momentum, net returns are flat to slightly negative over the past four years.

Most companies we met with have business plans that are very dependent on the Brazilian economy for success. Few were focused on exports or expanding sales efforts outside of the country.

Grandeur Peak Funds®	Shareholder Letter
October 31, 2023 (Unaudited)

Of the companies we visited, those that scored the highest were mostly service-oriented (e.g., investment management, payment processing, internet, etc.). A third of our visits felt like easy passes as we left – where neither the numbers nor the stories felt very compelling. The remaining two-thirds had a fairly balanced list of pluses and minuses, and we committed to follow them more closely in case the QVM profiles become more favorable.

It’s interesting to look at the differences and similarities between Brazil to India. Both countries have young populations and have had issues with corruption. Brazil is smaller geographically and GDP growth is slower, but it has more natural resources than India. Also, valuations on the ground level in Brazil seem much more reasonable than what we currently see in India.

In sum, we came back from the trip with heightened confidence in the companies we own in our portfolios and better understanding and appreciation for some of our Watch A names. While there are some great high-quality companies in Brazil that have real growth potential, Brazil continues to be a wildcard in our minds because of the challenge in assessing the currency risk. Will the Brazilian Real continue to be stable, or will it revert to being a volatile currency that has the potential to depreciate meaningfully and eat up solid investment returns? If the Brazilian government can maintain a stable currency for an extended period, it may eventually allow us to lower the currency risk premium we demand for investing in the Brazilian market and make the country a much more attractive area of our investment opportunity set.

Business Update

We completed the back-office provider transition for our mutual funds to Ultimus Fund Solutions. As a reminder, the reorganization of the Funds were non-taxable transactions for federal income tax purposes. The transition did not impact the ownership of Grandeur Peak Global Advisors, the composition of our team, or our investment research process.

We are happy to welcome Dane Nielson back to Salt Lake City after completing his MBA at Cambridge University in the UK. Dane continues his role as part of the Global Contrarian Fund team and as a member of the Resource Rich geography team. We appreciate the additional insights and expertise he brings to the firm from his educational experience.

As always, please feel free to reach out anytime with any questions, requests, or comments. We appreciate the opportunity to work on your behalf.

Sincerely,

Your Grandeur Peak Team

Grandeur Peak Funds®	Shareholder Letter
October 31, 2023 (Unaudited)

RISKS: Investing in small and micro-cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investments in emerging markets are subject to the same risks as other foreign securities and may be subject to greater risks than investments in foreign countries with more established economies and securities markets.

An investor should consider investment objectives, risks, charges, and expenses carefully before investing. To obtain a Grandeur Peak Funds prospectus, containing this and other information, visit www.grandeurpeakglobal.com or call 1-855-377-7325. Please read it carefully before investing.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Funds or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. The Funds do not accept any liability for losses either direct or consequential caused by the use of this information. Past performance does not guarantee future results.

Grandeur Peak Funds are distributed by Northern Lights Distributors, which is not affiliated with Grandeur Peak Global Advisors.

17758892-NLD-1/4/2024

Grandeur Peak Emerging Markets Opportunities Fund	Performance Update
October 31, 2023 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2023

					Since	Expense Ratio(b)
	Six Months	1 Year	3 Years	5 Years	Inception(a)	Gross	Net(c)
Grandeur Peak Emerging Markets Opportunities Fund – Investor (GPEOX)	-6.27%	3.22%	-1.57%	5.24%	3.72%	1.75%	1.72%
Grandeur Peak Emerging Markets Opportunities Fund – Institutional (GPEIX)	-6.13%	3.43%	-1.35%	5.48%	3.95%	1.50%	1.47%
MSCI Emerging Markets SMID Cap Index(d)	-0.13%	14.05%	6.19%	5.73%	3.23%
MSCI Emerging Markets IMI Index(e)	-3.41%	12.15%	-1.83%	2.74%	2.33%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of December 16, 2013. The Fund reorganized into the Trust on October 20, 2023.

(b)	Ratios as of the Prospectus dated October 20, 2023 and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may increase indemnification of the Funds’ officers and trustees, contractual indemnification of the Fund’s service providers (other than the Advisor))) to 1.95% and 1.70% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) shall continue at least through October 6, 2024. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne the Expense Agreement to the extent that the Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified prior to October 6, 2024, except with the approval of the Trust’s Board of Trustees.

(d)	The MSCI Emerging Markets SMID Cap Index is designed to measure the equity market performance of small and mid-cap companies across emerging markets. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI Emerging Markets IMI Index is designed to measure the equity market performance of large, mid, and small-cap companies across emerging markets. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Grandeur Peak Emerging Markets Opportunities Fund	Performance Update
October 31, 2023 (Unaudited)

Growth of $10,000 for the period ended October 31, 2023

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to October 31, 2023. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Investor Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Grandeur Peak Emerging Markets Opportunities Fund	Performance Update
October 31, 2023 (Unaudited)

Regional Allocation (as a% of Net Assets)*	% of Net Assets
Asia ex Japan	48.4%
Latin America	15.7%
Africa/Middle East	13.6%
North America	8.1%
Europe	6.1%
Cash, Cash Equivalents, & Other Net Assets	8.1%
100.0%

Top 10 Holdings (as a% of Net Assets)	% of Net Assets
Globant S.A.	2.7%
WuXi AppTec Co., Ltd.	2.6%
FPT Corporation	2.2%
Dino Polska SA	2.2%
Inter Cars SA	1.9%
Sporton International, Inc.	1.7%
Techtronic Industries Co., Ltd.	1.7%
Regional SAB de CV	1.7%
Sinbon Electronics Co., Ltd.	1.6%
Silergy Corporation	1.6%
20.0%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Please refer to the Schedule of Investments in this semi-annual report for a listing of the Fund’s holdings.

Grandeur Peak Global Contrarian Fund	Performance Update
October 31, 2023 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2023

				Since	Expense Ratio(b)
	Six Months	1 Year	3 Years	Inception(a)	Gross	Net(c)
Grandeur Peak Global Contrarian Fund – Institutional (GPGCX)	-1.36%	10.97%	9.78%	9.54%	1.35%	1.35%
MSCI ACWI Small Cap Index(d)	-5.62%	1.78%	5.15%	4.21%
MSCI ACWI ex-US Small Cap Index(e)	-6.42%	9.36%	3.43%	3.44%
MSCI ACWI Small Cap Value Index(f)	-4.04%	1.82%	9.87%	4.38%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of September 17, 2019. The Fund reorganized into the Trust on October 20, 2023.

(b)	Ratios as of the Prospectus dated October 20, 2023 and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may increase indemnification of the Funds’ officers and trustees, contractual indemnification of the Fund’s service providers (other than the Advisor))) to 1.35% of the Fund’s average daily net assets for the Fund’s Institutional Class Shares. This agreement (the “Expense Agreement”) shall continue at least through October 6, 2024. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne the Expense Agreement to the extent that the Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified prior to October 6, 2024, except with the approval of the Trust’s Board of Trustees.

(d)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of performance of small-cap companies across developed and emerging markets globally. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI ACWI ex USA Small Cap Index is designed to measure the equity market performance of small-cap companies across developed and emerging markets globally, excluding the United States. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(f)	The MSCI ACWI Small Cap Value Index is designed to measure small cap companies exhibiting overall value style characteristics across developed and emerging markets globally. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Grandeur Peak Global Contrarian Fund	Performance Update
October 31, 2023 (Unaudited)

Growth of $10,000 for the period ended October 31, 2023

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to October 31, 2023. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Grandeur Peak Global Contrarian Fund	Performance Update
October 31, 2023 (Unaudited)

Regional Allocation (as a% of Net Assets)*	% of Net Assets
Asia ex Japan	27.4%
Europe	23.9%
North America	21.0%
Japan	9.3%
Australia/New Zealand	5.7%
Africa/Middle East	5.5%
Latin America	4.9%
Cash, Cash Equivalents, & Other Net Assets	2.3%
100.0%

Top 10 Holdings (as a% of Net Assets)	% of Net Assets
Petershill Partners PLC	4.3%
Riverstone Holdings Ltd.	4.1%
Plover Bay Technologies Ltd.	3.3%
China Yongda Automobiles Services Holdings Ltd.	2.4%
Xin Point Holdings Ltd.	2.3%
Beenos, Inc.	2.3%
Gulf Oil Lubricants India Ltd.	2.2%
B&M European Value Retail SA	1.9%
Parex Resources, Inc.	1.8%
FPT Corporation	1.8%
26.3%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Please refer to the Schedule of Investments in this semi-annual report for a listing of the Fund’s holdings.

Grandeur Peak Global Explorer Fund	Performance Update
October 31, 2023 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2023

			Since	Expense Ratio(b)
	Six Months	1 Year	Inception(a)	Gross	Net(c)
Grandeur Peak Global Explorer Fund – Institutional (GPGEX)	-9.51%	1.52%	19.39%	3.45%	1.25%
MSCI ACWI Small Cap Index(d)	-5.62%	1.78%	-9.23%
MSCI ACWI IMI Index(e)	-2.13%	9.98%	-6.06%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of December 16, 2021. The Fund reorganized into the Trust on October 20, 2023.

(b)	Ratios as of the Prospectus dated October 20, 2023 and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may increase indemnification of the Funds’ officers and trustees, contractual indemnification of the Fund’s service providers (other than the Advisor))) to 1.25% of the Fund’s average daily net assets for the Fund’s Institutional Class Shares. This agreement (the “Expense Agreement”) is in effect through October 6, 2024. The Adviser will be permitted to recapture expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified prior to October 6, 2024, except with the approval of the Trust’s Board of Trustees.

(d)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of performance of small-cap companies across developed and emerging markets globally. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI ACWI IMI Index captures large, mid and small cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. With 9,189 constituents, the index is comprehensive, covering approximately 99% of the global equity investment opportunity set. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Grandeur Peak Global Explorer Fund	Performance Update
October 31, 2023 (Unaudited)

Growth of $10,000 for the period ended October 31, 2023

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to October 31, 2023. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Grandeur Peak Global Explorer Fund	Performance Update
October 31, 2023 (Unaudited)

Regional Allocation (as a% of Net Assets)*	% of Net Assets
North America	31.6%
Europe	28.5%
Asia ex Japan	15.6%
Japan	12.3%
Latin America	4.2%
Africa/Middle East	3.9%
Australia/New Zealand	3.3%
Cash, Cash Equivalents, & Other Net Assets	0.6%
100.0%

Top 10 Holdings (as a% of Net Assets)	% of Net Assets
Virbac SA	1.0%
Globant SA	1.0%
Parex Resources, Inc.	1.0%
PJT Partners, Inc.	1.0%
Endava plc, ADR	0.9%
Volution Group PLC	0.9%
Sporton International, Inc.	0.9%
Ollie’s Bargain Outlet Holdings, Inc.	0.9%
FPT Corporation	0.9%
CVS Group plc	0.9%
9.3%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Please refer to the Schedule of Investments in this semi-annual report for a listing of the Fund’s holdings.

Grandeur Peak Global Micro Cap Fund	Performance Update
October 31, 2023 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2023

					Since	Expense Ratio(b)
	Six Months	1 Year	3 Years	5 Years	Inception(a)	Gross	Net(c)
Grandeur Peak Global Micro Cap Fund –
Institutional (GPMCX)	-7.72%	1.15%	-2.96%	6.11%	6.76%	1.85%	1.85%
MSCI ACWI Small Cap Index(d)	-5.62%	1.78%	5.15%	4.90%	6.21%
MSCI ACWI ex-US Small Cap Index(e)	-5.62%	1.78%	5.15%	4.90%	6.21%
MSCI World Micro Cap Index(f)	-10.41%	-3.40%	1.13%	2.07%	4.71%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of October 20, 2015. The Fund reorganized into the Trust on October 20, 2023.

(b)	Ratios as of the Prospectus dated October 20, 2023 and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may increase indemnification of the Funds’ officers and trustees, contractual indemnification of the Fund’s service providers (other than the Advisor))) to 2.00% of the Fund’s average daily net assets for the Fund’s Institutional Class Shares. This agreement (the “Expense Agreement”) is in effect through October 6, 2024. The Adviser will be permitted to recapture expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified prior to October 6, 2024, except with the approval of the Trust’s Board of Trustees.

(d)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of performance of small-cap companies across developed and emerging markets globally. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI ACWI ex USA Small Cap Index is designed to measure the equity market performance of small-cap companies across developed and emerging markets globally, excluding the United States. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(f)	The MSCI World Micro Cap Index is designed to measure the equity market performance of micro-cap companies across developed markets globally. It does not include emerging markets. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Grandeur Peak Global Micro Cap Fund	Performance Update
October 31, 2023 (Unaudited)

Growth of $10,000 for the period ended October 31, 2023

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to October 31, 2023. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Grandeur Peak Global Micro Cap Fund	Performance Update
October 31, 2023 (Unaudited)

Regional Allocation (as a% of Net Assets)*	% of Net Assets
Europe	34.2%
Japan	24.7%
North America	12.8%
Asia ex Japan	11.9%
Australia/New Zealand	8.7%
Africa/Middle East	6.5%
Latin America	0.7%
Cash, Cash Equivalents, & Other Net Assets	0.5%
100.0%

Top 10 Holdings (as a% of Net Assets)	% of Net Assets
Swedencare AB	3.1%
Beenos, Inc.	2.3%
Kogan.com Ltd.	2.2%
ULS Group, Inc.	2.2%
Gulf Oil Lubricants India Ltd.	1.9%
Hackett Group, Inc. (The)	1.9%
Musti Group Oyj	1.9%
Fiducian Group Ltd.	1.9%
Barrett Business Services, Inc.	1.8%
Bowman Consulting Group Ltd.	1.6%
20.8%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Please refer to the Schedule of Investments in this semi-annual report for a listing of the Fund’s holdings.

Grandeur Peak Global Opportunities Fund	Performance Update
October 31, 2023 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2023

						Since	Expense Ratio(b)
	Six Months	1 Year	3 Years	5 Years	10 Years	Inception(a)	Gross	Net(c)
Grandeur Peak Global Opportunities Fund – Investor (GPGOX)	-11.40%	-0.27%	-2.51%	6.02%	6.15%	9.68%	1.60%	1.54%
Grandeur Peak Global Opportunities Fund –Institutional (GPGIX)	-11.40%	-0.14%	-2.28%	6.28%	6.40%	9.96%	1.35%	1.29%
MSCI ACWI Small Cap Index(d)	-5.62%	1.78%	5.15%	4.90%	5.64%	8.22%
MSCI ACWI IMI Index(e)	-2.13%	9.98%	6.95%	7.63%	7.15%	9.04%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of October 17, 2011. The Fund reorganized into the Trust on October 20, 2023.

(b)	Ratios as of the Prospectus dated October 20, 2023 and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may increase indemnification of the Funds’ officers and trustees, contractual indemnification of the Fund’s service providers (other than the Advisor))) to 1.75% and 1.50% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) shall continue at least through October 6, 2024. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne the Expense Agreement to the extent that the Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified prior to October 6, 2024, except with the approval of the Trust’s Board of Trustees.

(d)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of performance of small-cap companies across developed and emerging markets globally. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI ACWI IMI Index is designed to measure the equity market performance of large, mid, and small-cap companies across developed and emerging markets globally. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Grandeur Peak Global Opportunities Fund	Performance Update
October 31, 2023 (Unaudited)

Growth of $10,000 for the period ended October 31, 2023

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to October 31, 2023. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Investor Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Grandeur Peak Global Opportunities Fund	Performance Update
October 31, 2023 (Unaudited)

Regional Allocation (as a% of Net Assets)*	% of Net Assets
Europe	43.3%
North America	26.2%
Japan	12.4%
Asia ex Japan	11.8%
Latin America	3.2%
Africa/Middle East	1.8%
Australia/New Zealand	0.1%
Cash, Cash Equivalents, & Other Net Assets	1.2%
100.0%

Top 10 Holdings (as a% of Net Assets)	% of Net Assets
B&M European Value Retail SA	4.1%
Littelfuse, Inc.	2.8%
CVS Group plc	2.4%
Endava plc, ADR	2.3%
Virbac SA	2.1%
Alten SA	1.5%
Dino Polska SA	1.5%
Qualys, Inc.	1.5%
Musti Group Oyj	1.4%
Melexis NV	1.3%
20.9%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Please refer to the Schedule of Investments in this semi-annual report for a listing of the Fund’s holdings.

Grandeur Peak Global Reach Fund	Performance Update
October 31, 2023 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2023

						Since	Expense Ratio(b)
	Six Months	1 Year	3 Years	5 Years	10 Years	Inception(a)	Gross	Net(c)
Grandeur Peak Global Reach Fund – Investor (GPROX)	-9.56%	-1.85%	-3.76%	-4.68%	5.87%	7.07%	1.50%	1.50%
Grandeur Peak Global Reach Fund –Institutional (GPRIX)	-9.38%	-1.56%	-3.52%	4.95%	6.13%	7.33%	1.25%	1.25%
MSCI ACWI Small Cap Index(d)	-5.62%	1.78%	5.15%	4.90%	5.64%	6.57%
MSCI ACWI IMI Index(e)	-2.13%	9.98%	6.95%	7.63%	7.15%	7.86%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of June 19, 2013. The Fund reorganized into the Trust on October 20, 2023.

(b)	Ratios as of the Prospectus dated October 20, 2023 and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may increase indemnification of the Funds’ officers and trustees, contractual indemnification of the Fund’s service providers (other than the Advisor))) to 1.50% and 1.25% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) shall continue at least through October 6, 2024. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne the Expense Agreement to the extent that the Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified prior to October 6, 2024, except with the approval of the Trust’s Board of Trustees.

(d)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of performance of small-cap companies across developed and emerging markets globally. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI ACWI IMI Index is designed to measure the equity market performance of large, mid, and small-cap companies across developed and emerging markets globally. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Grandeur Peak Global Reach Fund	Performance Update
October 31, 2023 (Unaudited)

Growth of $10,000 for the period ended October 31, 2023

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to October 31, 2023. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Investor Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Grandeur Peak Global Reach Fund	Performance Update
October 31, 2023 (Unaudited)

Regional Allocation (as a% of Net Assets)*	% of Net Assets
North America	29.9%
Europe	31.8%
Asia ex Japan	16.3%
Japan	9.6%
Latin America	4.0%
Africa/Middle East	3.7%
Australia/New Zealand	1.8%
Cash, Cash Equivalents, & Other Net Assets	2.9%
100.0%

Top 10 Holdings (as a% of Net Assets)	% of Net Assets
B&M European Value Retail SA	1.7%
BayCurrent Consulting, Inc.	1.5%
PJT Partners, Inc.	1.2%
CVS Group plc	1.1%
JTC plc	1.0%
Parex Resources, Inc.	1.0%
Endava plc, ADR	1.0%
EQT AB	1.0%
Vietnam Technological & Commercial Joint Stock Bank	1.0%
Globant SA	0.9%
11.4%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Please refer to the Schedule of Investments in this semi-annual report for a listing of the Fund’s holdings.

Grandeur Peak Global Stalwarts Fund	Performance Update
October 31, 2023 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2023

					Since	Expense Ratio(b)
	Six Months	1 Year	3 Years	5 Years	Inception(a)	Gross	Net(c)
Grandeur Peak Global Stalwarts Fund –Investor (GGSOX)	-11.06%	-5.92%	-7.31%	2.94%	5.67%	1.19%	1.19%
Grandeur Peak Global Stalwarts Fund –Institutional (GGSYX)	-10.96%	-5.67%	-7.07%	3.20%	5.94%	0.94%	0.94%
MSCI ACWI Mid Cap Index(d)	-6.08%	3.65%	4.21%	5.27%	6.41%
MSCI ACWI Small Cap Index(e)	-5.62%	1.78%	5.15%	4.92%	6.63%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of September 1, 2015. The Fund reorganized into the Trust on October 20, 2023.

(b)	Ratios as of the Prospectus dated October 20, 2023 and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may increase indemnification of the Funds’ officers and trustees, contractual indemnification of the Fund’s service providers (other than the Advisor))) to 1.35% and 1.10% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively.This agreement (the “Expense Agreement”) shall continue at least through October 6, 2024. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Funds will not pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified prior to October 6, 2024, except with the approval of the Trust’s Board of Trustees.

(d)	The MSCI ACWI Mid Cap Index is designed to measure the equity market performance of performance of mid-cap companies across developed and emerging markets globally. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of small-cap companies across developed and emerging markets globally. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Grandeur Peak Global Stalwarts Fund	Performance Update
October 31, 2023 (Unaudited)

Growth of $10,000 for the period ended October 31, 2023

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to October 31, 2023. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Investor Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Grandeur Peak Global Stalwarts Fund	Performance Update
October 31, 2023 (Unaudited)

Regional Allocation (as a% of Net Assets)*	% of Net Assets
North America	44.2%
Europe	30.3%
Asia ex Japan	12.9%
Latin America	5.5%
Japan	5.2%
Africa/Middle East	1.8%
Cash, Cash Equivalents, & Other Net Assets	0.1%
100.0%

Top 10 Holdings (as a% of Net Assets)	% of Net Assets
B&M European Value Retail SA	3.4%
Littelfuse, Inc.	3.3%
Globant SA	3.2%
PJT Partners, Inc.	2.8%
BayCurrent Consulting, Inc.	2.5%
EQT AB	2.4%
Silergy Corporation	2.3%
Endava plc, ADR	2.3%
Techtronic Industries Co., Ltd.	2.3%
CVS Group plc	2.1%
26.6%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Please refer to the Schedule of Investments in this semi-annual report for a listing of the Fund’s holdings.

Grandeur Peak International Opportunities Fund	Performance Update
October 31, 2023 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2023

						Since	Expense Ratio(b)
	Six Months	1 Year	3 Years	5 Years	10 Years	Inception(a)	Gross	Net(c)
Grandeur Peak International Opportunities Fund – Investor (GPIOX)	-14.88%	-2.68%	-6.04%	2.64%	4.00%	7.67%	1.60%	1.55%
Grandeur Peak International Opportunities Fund – Institutional (GPIIX)	-14.45%	-2.48%	-5.77%	2.85%	4.25%	7.91%	1.35%	1.30%
MSCI ACWI ex USA Small Cap Index(d)	-6.42%	9.36%	3.43%	3.95%	3.84%	5.73%
MSCI ACWI IMI ex USA Index(e)	-6.80%	-8.14%	3.52%	3.95%	3.13%	4.96%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of October 17, 2011. The Fund reorganized into the Trust on October 20, 2023.

(b)	Ratios as of the Prospectus dated October 20, 2023 and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may increase indemnification of the Funds’ officers and trustees, contractual indemnification of the Fund’s service providers (other than the Advisor))) to 1.75% and 1.50% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) shall continue at least through October 6, 2024. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified prior to October 6, 2024, except with the approval of the Trust’s Board of Trustees.

(d)	The MSCI ACWI ex USA Small Cap Index is designed to measure the equity market performance of small-cap companies across developed and emerging markets globally, excluding the United States. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI ACWI ex USA IMI Index is designed to measure the equity market performance of large, mid, and small-cap companies across developed and emerging markets globally, excluding the United States. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Grandeur Peak International Opportunities Fund	Performance Update
October 31, 2023 (Unaudited)

Growth of $10,000 for the period ended October 31, 2023

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to October 31, 2023. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Investor Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Grandeur Peak International Opportunities Fund	Performance Update
October 31, 2023 (Unaudited)

Regional Allocation (as a% of Net Assets)*	% of Net Assets
Europe	48.2%
Asia ex Japan	17.5%
Japan	15.5%
North America	7.8%
Africa/Middle East	5.2%
Latin America	3.5%
Australia/New Zealand	0.7%
Cash, Cash Equivalents, & Other Net Assets	1.6%
100.0%

Top 10 Holdings (as a% of Net Assets)	% of Net Assets
B&M European Value Retail SA	2.5%
CVS Group plc	2.3%
Volution Group PLC	2.2%
Virbac SA	2.2%
Endava plc, ADR	2.1%
Sporton International, Inc.	1.5%
Alten SA	1.5%
Musti Group Oyj	1.5%
JTC plc	1.4%
Melexis NV	1.3%
18.4%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Please refer to the Schedule of Investments in this semi-annual report for a listing of the Fund’s holdings.

Grandeur Peak International Stalwarts Fund	Performance Update
October 31, 2023 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2023

					Since	Expense Ratio(b)
	Six Months	1 Year	3 Years	5 Years	Inception(a)	Gross	Net(c)
Grandeur Peak International Stalwarts Fund – Investor (GISOX)	-15.08%	-4.54%	-6.42%	3.20%	5.90%	1.13%	1.13%
Grandeur Peak International Stalwarts Fund – Institutional (GISYX)	-15.00%	-4.32%	-6.19%	3.46%	6.15%	0.88%	0.88%
MSCI ACWI ex USA Mid Cap Index(d)	-7.63%	10.45%	2.23%	2.83%	4.21%
MSCI ACWI ex USA Small Index(e)	-6.42%	9.36%	3.43%	3.95%	5.18%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of September 1, 2015. The Fund reorganized into the Trust on October 20, 2023.

(b)	Ratios as of the Prospectus dated October 20, 2023 and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursements (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may increase indemnification of the Funds’ officers and trustees, contractual indemnification of the Fund’s service providers (other than the Advisor))) to 1.35% and 1.10% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) shall continue at least through October 6, 2024. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Funds will not pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified prior to October 6, 2024, except with the approval of the Trust’s Board of Trustees.

(d)	The MSCI ACWI ex USA Mid Cap Index is designed to measure the equity market performance of midcap companies across developed and emerging markets globally, excluding the United States. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI ACWI ex USA Small Cap Index is designed to measure the equity market performance of small-cap companies across developed and emerging markets globally, excluding the United States. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Grandeur Peak International Stalwarts Fund	Performance Update
October 31, 2023 (Unaudited)

Growth of $10,000 for the period ended October 31, 2023

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to October 31, 2023. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Investor Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Grandeur Peak International Stalwarts Fund	Performance Update
October 31, 2023 (Unaudited)

Regional Allocation (as a% of Net Assets)*	% of Net Assets
Europe	46.1%
Asia ex Japan	17.4%
North America	13.0%
Japan	8.8%
Africa/Middle East	4.4%
Latin America	3.4%
Australia/New Zealand	1.1%
Cash, Cash Equivalents, & Other Net Assets	5.8%
100.0%

Top 10 Holdings (as a% of Net Assets)	% of Net Assets
B&M European Value Retail SA	4.8%
Globant SA	3.6%
EQT AB	3.2%
BayCurrent Consulting, Inc.	2.9%
Techtronic Industries Co., Ltd.	2.8%
Endava plc, ADR	2.7%
Silergy Corporation	2.3%
Dino Polska SA	2.3%
Melexis NV	2.0%
Halma PLC	1.9%
28.5%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Please refer to the Schedule of Investments in this semi-annual report for a listing of the Fund’s holdings.

Grandeur Peak US Stalwarts Fund	Performance Update
October 31, 2023 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2023

				Since	Expense Ratio(b)
	Six Months	1 Year	3 Years	Inception(a)	Gross	Net(c)
Grandeur Peak US Stalwarts Fund – Institutional (GUSYX)	-4.01%	-6.66%	-3.40%	12.77%	0.90%	0.90%
MSCI USA Mid Cap Index(d)	-4.57%	-2.18%	6.05%	17.20%
MSCI USA Small Cap Index(e)	-4.84%	-4.54%	6.69%	18.17%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of March 19, 2020. The Fund reorganized into the Trust on October 20, 2023.

(b)	Ratios as of the Prospectus dated October 20, 2023 and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may increase indemnification of the Funds’ officers and trustees, contractual indemnification of the Fund’s service providers (other than the Advisor))) to 1.00% of the Fund’s average daily net assets for the Fund’s Institutional Class Shares. This agreement (the “Expense Agreement”) shall continue at least through October 6, 2024. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Funds will not pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified prior to October 6, 2024, except with the approval of the Trust’s Board of Trustees.

(d)	The MSCI USA Mid Cap Index is designed to measure the performance of the mid cap segments of the US market. With 339 constituents, the index covers approximately 15% of the free float-adjusted market capitalization in the US. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI USA Small Cap Index is designed to measure the performance of the small cap segment of the US equity market. With 1,740 constituents, the index represents approximately 14% of the free float-adjusted market capitalization in the US. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Grandeur Peak US Stalwarts Fund	Performance Update
October 31, 2023 (Unaudited)

Growth of $10,000 for the period ended October 31, 2023

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to October 31, 2023. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Grandeur Peak US Stalwarts Fund	Performance Update
October 31, 2023 (Unaudited)

Regional Allocation (as a% of Net Assets)*	% of Net Assets
North America	88.0%
Europe	4.5%
Asia ex Japan	2.8%
Latin America	2.5%
Cash, Cash Equivalents, & Other Net Assets	2.2%
100.0%

Top 10 Holdings (as a% of Net Assets)	% of Net Assets
PJT Partners, Inc.	5.0%
Littelfuse, Inc.	4.0%
Paycom Software, Inc.	3.1%
Techtronic Industries Co., Ltd.	2.8%
Crowdstrike Holdings, Inc.	2.7%
Qualys, Inc.	2.5%
Globant SA	2.5%
Monolithic Power Systems, Inc.	2.4%
Tradeweb Markets, Inc.	2.2%
Ollie’s Bargain Outlet Holdings, Inc.	2.2%
29.5%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Please refer to the Schedule of Investments in this semi-annual report for a listing of the Fund’s holdings.

Grandeur Peak Funds®	Disclosure of Fund Expenses
October 31, 2023 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example for Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Contrarian Fund, Grandeur Peak Global Explorer Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak International Stalwarts Fund, and Grandeur Peak US Stalwarts Fund is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2023 through October 31, 2023.

Actual Expenses

The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each of Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Contrarian Fund, Grandeur Peak Global Explorer Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak International Stalwarts Fund, and Grandeur Peak US Stalwarts Fund and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Grandeur Peak Funds®	Disclosure of Fund Expenses
October 31, 2023 (Unaudited)

					Hypothetical
			Actual		(5% return before expenses)
			Ending		Ending
	Funds’	Beginning	Account	Expenses	Account	Expense Paid
	Annualized	Account	Value	Paid During	Value	During
	Expense	Value	10/31/23	Period*	10/31/23	Period
Grandeur Peak Emerging Markets Opportunities Fund - Investor Class	1.73%	$1,000.00	$937.30	$8.42	$1,016.44	$8.77
Grandeur Peak Emerging Markets Opportunities Fund - Institutional Class	1.49%	1,000.00	938.70	7.25	1,017.65	7.55
Grandeur Peak Global Contrarian Fund - Institutional Class	1.35%	1,000.00	986.40	6.74	1,018.35	6.85
Grandeur Peak Global Explorer Fund - Institutional Class	1.25%	1,000.00	904.90	5.98	1,018.86	6.34
Grandeur Peak Global Micro Cap Fund - Institutional Class	1.95%	1,000.00	922.80	9.41	1,015.34	9.87
Grandeur Peak Global Opportunities Fund - Investor Class	1.42%	1,000.00	886.00	6.73	1,018.00	7.20
Grandeur Peak Global Opportunities Fund - Institutional Class	1.31%	1,000.00	886.00	6.21	1,018.55	6.65
Grandeur Peak Global Reach Fund - Investor Class	1.50%	1,000.00	904.40	7.18	1,017.60	7.61
Grandeur Peak Global Reach Fund - Institutional Class	1.25%	1,000.00	906.20	5.97	1,018.87	6.32
Grandeur Peak Global Stalwarts Fund - Investor Class	1.25%	1,000.00	889.40	5.93	1,018.86	6.34
Grandeur Peak Global Stalwarts Fund -International Class	1.00%	1,000.00	890.40	4.76	1,020.10	5.09
Grandeur Peak International Opportunities Fund - Investor Class	1.60%	1,000.00	851.20	7.45	1,017.09	8.11
Grandeur Peak International Opportunities Fund - Institutional Class	1.33%	1,000.00	855.50	6.22	1,018.44	6.76
Grandeur Peak International Stalwarts Fund - Investor Class	1.17%	1,000.00	849.20	5.42	1,019.27	5.92
Grandeur Peak International Stalwarts Fund - Institutional Class	0.92%	1,000.00	850.00	4.27	1,020.52	4.66
Grandeur Peak US Stalwarts Fund - Institutional Class	0.91%	1,000.00	959.90	4.47	1,020.57	4.61

*	Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366).

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — 91.86%
Argentina — 2.75%
Globant SA(a)	65,091	$11,084,346

Brazil — 11.67%
Armac Locacao Logistica E Servicos SA(a)	883,000	2,124,777
BR Advisory Partners(a)	899,600	1,993,400
CI&T, Inc.(a)	260,514	1,198,364
Grupo Mateus SA(a)	4,950,300	5,705,577
Hypera SA	955,100	5,748,524
Locaweb Servicos de Internet SA(a)(b)(c)	5,433,200	5,863,359
MercadoLibre, Inc.(a)	3,813	4,730,942
Pagseguro Digital Ltd., Class A(a)	176,953	1,249,288
Patria Investments Ltd.(a)	451,839	5,824,206
Raia Drogasil SA(a)	897,208	4,593,810
Track & Field Co. SA(a)	861,300	2,274,178
Vinci Partners Invest Ltd.(a)	319,185	3,131,205
XP, Inc., Class A(a)	130,227	2,604,540
		47,042,170
China — 16.36%
Adicon Holdings Ltd.(a)	1,395,400	1,993,620
Aier Eye Hospital Group Co., Ltd.(a)	1,359,600	3,402,670
Alibaba Group Holding Ltd.(a)	216,000	2,209,616
ANTA Sports Products Ltd.	554,600	6,261,642
Beijing Huafeng Test & Control Technology Co., Ltd.(a)	54,400	893,766
Chaoju Eye Care Holdings Ltd.(a)	4,173,000	2,218,419
China Yongda Automobiles Services
Holdings Ltd.	6,195,000	2,375,004
CSPC Pharmaceutical Group Ltd.	3,028,720	2,643,514
Hangzhou Tigermed Consulting Co., Ltd.(a)	256,134	2,335,143
JD.com, Inc.(a)	148,500	1,893,908
Man Wah Holdings Ltd.(a)	6,759,500	4,198,098
ManpowerGroup Greater China Ltd.(a)(c)	1,494,550	1,126,845
Shanghai Chicmax Cosmetic Co., Ltd.(a)	397,800	1,245,468
Shanghai Hanbell Precise Machinery Co., Ltd.(a)	1,347,300	4,305,555
Shenzhen Mindray Bio-Medical Electronics Co.(a)	61,200	2,392,589
Silergy Corporation(a)	728,288	6,425,279
Suofeiya Home Collection Co., Ltd., CLASS A(a)	2,199,386	5,420,229
TK Group Holdings Ltd.(a)	10,499,117	1,811,291
WuXi AppTec Co., Ltd.(a)(b)(c)	871,500	10,468,804
Wuxi Biologics Cayman, Inc.(a)(b)(c)	373,500	2,319,683
		65,941,143
Colombia — 1.28%
Parex Resources, Inc.	269,031	5,156,512

Greece — 0.86%
Sarantis SA(a)	418,362	3,475,650
	Shares	Fair Value
COMMON STOCKS — (continued)
Hong Kong — 2.39%
Plover Bay Technologies Ltd.(a)(c)	9,628,000	$2,743,739
Techtronic Industries Co., Ltd.	755,400	6,882,849
		9,626,588
India — 11.88%
Ajanta Pharma Ltd.(a)	150,942	3,196,331
AU Small Finance Bank Ltd.(a)(b)	270,705	2,175,341
Bajaj Finance Ltd.(a)	34,611	3,114,510
Cera Sanitaryware Ltd.(a)	29,843	3,040,517
City Union Bank Ltd.(a)	598,321	992,357
Gulf Oil Lubricants India Ltd.	324,958	2,436,663
HCL Technologies Ltd.	107,117	1,641,531
Home First Finance Co. India Ltd.(a)(b)(c)	226,876	2,458,417
IndiaMart InterMesh Ltd.(a)(b)(c)	161,943	5,153,267
Kotak Mahindra Bank Ltd.(a)	194,666	4,066,584
Mankind Pharma Ltd.(a)	130,182	2,722,871
Metropolis Healthcare Ltd.(a)(b)(c)	275,352	4,647,761
Motherson Sumi Wiring India Ltd.(a)	5,253,786	3,782,698
Polycab India Ltd.(a)	53,050	3,135,999
SJS Enterprises Ltd.(a)	464,559	3,775,245
WNS Holdings Ltd., ADR(a)	29,259	1,589,349
		47,929,441
Indonesia — 4.58%
Arwana Citramulia Tbk PT(a)	41,025,200	1,699,299
Avia Avian Tbk PT(a)	95,716,200	3,003,521
Bank BTPN Syariah Tbk PT(a)	21,107,600	2,086,386
Metrodata Electronics Tbk(a)	100,348,900	3,180,381
Selamat Sempurna Tbk PT(a)	35,850,000	4,882,295
Ultrajaya Milk Industry & Trading Co.(a)	34,286,900	3,615,037
		18,466,919
Malaysia — 0.79%
Mr DIY Group Berhad(a)	10,263,100	3,188,770

Mexico 5.32%
Arca Continental COM NPV	240,000	2,153,501
Bolsa Mexicana de Valores SAB(a)	1,696,800	2,641,692
Grupo Aeroportuario del Centro Norte SAB de CV(a)	458,200	3,512,397
Grupo Financiero Banorte SAB de CV	272,700	2,209,000
Grupo Rotoplas SAB de CV(a)	1,534,300	2,065,329
Regional SAB de CV(a)	891,000	6,752,501
Vesta Real Estate Corporation(a)	67,516	2,122,703
		21,457,123
Philippines — 3.66%
Century Pacific Food, Inc.(a)	6,407,200	3,159,591
Concepcion Industrial Corporation(a)	1,861,792	491,188
Philippine Seven Corporation(a)	791,050	1,058,820
Puregold Price Club, Inc.(a)	6,467,600	3,086,861
Robinsons Land Corporation(a)	8,321,200	2,042,929
Wilcon Depot, Inc.(a)	14,126,800	4,926,218
		14,765,607
Poland — 5.27%
Auto Partner SA	426,942	2,417,686

See accompanying notes to financial statements.

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — (continued)
Poland — 5.27% (continued)
Dino Polska SA(a)(b)(c)	92,887	$8,788,725
Inter Cars SA(a)	56,190	7,604,601
Text SA	90,164	2,427,665
		21,238,677
Singapore — 2.04%
iFast Corporation(a)	1,022,400	4,928,381
Keppel DC REIT(a)	1,464,800	1,808,025
Riverstone Holdings Ltd.	3,475,200	1,497,515
		8,233,921
South Africa — 1.71%
Clicks Group Ltd.(a)	316,876	4,669,197
Italtile Ltd.(a)	3,636,472	2,243,712
		6,912,909
South Korea — 3.97%
Coupang, Inc.(a)	121,815	2,070,855
Douzone Bizon Co., Ltd(a)	93,973	1,897,490
Eo Technics Co., Ltd.(a)	28,840	2,971,392
Hyundai Ezwel Co., Ltd.(a)	478,474	2,187,059
LEENO Industrial, Inc.(a)	48,014	4,882,972
Tokai Carbon Korea Co., Ltd.(a)	32,334	1,982,566
		15,992,334
Taiwan — 8.73%
91APP, Inc.(a)	598,000	1,714,412
Acer E-Enabling Service Business, Inc.(a)	170,000	1,340,149
Asia Vital Components Co., Ltd.(a)	227,000	1,981,724
ASPEED Technology, Inc.(a)	25,000	1,978,506
FineTek Co. Ltd.(a)	742,818	1,990,059
GEM Services, Inc.(a)	881,000	1,774,262
M3 Technology, Inc.(a)	855,000	3,106,792
Realtek Semiconductor Corporation(a)	171,000	2,114,199
Sinbon Electronics Co., Ltd.(a)	778,000	6,636,262
Sporton International, Inc.(a)	1,050,805	6,924,687
Voltronic Power Technology Corporation(a)	73,108	2,915,405
Wistron Information Technology and Services Corporation(a)	819,248	2,737,218
		35,213,675
Thailand — 1.47%
Humanica PCL(a)	8,383,900	2,192,097
Netbay PCL(a)	2,801,100	1,565,531
TQM Alpha PCL(a)	2,584,121	2,180,693
		5,938,321
United States — 2.73%
BizLink Holding, Inc.(a)	677,202	5,244,697
Frontage Holdings Corporation(a)(b)(c)	15,271,982	3,805,676
Genpact Ltd.	59,905	2,009,214
		11,059,587
Vietnam — 4.40%
Asia Commercial Bank JSC(a)	3,183,100	2,773,209
FPT Corporation(a)	2,646,642	8,943,178
	Shares	Fair Value
COMMON STOCKS — (continued)
Vietnam — 4.40% (continued)
Vietnam Technological & Commercial Joint Stock Bank(a)	3,440,269	$3,879,634
Vincom Retail JSC(a)	2,386,220	2,156,662
		17,752,683
Total Common Stocks
(Cost $354,511,283)		370,476,376

EXCHANGE-TRADED FUNDS — 1.06%
iShares MSCI India ETF	98,654	4,265,799

Total Exchange-Traded Funds
(Cost $4,362,963)		4,265,799

Total Investments — 92.92%
(Cost $358,874,246)		374,742,175

Other Assets in Excess of Liabilities — 7.08%		$28,544,040

NET ASSETS — 100.00%		$403,286,215

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2023, these securities had a total aggregate market value of $45,681,033, representing 11.33% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2023, the aggregate market value of these securities was $44,632,537, representing 11.07% of net assets.

See accompanying notes to financial statements.

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

Sector Composition (October 31, 2023)
Technology	20.3%
Consumer Discretionary	19.7%
Financials	12.1%
Health Care	11.8%
Consumer Staples	10.3%
Industrials	9.8%
Communications	3.3%
Real Estate	2.0%
Materials	1.3%
Energy	1.3%
Equity	1.0%
Other Assets in Excess of Liabilities	7.1%
Total	100.0%

Industry Composition (October 31, 2023)
Food & Drug Stores	6.9%
Banks	6.2%
IT Services	5.9%
Health Care Services	5.5%
Online Marketplace	4.0%
Auto Parts	3.7%
Specialty & Generic Pharma	3.6%
Internet Media & Services	3.3%
Home Products Stores	3.0%
Electronics Components	2.8%
Furniture	2.4%
Private Equity	2.2%
Other Commercial Support Services	2.2%
Semiconductor Mfg	1.9%
Automotive Wholesalers	1.9%
Application Software	1.8%
Consumer Electronics	1.8%
Semiconductor Devices	1.8%
Other Machinery & Equipment	1.7%
Packaged Food	1.7%
Technology Distributors	1.6%
Specialty Apparel Stores	1.6%
Electrical Components	1.5%
It Services	1.4%
Specialty Chemicals	1.3%
Exploration & Production	1.3%
Personal Care Products	1.2%
Flow Control Equipment	1.1%
Equity	1.1%
Other Industries (each less than 1%)	16.9%
Other Assets in Excess of Liabilities	7.1%
Total	100.0%

See accompanying notes to financial statements.

Grandeur Peak Global Contrarian Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — 97.76%
Australia — 5.71%
Atturra, Ltd.(a)	2,223,659	$1,170,792
Emeco Holdings Ltd.(a)	4,087,041	1,490,769
Fiducian Group Ltd.(a)	364,458	1,271,580
Kogan.com Ltd.(a)	180,232	500,771
PeopleIN Ltd.(a)	834,791	796,981
QANTM Intellectual Property Ltd.(a)	2,814,634	1,660,499
		6,891,392
Bangladesh — 1.14%
Square Pharmaceuticals Ltd.(a)	715,482	1,371,454

Belgium — 2.59%
Melexis NV	16,046	1,177,680
X-Fab Silicon Foundries SE(a)(b)(c)	215,040	1,943,530
		3,121,210
Brazil — 3.07%
Hypera SA	115,000	692,158
Pagseguro Digital Ltd., Class A(a)	100,000	706,000
Patria Investments Ltd.(a)	129,543	1,669,809
Vinci Partners Invest Ltd.(a)	65,000	637,650
		3,705,617
Canada — 2.12%
BioSyent, Inc.(a)	113,187	640,307
Converge Technology Solutions Corporation(a)	545,779	1,086,236
Gildan Activewear, Inc.(a)	29,170	828,555
		2,555,098
China — 10.69%
Alibaba Group Holding Ltd.(a)	110,600	1,131,405
Chaoju Eye Care Holdings Ltd.(a)	4,013,500	2,133,626
China Yongda Automobiles Services Holdings Ltd.	7,470,500	2,863,998
CSPC Pharmaceutical Group Ltd.	1,750,300	1,527,689
ManpowerGroup Greater China Ltd.(a)	382,100	288,092
TK Group Holdings Ltd.(a)	8,707,283	1,502,167
WH Group Ltd.	1,912,000	1,141,055
Xin Point Holdings Ltd.(a)(c)	7,576,984	2,749,898
		13,337,930
Colombia — 1.83%
Canacol Energy Ltd.(a)	865	4,279
Parex Resources, Inc.	114,772	2,199,833
		2,204,112
France — 3.02%
Antin Infrastructure Partners(a)	125,456	1,492,354
Thermador Groupe(a)	8,677	616,178
Virbac SA(a)	5,347	1,533,535
		3,642,067
	Shares	Fair Value
COMMON STOCKS — (continued)
Germany — 1.09%
Friedrich Vorwerrk Group SE(a)	100,000	$1,320,775

Hong Kong — 3.31%
Plover Bay Technologies Ltd.(a)(c)	13,996,539	3,988,663

India — 3.41%
City Union Bank Ltd.(a)	900,496	1,493,536
Gulf Oil Lubricants India Ltd.	349,589	2,621,356
		4,114,892
Indonesia — 1.39%
Bank BTPN Syariah Tbk PT(a)	9,322,200	921,456
Selamat Sempurna Tbk PT(a)	5,508,600	750,198
		1,671,654
Japan 9.34%
Beenos, Inc.(a)	292,300	2,722,927
Central Automotive Products Ltd.(a)	48,900	1,088,817
Gakujo Co., Ltd.(a)	45,000	495,794
geechs, Inc.(a)	15,200	63,578
Medikit Co., Ltd.(a)	83,400	1,474,047
Seria Co., Ltd.(a)	60,000	830,480
System Support, Inc.(a)	90,100	1,156,157
Systena Corporation(a)	549,000	923,602
ULS Group, Inc.(a)	48,000	1,463,038
YAMADA Consulting Group Co., Ltd.(a)	102,700	1,058,337
		11,276,777
Netherlands — 1.11%
Flow Traders Ltd.(a)	73,342	1,340,477

Oman — 0.99%
Tethys Oil AB(a)	234,129	1,195,072

Philippines — 1.06%
AllHome Corporation(a)	15,088,000	398,591
Concepcion Industrial Corporation(a)	1,259,700	332,341
Pryce Corporation(a)	6,013,600	550,735
		1,281,667
Poland — 1.79%
Auto Partner SA	202,656	1,147,599
Inter Cars SA(a)	7,500	1,015,030
		2,162,629
Singapore — 4.12%
Riverstone Holdings Ltd.	11,534,575	4,970,420

South Korea — 0.66%
MegaStudyEdu Co., Ltd.(a)	17,400	796,624

Sweden — 1.43%
Fasadgruppen Group AB(a)	122,140	520,812
Knowit AB	40,760	511,186

See accompanying notes to financial statements.

Grandeur Peak Global Contrarian Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — (continued)
Sweden — 1.43% (continued)
RVRC Holding AB(a)	200,000	$690,133
		1,722,131
Taiwan — 2.67%
Allied Supreme Corporation(a)	100,000	959,229
FineTek Co. Ltd.(a)	179,465	480,799
Fuzetec Technology Co., Ltd.(a)	487,363	693,359
M3 Technology, Inc.(a)	81,000	294,328
Sporton International, Inc.(a)	120,750	795,729
		3,223,444
United Kingdom — 12.82%
B&M European Value Retail SA	364,661	2,343,502
CVS Group plc(a)	35,386	630,019
Endava plc, ADR(a)	32,262	1,618,262
Foresight Group Holdings Ltd.(a)	234,417	1,048,387
FRP Advisory Group PLC(a)	1,501,096	2,079,686
Hotel Chocolat Group PLC(a)	206,346	339,797
Intermediate Capital Group PLC(a)	58,127	921,524
Manolete Partners PLC(a)	171,578	308,609
Marlowe PLC(a)	150,000	1,009,917
Petershill Partners PLC(a)(b)(c)	2,889,630	5,183,381
		15,483,084
United States — 18.02%
Bank of NT Butterfield & Son Ltd. (The)	81,306	2,053,789
Barrett Business Services, Inc.	14,825	1,355,894
BizLink Holding, Inc.(a)	104,324	807,954
Bowman Consulting Group Ltd.(a)	22,146	588,419
Dollar General Corporation	6,000	714,240
Enhabit, Inc.(a)	37,835	278,844
Esquire Financial Holdings, Inc.(a)	35,450	1,623,610
Evercore, Inc., Class A	14,176	1,845,432
Frontage Holdings Corporation(a)(b)(c)	4,749,000	1,183,419
GQG Partners, Inc.(a)	1,106,824	912,757
Hackett Group, Inc. (The)	70,290	1,566,763
Healthcare Services Group, Inc.	90,601	860,710
Littelfuse, Inc.	5,485	1,188,435
P10, Inc.(a)	86,768	817,355
Perella Weinberg Partners LP	195,700	1,919,817
Plumas Bancorp(a)	53,575	1,829,586
Sprouts Farmers Market, Inc.(a)	27,343	1,148,953
Western Alliance Bancorp	25,730	1,057,503
		21,753,480
Vietnam — 4.01%
Asia Commercial Bank JSC(a)	1,213,800	1,057,498
FPT Corporation(a)	637,267	2,153,367
Vietnam Technological & Commercial Joint Stock Bank(a)	1,445,900	1,630,560
		4,841,425
Total Common Stocks (Cost $127,610,941)		117,972,094
	Shares	Fair Value
Total Investments — 97.76%
(Cost $127,610,941)		$117,972,094

Other Assets in Excess of Liabilities — 2.24%		2,702,157

NET ASSETS — 100.00%		$120,674,251

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2023, these securities had a total aggregate market value of $8,310,330, representing 6.89% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2023, the aggregate market value of these securities was $15,048,891, representing 12.47% of net assets.

See accompanying notes to financial statements.

Grandeur Peak Global Contrarian Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

Sector Composition (October 31, 2023)
Financials	27.4%
Technology	15.8%
Industrials	15.7%
Health Care	13.6%
Consumer Discretionary	11.4%
Consumer Staples	5.4%
Energy	3.9%
Materials	3.4%
Communications	0.7%
Utilities	0.5%
Other Assets in Excess of Liabilities	2.2%
Total	100.0%

Industry Composition (October 31, 2023)
Banks	9.7%
Private Equity	5.6%
Health Care Supplies	5.3%
It Services	5.3%
Specialty & Generic Pharma	4.8%
Professional Services	4.6%
Investment Companies	4.3%
Institutional Brokerage	4.2%
Online Marketplace	3.6%
Communications Equipment	3.3%
Mass Merchants	3.2%
IT Services	3.1%
Exploration & Production	2.8%
Health Care Services	2.5%
Automotive Retailers	2.4%
Fabricated Metal & Hardware	2.3%
Specialty Chemicals	2.2%
Other Commercial Support Services	2.0%
Automotive Wholesalers	1.7%
Wealth Management	1.7%
Investment Management	1.6%
Semiconductor Manufacturing	1.6%
Auto Parts	1.6%
Electrical Components	1.6%
Apparel, Footwear & Acc Design	1.3%
Rubber & Plastic	1.2%
Industrial Wholesale & Rental	1.2%
Packaged Food	1.2%
Semiconductor Devices	1.2%
Midstream - Oil & Gas	1.1%
Biotech	1.0%
Food & Drug Stores	1.0%
Other Industries (each less than 1%)	7.5%
Other Assets in Excess of Liabilities	2.2%
Total	100.0%

See accompanying notes to financial statements.

Grandeur Peak Global Explorer Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — 99.31%
Argentina — 0.98%
Globant SA(a)	620	$105,580

Australia — 3.28%
Atturra, Ltd.(a)	75,437	39,719
Domino’s Pizza Enterprises Ltd.(a)	957	30,840
EQT Holdings Ltd.(a)	2,715	43,056
HUB24 Ltd.(a)	1,672	32,063
Imdex Ltd.(a)	16,571	17,345
Johns Lyng Group Ltd.(a)	8,843	34,219
Kogan.com Ltd.(a)	16,401	45,570
Netwealth Group Ltd.(a)	3,528	28,423
PeopleIN Ltd.(a)	28,341	27,057
Pinnacle Investment Management Group(a)	5,163	25,350
QANTM Intellectual Property Ltd.(a)	48,896	28,846
		352,488
Belgium — 1.41%
Melexis NV	921	67,596
Warehouses De Pauw CVA(a)	1,754	43,288
X-Fab Silicon Foundries SE(a)(b)(c)	4,483	40,517
		151,401
Brazil — 2.25%
Armac Locacao Logistica E Servicos SA(a)	6,700	16,122
CI&T, Inc.(a)	1,866	8,584
Grupo Mateus SA(a)	30,000	34,577
Hypera SA	4,200	25,279
Locaweb Servicos de Internet SA(a)(b)(c)	29,447	31,778
Patria Investments Ltd.(a)	6,651	85,732
Vinci Partners Invest Ltd.(a)	1,690	16,579
XP, Inc., Class A(a)	1,115	22,300
		240,951
Canada — 1.32%
Aritzia, Inc.(a)	1,334	20,749
Converge Technology Solutions Corporation(a)	13,002	25,877
Docebo, Inc.(a)	905	35,717
Gildan Activewear, Inc.(a)	939	26,672
Richelieu Hardware Ltd.(a)	1,078	32,245
		141,260
China — 5.84%
Adicon Holdings Ltd.(a)	37,000	52,862
Aier Eye Hospital Group Co., Ltd.(a)	6,700	16,768
Alibaba Group Holding Ltd.(a)	2,200	22,505
Angelalign Technology, Inc.(a)(b)(c)	2,500	17,188
ANTA Sports Products Ltd.	3,200	36,129
Beijing Huafeng Test & Control Technology Co., Ltd.(a)	842	13,834
Chaoju Eye Care Holdings Ltd.(a)	32,600	17,331
China Yongda Automobiles Services Holdings Ltd.	23,400	8,971
CSPC Pharmaceutical Group Ltd.	18,000	15,711
	Shares	Fair Value
COMMON STOCKS — (continued)
China — 5.84% (continued)
Guangzhou Kingmed Diagnostics Group Co., Ltd.(a)	3,600	$30,459
Hangzhou Robam Appliances Co., Ltd.(a)	8,831	27,883
Hangzhou Tigermed Consulting Co., Ltd.(a)	4,721	43,041
Li Ning Company Ltd.	4,000	12,268
Man Wah Holdings Ltd.(a)	56,900	35,339
Shanghai Hanbell Precise Machinery Co., Ltd.(a)	11,500	36,750
Shenzhen Mindray Bio-Medical Electronics Co.(a)	800	31,276
Silergy Corporation(a)	9,000	79,402
Suofeiya Home Collection Co., Ltd., CLASS A(a)	6,700	16,512
TK Group Holdings Ltd.(a)	32,900	5,676
WuXi AppTec Co., Ltd.(a)(b)(c)	5,534	66,476
Wuxi Biologics Cayman, Inc.(a)(b)(c)	6,500	40,369
		626,750
Colombia — 0.97%
Parex Resources, Inc.	5,440	104,268

Finland — 1.33%
Evli Oyj(a)	938	17,720
Musti Group Oyj(a)	4,222	83,153
Revenio Group Oyj(a)	1,134	26,355
Vaisala Oyj(a)	469	15,982
		143,210
France — 3.31%
Alten SA(a)	604	71,145
Antin Infrastructure Partners(a)	3,050	36,281
Aubay SA(a)	398	13,331
BioMerieux(a)	302	28,925
Esker SA(a)	139	17,609
Neurones SA(a)	240	8,725
Thermador Groupe(a)	602	42,750
Virbac SA(a)	376	107,838
Wavestone(a)	624	28,363
		354,967
Germany — 2.70%
AIXTRON SE(a)	570	15,962
Atoss Software AG(a)	177	37,277
Dermapharm Holding SE(a)	1,987	76,670
Friedrich Vorwerrk Group SE(a)	643	8,493
Mensch und Maschine Software SE(a)	783	40,894
Nagarro SE(a)	344	24,192
Nexus AG(a)	1,446	70,471
QIAGEN NV(a)	417	15,608
		289,567
Hong Kong — 0.71%
Plover Bay Technologies Ltd.(a)(c)	106,861	30,453
Techtronic Industries Co., Ltd.	5,000	45,557
		76,010

See accompanying notes to financial statements.

Grandeur Peak Global Explorer Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — (continued)
India — 3.27%
Ajanta Pharma Ltd.(a)	806	$17,068
AU Small Finance Bank Ltd.(a)	2,529	20,323
Bajaj Finance Ltd.(a)	227	20,427
Cera Sanitaryware Ltd.(a)	125	12,735
Gulf Oil Lubricants India Ltd.	9,077	68,063
IndiaMart InterMesh Ltd.(a)(b)(c)	1,421	45,218
Kotak Mahindra Bank Ltd.(a)	3,363	70,254
Motherson Sumi Wiring India Ltd.(a)	25,701	18,505
Polycab India Ltd.(a)	284	16,788
SJS Enterprises Ltd.(a)	4,747	38,576
WNS Holdings Ltd., ADR(a)	413	22,434
		350,391
Indonesia — 1.48%
Arwana Citramulia Tbk PT(a)	677,300	28,054
Avia Avian Tbk PT(a)	871,500	27,347
Bank BTPN Syariah Tbk PT(a)	123,800	12,237
Metrodata Electronics Tbk(a)	336,400	10,662
Selamat Sempurna Tbk PT(a)	445,500	60,671
Ultrajaya Milk Industry & Trading Co.(a)	188,000	19,822
		158,793
Ireland — 0.86%
ICON PLC, ADR(a)	94	22,932
Keywords Studios plc(a)	3,027	48,008
Uniphar PLC(a)	9,638	21,369
		92,309
Israel — 0.38%
Monday.com Ltd.(a)	117	15,209
Wix.com Ltd.(a)	324	25,887
		41,096
Italy — 1.39%
Interpump Group SpA(a)	912	38,028
Recordati Industria Chimica e Farmaceutica SpA(a)	1,274	58,786
Sesa SpA(a)	515	51,914
		148,728
Japan — 12.28%
BayCurrent Consulting, Inc.	2,900	71,919
Beenos, Inc.(a)	6,673	62,163
Bengo4.com, Inc.(a)	700	19,350
Carenet, Inc. NPV(a)	10,000	56,473
Central Automotive Products Ltd.(a)	1,300	28,946
Charm Care Corporation KK(a)	6,700	48,358
Comture Corporation(a)	1,200	15,818
Creema Ltd.(a)	3,600	7,054
CrowdWorks, Inc.(a)	1,200	9,888
Cyber Security Cloud, Inc.(a)	3,500	46,597
Digital Arts, Inc.(a)	600	16,388
eGuarantee, Inc.(a)	3,800	43,346
eWeLL Co., Ltd.(a)	600	12,370
F&M Co., Ltd.(a)	1,600	21,460
FP Partner, Inc.(a)	500	13,591
	Shares	Fair Value
COMMON STOCKS — (continued)
Japan — 12.28% (continued)
Gakujo Co., Ltd.(a)	1,700	$18,730
GENOVA, Inc.(a)	1,600	14,356
GMO Payment Gateway, Inc. NPV(a)	400	15,797
Hennge KK(a)	5,000	32,657
Integral Corporation(a)	2,600	29,195
JMDC, Inc.(a)	600	16,614
M&A Capital Partners Company Ltd.(a)	2,300	41,273
M&A Research Institute, Inc.(a)	1,200	25,809
M3, Inc.	700	10,686
MarkLines Co., Ltd.(a)	3,000	54,588
Medikit Co., Ltd.(a)	1,400	24,744
Meitec Corporation(a)	1,400	24,375
MonotaRO Co., Ltd.(a)	6,100	48,313
OBIC Business Consultants Co., Ltd.(a)	600	25,516
Open Door, Inc.(a)	1,400	6,863
Oro Co., Ltd.(a)	1,300	17,634
Prestige International, Inc.(a)	5,300	21,294
SBI Global Asset Management Co.(a)	5,400	19,096
Seria Co., Ltd.(a)	3,000	41,525
SMS Company Ltd.(a)	600	9,381
Sun*, Inc.(a)	7,300	60,586
Synchro Food Co., Ltd.(a)	7,400	26,949
System Support, Inc.(a)	2,300	29,513
Syuppin Company, Ltd.(a)	3,100	21,065
TechnoPro Holdings, Inc.(a)	700	13,577
Tsuruha Holdings, Inc.	400	29,160
ULS Group, Inc.(a)	2,500	76,200
User Local, Inc.(a)	1,300	13,362
Visional, Inc.(a)	800	38,687
WDB coco Co., Ltd.(a)	300	10,213
Yakuodo Holdings Co., Ltd.(a)	1,500	27,392
		1,318,871
Luxembourg — 0.21%
Sword Group(a)	615	22,357

Mexico — 0.80%
Bolsa Mexicana de Valores SAB(a)	10,300	16,036
Grupo Aeroportuario del Centro Norte SAB de CV(a)	1,151	8,823
Regional SAB de CV(a)	5,750	43,577
Vesta Real Estate Corporation(a)	550	17,292
		85,728
Netherlands — 0.39%
Alfen Beheer BV(a)(b)(c)	229	7,191
ASM International NV(a)	40	16,446
Redcare Pharmacy NV(a)	162	18,045
		41,682
Norway — 0.67%
Bouvet ASA(a)	7,352	35,411
Nordic Semiconductor ASA(a)	1,330	10,735
SmartCraft ASA(a)	13,607	25,947
		72,093

See accompanying notes to financial statements.

Grandeur Peak Global Explorer Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — (continued)
Philippines — 0.83%
Century Pacific Food, Inc.(a)	56,600	$27,911
Philippine Seven Corporation(a)	16,120	21,577
Puregold Price Club, Inc.(a)	35,797	17,085
Wilcon Depot, Inc.(a)	63,033	21,981
		88,554
Poland — 1.16%
Auto Partner SA	5,436	30,783
Dino Polska SA(a)(b)(c)	654	61,879
Inter Cars SA(a)	233	31,534
		124,196
Singapore — 0.65%
iFast Corporation(a)	5,800	27,958
Keppel DC REIT(a)	12,000	14,812
Riverstone Holdings Ltd.	61,445	26,478
		69,248
South Africa — 0.22%
Italtile Ltd.(a)	37,806	23,326

South Korea — 1.36%
Coupang, Inc.(a)	1,926	32,742
Hyundai Ezwel Co., Ltd.(a)	6,797	31,068
LEENO Industrial, Inc.(a)	283	28,781
MegaStudyEdu Co., Ltd.(a)	484	22,159
SaraminHR Co., Ltd.(a)	1,500	21,157
Tokai Carbon Korea Co., Ltd.(a)	162	9,933
		145,840
Sweden — 4.75%
AddTech AB(a)	2,708	39,638
Beijer Alma AB(a)	3,001	47,691
BoneSupport Holding AB(a)	1,119	14,555
Byggfakta Group Nordic Holdco AB(a)	4,150	9,982
EQT AB(a)	2,050	37,261
Knowit AB	4,632	58,092
Lifco AB, Class B(a)	2,069	37,773
Lyko Group AB(a)(c)	640	5,492
Nibe Industrier AB	2,458	14,132
OX2 AB(a)	6,219	25,103
Sagax AB(a)	2,361	42,617
Sdiptech AB(a)	3,995	78,232
Swedencare AB	5,854	23,719
Teqnion AB(a)	865	15,924
Vitec Software Group(a)	628	25,023
Vitrolife AB(a)	2,684	34,887
		510,121
Taiwan — 2.60%
Acer E-Enabling Service Business, Inc.(a)	2,000	15,766
Brighten Optix Corporation(a)	3,000	16,721
FineTek Co. Ltd.(a)	7,392	19,804
Fuzetec Technology Co., Ltd.(a)	11,000	15,649
M3 Technology, Inc.(a)	4,000	14,535
Sinbon Electronics Co., Ltd.(a)	7,000	59,709
	Shares	Fair Value
COMMON STOCKS — (continued)
Taiwan — 2.60% (continued)
Sporton International, Inc.(a)	14,700	$96,872
Voltronic Power Technology Corporation(a)	1,000	39,878
		278,934
Thailand — 0.70%
Humanica PCL(a)	144,600	37,808
Netbay PCL(a)	15,500	8,663
TQM Alpha PCL(a)	33,500	28,270
		74,741
United Kingdom — 10.32%
AB Dynamics PLC(a)	2,371	41,349
Advanced Medical Solutions Group plc(a)	8,113	19,108
B&M European Value Retail SA	14,245	91,546
Big Technologies plc(a)	5,807	12,703
CVS Group plc(a)	5,238	93,258
Diploma plc	1,236	42,690
Elixirr International PLC(a)	5,312	30,342
Endava plc, ADR(a)	2,016	101,123
Foresight Group Holdings Ltd.(a)	7,371	32,965
FRP Advisory Group PLC(a)	25,867	35,837
GlobalData PLC(a)	9,303	16,959
Halma PLC	1,912	42,872
Hotel Chocolat Group PLC(a)	11,805	19,440
Impax Asset Management Group plc(a)	15,905	74,418
Intermediate Capital Group PLC(a)	1,074	17,027
JTC plc(a)(b)(c)	11,287	87,584
Marlowe PLC(a)	8,129	54,731
Pensionbee Group PLC(a)	13,468	9,870
Petershill Partners PLC(a)(b)(c)	14,892	26,713
Pets at Home Group PLC(a)	14,481	49,417
SDI Group PLC(a)	15,401	18,998
Softcat PLC(a)	3,674	56,483
Volution Group PLC(a)	22,246	98,031
YouGov plc(a)	3,442	35,556
		1,109,020
United States — 29.51%
Alexandria Real Estate Equities, Inc.	304	28,312
Align Technology, Inc.(a)	120	22,151
Ares Management Corporation, CLASS A	587	57,872
Ashtead Group PLC	729	41,675
Barrett Business Services, Inc.	465	42,529
BILL Holdings, Inc.(a)	238	21,727
BizLink Holding, Inc.(a)	8,283	64,149
Blue Owl Capital, Inc.	1,556	19,185
Bowman Consulting Group Ltd.(a)	1,197	31,804
Cactus, Inc., Class A	374	17,556
Charles River Laboratories International, Inc.(a)	194	32,662
Chewy, Inc.(a)	919	17,764
Cloudflare, Inc., Class A(a)	533	30,216
Crowdstrike Holdings, Inc., CLASS A(a)	350	61,870
Datadog, Inc., Class A(a)	288	23,463

See accompanying notes to financial statements.

Grandeur Peak Global Explorer Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — (continued)
United States — 29.51% (continued)
DexCom, Inc.(a)	381	$33,844
Digital Realty Trust, Inc.	177	22,012
DigitalOcean Holdings, Inc.(a)	1,665	34,066
Dollar General Corporation	177	21,070
Doximity, Inc.(a)	1,099	22,453
Elastic NV(a)	1,038	77,892
Envista Holdings Corporation(a)	633	14,730
Esquire Financial Holdings, Inc.(a)	536	24,549
Etsy, Inc.(a)	514	32,022
Evercore, Inc., Class A	335	43,610
Fastenal Co.	371	21,644
Five Below, Inc.(a)	175	30,447
Freshpet, Inc.(a)	402	23,075
Frontage Holdings Corporation(a)(b)(c)	260,200	64,840
Genpact Ltd.	1,797	60,271
Gitlab, Inc.(a)	378	16,360
Global Industrial Co.	678	21,662
Goosehead Insurance, Inc., CLASS A(a)	387	25,105
GQG Partners, Inc.(a)	64,344	53,062
Hackett Group, Inc. (The)	2,553	56,906
HealthEquity, Inc.(a)	545	39,066
Herc Holdings, Inc.	197	21,038
Houlihan Lokey, Inc.	549	55,185
HubSpot, Inc.(a)	47	19,917
I3 Verticals, Inc., Class A(a)	1,004	18,825
Insperity, Inc.	478	50,592
Insulet Corporation(a)	241	31,949
JFrog Ltd.(a)	3,740	84,113
Joint Corporation (The)(a)	2,745	21,438
Littelfuse, Inc.	327	70,851
Lululemon Athletica, Inc.(a)	70	27,544
MarketAxess Holdings, Inc.	182	38,903
Marvell Technology, Inc.	345	16,291
MaxCyte, Inc.(a)	9,334	27,629
Medpace Holdings, Inc.(a)	108	26,208
Microchip Technology, Inc.	769	54,822
Moelis & Co., Class A	615	25,609
Monolithic Power Systems, Inc.	71	31,364
MSCI, Inc.	47	22,163
Neogen Corporation(a)	1,056	15,724
New Relic, Inc.(a)	123	10,660
NV5 Global, Inc.(a)	572	53,968
Ollie’s Bargain Outlet Holdings, Inc.(a)	1,226	94,696
P10, Inc.(a)	9,190	86,571
PagerDuty, Inc.(a)	2,814	56,758
Paycom Software, Inc.	380	93,088
Paylocity Holding Corporation(a)	107	19,196
Perella Weinberg Partners LP	3,386	33,217
PJT Partners, Inc., Class A	1,302	102,025
Planet Fitness, Inc., A(a)	619	34,212
Pool Corporation	124	39,155
	Shares	Fair Value
COMMON STOCKS — (continued)
United States — 29.51% (continued)
Power Integrations, Inc.	203	$14,074
Qualys, Inc.(a)	567	86,723
Rexford Industrial Realty, Inc.	781	33,770
Ross Stores, Inc.	254	29,456
Shoals Technologies Group, Inc., Class A(a)	3,142	48,261
Silicon Laboratories, Inc.(a)	268	24,704
SiTime Corporation(a)	148	14,770
Skechers USA, Inc., Class A(a)	425	20,494
Smartsheet, Inc., CLASS A(a)	1,291	51,046
Sprouts Farmers Market, Inc.(a)	897	37,692
Squarespace, Inc.(a)	1,896	53,865
Terreno Realty Corporation	526	28,025
Texas Roadhouse, Inc.	296	30,056
TPG, Inc.(a)	1,346	37,203
Tradeweb Markets, Inc., CLASS A	429	38,614
TriMas Corporation	742	17,964
United Rentals, Inc.	56	22,751
WW Grainger, Inc.	30	21,895
Zscaler, Inc.(a)	129	20,471
		3,167,166
Vietnam — 1.38%
FPT Corporation(a)	27,600	93,262
Vietnam Technological & Commercial Joint Stock Bank(a)	49,000	55,258
		148,520
Total Common Stocks (Cost $12,767,391)		10,658,166

Total Investments — 99.31%
(Cost $12,767,391)		10,658,166

Other Assets in Excess of Liabilities — 0.69%		73,581

NET ASSETS — 100.00%		$10,731,747

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2023, these securities had a total aggregate market value of $489,753, representing 4.57% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2023, the aggregate market value of these securities was $525,698, representing 4.90% of net assets.

See accompanying notes to financial statements.

Grandeur Peak Global Explorer Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

Sector Composition (October 31, 2023)
Technology	30.2%
Industrials	15.3%
Financials	14.7%
Health Care	13.7%
Consumer Discretionary	11.8%
Consumer Staples	5.5%
Communications	2.9%
Real Estate	2.1%
Energy	1.7%
Materials	1.2%
Other Assets in Excess of Liabilities	0.7%
Total	100.0%

Industry Composition (October 31, 2023)
Application Software	8.5%
IT Services	5.2%
Health Care Services	4.9%
It Services	4.3%
Investment Management	3.8%
Infrastructure Software	3.4%
Professional Services	3.4%
Institutional Brokerage	3.0%
Specialty & Generic Pharma	3.0%
Private Equity	2.9%
Mass Merchants	2.6%
Semiconductor Devices	2.3%
Online Marketplace	2.3%
Food & Drug Stores	2.3%
Internet Media & Services	2.1%
Banks	2.1%
Industrial Wholesale & Rental	1.9%
Auto Parts	1.8%
Medical Equipment	1.7%
Engineering Services	1.7%
Other Commercial Support Services	1.7%
Electrical Components	1.3%
Health Care Supplies	1.3%
Specialty Apparel Stores	1.2%
Wealth Management	1.1%
Home Products Stores	1.1%
Technology Distributors	1.0%
Electronics Components	1.0%
Exploration & Production	1.0%
Industrial Reit	1.0%
Other Industries (each less than 1%)	25.1%
Other Assets in Excess of Liabilities	0.7%
Total	100.0%

See accompanying notes to financial statements.

Grandeur Peak Global Micro Cap Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — 99.48%
Australia — 8.72%
Atturra, Ltd.(a)	765,242	$402,912
EQT Holdings Ltd.(a)	14,824	235,093
Fiducian Group Ltd.(a)	208,133	726,167
Imdex Ltd.(a)	178,344	186,671
Kogan.com Ltd.(a)	314,487	873,797
Megaport Ltd.(a)	28,540	172,174
PeopleIN Ltd.(a)	292,940	279,672
Silk Logistics Holdings Ltd.(a)	294,436	336,199
Whispir Ltd.(a)	909,737	178,901
		3,391,586
Belgium — 0.79%
X-Fab Silicon Foundries SE(a)(b)(c)	34,079	308,006

Brazil — 0.68%
Locaweb Servicos de Internet SA(a)	107,000	115,471
Vinci Partners Invest Ltd.(a)	15,260	149,701
		265,172
Canada — 0.70%
BioSyent, Inc.(a)	48,100	272,105

China — 1.17%
Chaoju Eye Care Holdings Ltd.(a)	380,000	202,013
TK Group Holdings Ltd.(a)	1,462,600	252,326
		454,339
Finland — 2.25%
Musti Group Oyj(a)	36,931	727,364
Revenio Group Oyj(a)	6,394	148,600
		875,964
France — 2.85%
Aubay SA(a)	3,600	120,584
Esker SA(a)	991	125,540
Neurones SA(a)	8,295	301,548
Thermador Groupe(a)	4,607	327,156
Wavestone(a)	5,180	235,455
		1,110,283
Germany — 1.71%
Friedrich Vorwerrk Group SE(a)	5,285	69,803
Mensch und Maschine Software SE(a)	5,555	290,125
Nexus AG(a)	6,251	304,645
		664,573
Greece — 1.81%
Kri-Kri Milk Industry SA(a)	42,365	364,961
Sarantis SA(a)	40,988	340,518
		705,479
Hong Kong — 1.01%
Plover Bay Technologies Ltd.(a)(c)	1,383,600	394,291

India — 5.63%
Cera Sanitaryware Ltd.(a)	5,942	605,393
	Shares	Fair Value
COMMON STOCKS — (continued)
India — 5.63% (continued)
Gulf Oil Lubricants India Ltd.	98,696	$740,062
Metropolis Healthcare Ltd.(a)(b)(c)	19,428	327,932
SJS Enterprises Ltd.(a)	31,500	255,985
Vaibhav Global Ltd.(a)	51,651	259,668
		2,189,040
Indonesia — 1.08%
Arwana Citramulia Tbk PT(a)	2,517,600	104,281
Selamat Sempurna Tbk PT(a)	2,309,700	314,551
		418,832
Ireland — 0.52%
Uniphar PLC(a)	90,411	200,456

Japan — 24.71%
Beenos, Inc.(a)	97,100	904,536
Bengo4.com, Inc.(a)	6,600	182,444
Carenet, Inc. NPV(a)	87,300	493,015
Central Automotive Products Ltd.(a)	12,400	276,101
Charm Care Corporation KK(a)	70,600	509,559
Comture Corporation(a)	10,200	134,452
Creema Ltd.(a)	49,200	96,404
CrowdWorks, Inc.(a)	29,000	238,964
Cyber Security Cloud, Inc.(a)	14,700	195,709
eGuarantee, Inc.(a)	26,000	296,579
eWeLL Co., Ltd.(a)	7,500	154,626
F&M Co., Ltd.(a)	10,500	140,831
FP Partner, Inc.(a)	4,900	133,188
GENOVA, Inc.(a)	19,100	171,374
Hennge KK(a)	55,100	359,881
Integral Corporation(a)	13,400	150,465
M&A Capital Partners Company Ltd.(a)	31,000	556,293
MarkLines Co., Ltd.(a)	23,000	418,500
Open Door, Inc.(a)	11,300	55,391
Oro Co., Ltd.(a)	32,500	440,838
Prestige International, Inc.(a)	50,000	200,891
Sun*, Inc.(a)	74,200	615,824
Synchro Food Co., Ltd.(a)	53,100	193,378
System Support, Inc.(a)	38,700	496,596
Syuppin Company, Ltd.(a)	43,400	294,917
ULS Group, Inc.(a)	27,800	847,342
User Local, Inc.(a)	9,000	92,509
WDB coco Co., Ltd.(a)	5,000	170,213
Yakuodo Holdings Co., Ltd.(a)	31,200	569,762
YMIRLINK, Inc.(a)	26,600	214,274
		9,604,856
Luxembourg — 0.70%
Sword Group(a)	7,482	271,994

Norway — 1.29%
Bouvet ASA(a)	38,828	187,014

See accompanying notes to financial statements.

Grandeur Peak Global Micro Cap Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — (continued)
Norway — 1.29% (continued)
SmartCraft ASA(a)	166,002	$316,548
		503,562
Oman — 0.86%
Tethys Oil AB(a)	65,711	335,411

Philippines — 1.09%
AllHome Corporation(a)	3,701,098	97,775
Pryce Corporation(a)	3,545,900	324,739
		422,514
Poland — 1.71%
Auto Partner SA	77,576	439,297
Shoper Spolka Akcyjna(a)	30,600	224,503
		663,800
Singapore — 1.32%
Riverstone Holdings Ltd.	1,194,125	514,566

South Korea — 0.84%
Hyundai Ezwel Co., Ltd.(a)	25,910	118,432
MegaStudyEdu Co., Ltd.(a)	4,572	209,320
		327,752
Sweden — 6.94%
BoneSupport Holding AB(a)	13,900	180,800
Knowit AB	31,682	397,335
Lyko Group AB(a)(c)	10,547	90,513
RVRC Holding AB(a)	65,929	227,499
Sdiptech AB(a)	14,961	292,973
Swedencare AB	298,913	1,211,121
Teqnion AB(a)	10,963	201,817
Vitec Software Group(a)	2,401	95,669
		2,697,727
Taiwan — 4.34%
Acer E-Enabling Service Business, Inc.(a)	40,000	315,329
FineTek Co. Ltd.(a)	80,204	214,872
Fuzetec Technology Co., Ltd.(a)	61,955	88,142
GEM Services, Inc.(a)	107,000	215,489
M3 Technology, Inc.(a)	53,000	192,585
Sporton International, Inc.(a)	76,699	505,438
Wistron Information Technology and Services Corporation(a)	47,477	158,627
		1,690,482
Thailand — 1.04%
Humanica PCL(a)	1,280,000	334,676
Netbay PCL(a)	125,000	69,862
		404,538
United Kingdom — 13.62%
AB Dynamics PLC(a)	19,430	338,851
Advanced Medical Solutions Group plc(a)	88,459	208,344
CVS Group plc(a)	5,800	103,264
EKF Diagnostics Holdings PLC(a)	400,873	130,565
Elixirr International PLC(a)	93,105	531,810
Foresight Group Holdings Ltd.(a)	65,739	294,006
Franchise Brands PLC(a)	133,559	218,313
FRP Advisory Group PLC(a)	325,991	451,642
	Shares	Fair Value
COMMON STOCKS — (continued)
United Kingdom — 13.62% (continued)
Hotel Chocolat Group PLC(a)	89,449	$147,299
Impax Asset Management Group plc(a)	75,916	355,204
JTC plc(a)(b)(c)	38,251	296,817
Marlowe PLC(a)	47,353	318,817
Pensionbee Group PLC(a)	256,812	188,199
Premier Miton Group PLC(a)	268,041	167,762
SDI Group PLC(a)	225,400	278,038
Victorian Plumbing Group PLC(a)	305,715	284,225
Volution Group PLC(a)	136,926	603,390
XPS Pensions Group PLC(a)(c)	147,229	381,116
		5,297,662
United States 12.10%
4imprint Group PLC(a)	2,421	147,701
Barrett Business Services, Inc.	7,561	691,529
Bowman Consulting Group Ltd.(a)	23,255	617,885
FIGS, Inc.(a)	40,006	220,433
Frontage Holdings Corporation(a)(b)(c)	1,093,800	272,568
Global Industrial Co.	15,340	490,113
Hackett Group, Inc. (The)	33,010	735,793
Joint Corporation (The)(a)	57,499	449,067
LeMaitre Vascular, Inc.	3,305	160,557
MaxCyte, Inc.(a)	115,776	342,697
Perella Weinberg Partners LP	35,540	348,647
Plumas Bancorp(a)	6,666	227,644
		4,704,634
Total Common Stocks (Cost $40,989,391)		38,689,624

Total Investments — 99.48%
(Cost $40,989,391)		38,689,624

Other Assets in Excess of Liabilities — 0.52%		203,812

NET ASSETS — 100.00%		$38,893,436

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2023, these securities had a total aggregate market value of $1,205,323, representing 3.10% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2023, the aggregate market value of these securities was $2,071,243, representing 5.33% of net assets.

See accompanying notes to financial statements.

Grandeur Peak Global Micro Cap Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

Sector Composition (October 31, 2023)
Technology	24.4%
Industrials	19.3%
Consumer Discretionary	18.6%
Health Care	13.9%
Financials	10.3%
Communications	5.0%
Consumer Staples	3.7%
Materials	2.4%
Energy	1.0%
Utilities	0.8%
Other Assets in Excess of Liabilities	0.5%
Total	100.0%

Industry Composition (October 31, 2023)
It Services	10.7%
Professional Services	9.4%
Application Software	7.2%
Health Care Services	5.2%
Online Marketplace	4.8%
Internet Media & Services	4.1%
Auto Parts	3.5%
Other Spec Retail - Discr	3.1%
Investment Management	2.7%
Private Equity	2.6%
Health Care Facilities	2.5%
Infrastructure Software	2.2%
Wealth Management	1.9%
Specialty Chemicals	1.9%
Health Care Supplies	1.9%
Other Commercial Support Services	1.9%
Industrial Wholesale & Rental	1.8%
Specialty Online Retailers	1.7%
Engineering Services	1.6%
Biotech	1.6%
Building Products	1.6%
Comml & Res Bldg Equipment & Sys	1.6%
Specialty Technology Hardware	1.5%
Food & Drug Stores	1.5%
Home Products Stores	1.4%
Packaged Food	1.3%
Specialty & Generic Pharma	1.2%
Apparel, Footwear & Acc Design	1.2%
Communications Equipment	1.0%
Other Industries (each less than 1%)	15.4%
Other Assets in Excess of Liabilities	0.5%
Total	100.0%

See accompanying notes to financial statements.

Grandeur Peak Global Opportunities Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — 98.43%
Argentina — 1.16%
Globant SA(a)	38,199	$6,504,908

Australia — 0.11%
Fiducian Group Ltd.(a)	182,850	637,957

Belgium — 2.41%
Melexis NV	102,099	7,493,455
X-Fab Silicon Foundries SE(a)(b)(c)	666,184	6,020,967
		13,514,422
Brazil — 1.39%
Hypera SA	784,200	4,719,917
Patria Investments Ltd.(a)	238,699	3,076,830
		7,796,747
Canada — 1.50%
Aritzia, Inc.(a)	137,700	2,141,819
Gildan Activewear, Inc.(a)	119,825	3,403,550
Richelieu Hardware Ltd.(a)	95,665	2,861,479
		8,406,848
China — 3.16%
Hangzhou Robam Appliances Co., Ltd.(a)	1,241,826	3,920,966
Man Wah Holdings Ltd.(a)	4,687,300	2,911,125
Shanghai Hanbell Precise Machinery Co., Ltd.(a)	1,202,300	3,842,180
Silergy Corporation(a)	553,008	4,878,881
Suofeiya Home Collection Co., Ltd., CLASS A(a)	871,633	2,148,077
		17,701,229
Colombia — 0.63%
Parex Resources, Inc.	183,302	3,513,346

Finland — 1.45%
Musti Group Oyj(a)	411,649	8,107,512

France — 6.67%
Alten SA(a)	72,385	8,526,247
Antin Infrastructure Partners(a)	94,688	1,126,355
BioMerieux(a)	31,769	3,042,750
Esker SA(a)	14,780	1,872,331
Neurones SA(a)	110,960	4,033,735
Thermador Groupe(a)	64,104	4,552,205
Virbac SA(a)	40,133	11,510,259
Wavestone(a)	59,623	2,710,136
		37,374,018
Germany — 2.98%
Dermapharm Holding SE(a)	131,338	5,067,821
Friedrich Vorwerrk Group SE(a)	60,903	804,391
Nagarro SE(a)	30,956	2,176,978
Nexus AG(a)	79,645	3,881,524
QIAGEN NV(a)	128,030	4,792,163
		16,722,877
	Shares	Fair Value
COMMON STOCKS — (continued)
Hong Kong — 0.75%
Techtronic Industries Co., Ltd.	459,000	$4,182,192

India — 1.52%
Cera Sanitaryware Ltd.(a)	28,284	2,881,680
Gulf Oil Lubricants India Ltd.	186,873	1,401,247
IndiaMart InterMesh Ltd.(a)	30,514	971,001
		8,526,663
Indonesia — 1.50%
Arwana Citramulia Tbk PT(a)	46,609,800	1,930,618
Selamat Sempurna Tbk PT(a)	33,500,600	4,562,339
Ultrajaya Milk Industry & Trading Co.(a)	18,240,200	1,923,154
		8,416,111
Ireland — 1.21%
ICON PLC, ADR(a)	11,046	2,694,782
Keywords Studios plc(a)	256,516	4,068,268
		6,763,050
Italy — 2.04%
Interpump Group SpA(a)	101,151	4,217,747
Recordati Industria Chimica e Farmaceutica SpA(a)	92,959	4,289,356
Sesa SpA(a)	29,070	2,930,382
		11,437,485
Japan — 12.43%
AIT Corporation(a)	54,800	594,729
BayCurrent Consulting, Inc.	142,600	3,536,424
Carenet, Inc. NPV(a)	521,400	2,944,538
Charm Care Corporation KK(a)	191,500	1,382,161
Comture Corporation(a)	162,900	2,147,282
Create SD Holdings Co., Ltd.(a)	124,400	2,646,809
CrowdWorks, Inc.(a)	246,200	2,028,724
F&M Co., Ltd.(a)	72,100	967,041
FP Partner, Inc.(a)	75,700	2,057,622
Funai Soken Holdings, Inc.(a)	110,800	1,800,431
Hennge KK(a)	305,700	1,996,655
Integral Corporation(a)	247,600	2,780,242
Kitz Corporation	344,900	2,300,471
M&A Capital Partners Company Ltd.(a)	221,000	3,965,827
MarkLines Co., Ltd.(a)	247,400	4,501,594
MonotaRO Co., Ltd.(a)	216,500	1,714,717
Prestige International, Inc.(a)	807,000	3,242,375
Seria Co., Ltd.(a)	266,200	3,684,562
Strike Co., Ltd.	219,800	5,321,893
Sun*, Inc.(a)	367,100	3,046,754
Synchro Food Co., Ltd.(a)	482,000	1,755,329
Trancom Co., Ltd.(a)	92,570	4,232,295
Tsuruha Holdings, Inc.	45,000	3,280,554
ULS Group, Inc.(a)	13,800	420,623
User Local, Inc.(a)	113,700	1,168,693
Visional, Inc.(a)	65,000	3,143,328
Yakuodo Holdings Co., Ltd.(a)	164,800	3,009,509
		69,671,182

See accompanying notes to financial statements.

Grandeur Peak Global Opportunities Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — (continued)
Luxembourg — 0.27%
Sword Group(a)	41,691	$1,515,595

Mexico — 2.21%
Grupo Aeroportuario del Centro Norte SAB de CV(a)	310,000	2,376,349
Grupo Financiero Banorte SAB de CV	349,100	2,827,877
Regional SAB de CV(a)	656,927	4,978,564
Vesta Real Estate Corporation(a)	69,644	2,189,607
		12,373,397
Netherlands — 0.50%
Redcare Pharmacy NV(a)	25,369	2,825,788

Norway — 0.94%
Bouvet ASA(a)	230,309	1,109,277
Nordic Semiconductor ASA(a)	169,734	1,370,028
SmartCraft ASA(a)	1,457,082	2,778,501
		5,257,806
Philippines — 1.33%
Century Pacific Food, Inc.(a)	3,004,500	1,481,613
Concepcion Industrial Corporation(a)	1,020,252	269,168
Puregold Price Club, Inc.(a)	8,009,700	3,822,876
Wilcon Depot, Inc.(a)	5,330,600	1,858,857
		7,432,514
Poland — 1.93%
Dino Polska SA(a)(b)(c)	88,606	8,383,668
Inter Cars SA(a)	17,951	2,429,439
		10,813,107
Singapore — 0.86%
Riverstone Holdings Ltd.	11,229,300	4,838,872

South Africa — 0.26%
Italtile Ltd.(a)	2,394,999	1,477,720

South Korea — 0.90%
Eo Technics Co., Ltd.(a)	25,905	2,668,999
LEENO Industrial, Inc.(a)	23,594	2,399,484
		5,068,483
Sweden — 5.12%
AddTech AB(a)	216,712	3,172,133
Beijer Alma AB(a)	240,995	3,829,816
Byggfakta Group Nordic Holdco AB(a)	570,528	1,372,264
Hexpol AB	380,806	3,366,955
Knowit AB	187,743	2,354,551
Lifco AB, Class B(a)	147,038	2,684,418
Lyko Group AB(a)(c)	48,531	416,487
RVRC Holding AB(a)	436,418	1,505,932
Sdiptech AB(a)	292,432	5,726,528
Swedencare AB	651,855	2,641,155
Vitrolife AB(a)	125,023	1,625,076
		28,695,315
Taiwan — 1.65%
Fuzetec Technology Co., Ltd.(a)	278,482	396,190
	Shares	Fair Value
COMMON STOCKS — (continued)
Taiwan — 1.65% (continued)
M3 Technology, Inc.(a)	712,000	$2,587,177
Sporton International, Inc.(a)	949,151	6,254,798
		9,238,165
United Kingdom — 17.80%
B&M European Value Retail SA	3,608,355	23,189,175
City of London Investment Group PLC(a)	385,437	1,501,295
CVS Group plc(a)	745,787	13,278,134
Diploma plc	82,742	2,857,819
Elixirr International PLC(a)	108,470	619,572
Endava plc, ADR(a)	253,670	12,724,087
Foresight Group Holdings Ltd.(a)	617,350	2,760,984
FRP Advisory Group PLC(a)	875,323	1,212,712
GlobalData PLC(a)	1,283,338	2,339,467
Halma PLC	156,992	3,520,128
Impax Asset Management Group plc(a)	609,471	2,851,664
Intertek Group PLC(a)	99,935	4,643,085
JTC plc(a)(b)(c)	602,443	4,674,783
Marlowe PLC(a)	660,886	4,449,599
On The Beach Group PLC(a)(b)(c)	1,126,330	1,300,391
Petershill Partners PLC(a)	1,147,692	2,058,715
Pets at Home Group PLC(a)	839,119	2,863,553
Premier Miton Group PLC(a)	1,939,173	1,213,692
Softcat PLC(a)	251,172	3,861,414
Victorian Plumbing Group PLC(a)	1,039,569	966,494
Volution Group PLC(a)	1,557,641	6,864,039
		99,750,802
United States — 22.07%
4imprint Group PLC(a)	49,399	3,013,745
Bank of NT Butterfield & Son Ltd. (The)	113,455	2,865,874
BizLink Holding, Inc.(a)	659,078	5,104,334
Charles River Laboratories International, Inc.(a)	21,483	3,616,878
Crowdstrike Holdings, Inc., CLASS A(a)	34,460	6,091,493
DigitalOcean Holdings, Inc.(a)	70,999	1,452,640
Elastic NV(a)	20,635	1,548,450
Evercore, Inc., Class A	28,195	3,670,425
Five Below, Inc.(a)	32,273	5,614,857
Frontage Holdings Corporation(a)(b)(c)	11,448,283	2,852,836
Global Industrial Co.	157,991	5,047,812
GQG Partners, Inc.(a)	2,094,198	1,727,009
Hackett Group, Inc. (The)	98,183	2,188,499
Hingham Institution for Savings	4,431	658,358
Insperity, Inc.	27,905	2,953,465
Insulet Corporation(a)	12,785	1,694,908
JFrog Ltd.(a)	67,577	1,519,807
Littelfuse, Inc.	73,007	15,818,427
MaxCyte, Inc.(a)	259,488	768,084
MaxCyte, Inc.(a)	286,500	818,233
Medpace Holdings, Inc.(a)	10,938	2,654,324
Neogen Corporation(a)	100,578	1,497,606
NV5 Global, Inc.(a)	52,764	4,978,283

See accompanying notes to financial statements.

Grandeur Peak Global Opportunities Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — (continued)
United States — 22.07% (continued)
Ollie’s Bargain Outlet Holdings, Inc.(a)	77,132	$5,957,675
P10, Inc.(a)	400,806	3,775,593
PagerDuty, Inc.(a)	106,997	2,158,129
Paycom Software, Inc.	23,213	5,686,489
PJT Partners, Inc., Class A	76,625	6,004,335
Plumas Bancorp(a)	31,329	1,069,885
Power Integrations, Inc.	21,062	1,460,228
Qualys, Inc.(a)	54,145	8,281,477
Silicon Laboratories, Inc.(a)	16,034	1,478,014
SiTime Corporation(a)	18,514	1,847,698
Texas Roadhouse, Inc.	38,457	3,904,924
TriMas Corporation	158,318	3,832,879
		123,613,673
Vietnam — 1.68%
Asia Commercial Bank JSC(a)	3,107,100	2,706,996
Vietnam Technological & Commercial Joint Stock Bank(a)	5,964,004	6,725,681
		9,432,677
Total Common Stocks (Cost $537,391,369)		551,609,461

PREFERRED STOCKS — 0.34%
United States — 0.34%
Dataminr, Inc.- Private Placement(a)(d)	96,640	1,923,136

Total Preferred Stocks
(Cost $1,923,136)		1,923,136

Total Investments — 98.77%
(Cost $539,314,505)		553,532,597

Other Assets in Excess of Liabilities — 1.23%		6,900,331

NET ASSETS — 100.00%		$560,432,928

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2023, these securities had a total aggregate market value of $23,232,645, representing 4.15% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2023, the aggregate market value of these securities was $23,649,132, representing 4.22% of net assets. (d) As a result of the use of significant unobservable inputs to determine fair value, this investment has been classified as level 3 assets. See also Note 2 to the financial statements for additional information.
Sector Composition (October 31, 2023)
Technology	25.6%
Industrials	19.9%
Health Care	15.3%
Financials	12.2%
Consumer Staples	11.7%
Consumer Discretionary	9.5%
Communications	2.4%
Materials	0.9%
Energy	0.8%
Real Estate	0.4%
Other Assets in Excess of Liabilities	1.2%
Total	100.0%

Industry Composition (October 31, 2023)
Mass Merchants	6.9%
Health Care Services	6.1%
IT Services	5.9%
Application Software	5.0%
Specialty & Generic Pharma	4.6%
Food & Drug Stores	4.3%
Banks	3.9%
It Services	3.1%
Infrastructure Software	3.0%
Electrical Components	2.9%
Semiconductor Devices	2.9%
Professional Services	2.8%
Institutional Brokerage	2.7%
Engineering Services	2.4%
Private Equity	2.0%
Other Commercial Support Services	2.0%
Flow Control Equipment	1.9%
Investment Management	1.8%
Home Products Stores	1.7%
Life Science & Diagnostics	1.6%
Industrial Wholesale & Rental	1.5%
Health Care Supplies	1.4%
Electronics Components	1.3%
Comml & Res Bldg Equipment & Sys	1.3%
Internet Media & Services	1.2%
Rubber & Plastic	1.1%
Semiconductor Manufacturing	1.1%
Wealth Management	1.0%
Building Products	1.0%
Specialty Technology Hardware	1.0%
Other Spec Retail - Discr	1.0%
Other Industries (each less than 1%)	16.9%
Other Assets in Excess of Liabilities	1.2%
Total	100.0%

See accompanying notes to financial statements.

Grandeur Peak Global Reach Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — 96.21%
Argentina — 0.93%
Globant SA(a)	11,478	$1,954,589

Australia — 1.78%
EQT Holdings Ltd.(a)	46,050	730,303
Imdex Ltd.(a)	496,245	519,414
Johns Lyng Group Ltd.(a)	180,059	696,752
Netwealth Group Ltd.(a)	89,313	719,535
PeopleIN Ltd.(a)	593,251	566,381
Pinnacle Investment Management Group(a)	102,200	501,794
		3,734,179
Belgium — 1.30%
Melexis NV	12,468	915,077
Warehouses De Pauw CVA(a)	31,610	780,130
X-Fab Silicon Foundries SE(a)(b)(c)	113,341	1,024,375
		2,719,582
Brazil — 2.04%
CI&T, Inc.(a)	81,500	374,900
Grupo Mateus SA(a)	434,787	501,123
Hypera SA	85,800	516,410
Locaweb Servicos de Internet SA(a)(b)(c)	708,568	764,667
Patria Investments Ltd.(a)	77,699	1,001,540
Raia Drogasil SA(a)	64,500	330,248
Vinci Partners Invest Ltd.(a)	33,047	324,191
XP, Inc., Class A(a)	23,213	464,260
		4,277,339
Canada — 1.19%
Aritzia, Inc.(a)	45,179	702,725
Docebo, Inc.(a)	15,600	615,671
Gildan Activewear, Inc.(a)	12,020	341,420
Pet Valu Holdings Ltd.(a)	28,400	508,708
Richelieu Hardware Ltd.(a)	11,094	331,838
		2,500,362
China — 5.24%
Adicon Holdings Ltd.(a)	633,100	904,515
Aier Eye Hospital Group Co., Ltd.(a)	131,300	328,604
Angelalign Technology, Inc.(a)(b)(c)	59,200	407,011
ANTA Sports Products Ltd.	63,200	713,552
Beijing Huafeng Test & Control Technology Co., Ltd.(a)	12,100	198,797
Chaoju Eye Care Holdings Ltd.(a)	840,000	446,554
China Yongda Automobiles Services Holdings Ltd.	1,125,100	431,334
CSPC Pharmaceutical Group Ltd.	353,220	308,296
Guangzhou Kingmed Diagnostics Group Co., Ltd.(a)	82,800	700,554
Hangzhou Tigermed Consulting Co., Ltd.(a)	70,600	643,652
Li Ning Company Ltd.	249,600	765,522
Man Wah Holdings Ltd.(a)	938,400	582,809
ManpowerGroup Greater China Ltd.(a)(c)	145,800	109,929
	Shares	Fair Value
COMMON STOCKS — (continued)
China — 5.24% (continued)
Shanghai Hanbell Precise Machinery Co., Ltd.(a)(c)	183,200	$585,451
Shenzhen Mindray Bio-Medical Electronics Co.(a)	15,100	590,328
Silergy Corporation(a)	101,700	897,242
TK Group Holdings Ltd.(a)	1,492,400	257,467
WuXi AppTec Co., Ltd.(a)(b)(c)	111,412	1,338,324
Wuxi Biologics Cayman, Inc.(a)(b)(c)	135,500	841,545
		11,051,486
Colombia — 1.04%
Canacol Energy Ltd.(a)	3,887	19,228
Parex Resources, Inc.	112,657	2,159,295
		2,178,523
Finland — 1.15%
Evli Oyj(a)	27,312	515,948
Musti Group Oyj(a)	78,138	1,538,944
Revenio Group Oyj(a)	14,900	346,284
		2,401,176
France — 3.07%
Alten SA(a)	11,365	1,338,686
Antin Infrastructure Partners(a)	94,558	1,124,809
Aubay SA(a)	5,771	193,303
BioMerieux(a)	6,000	574,664
Esker SA(a)	3,867	489,872
Neurones SA(a)	11,386	413,916
Thermador Groupe(a)	4,977	353,431
Virbac SA(a)	6,769	1,941,368
		6,430,049
Germany — 2.25%
Atoss Software AG(a)	1,418	298,637
Dermapharm Holding SE(a)	20,563	793,446
Elmos Semiconductor AG	4,778	311,993
Friedrich Vorwerrk Group SE(a)	40,255	531,678
Mensch und Maschine Software SE(a)	8,301	433,543
Nagarro SE(a)	8,375	588,971
Nexus AG(a)	15,717	765,973
QIAGEN NV(a)	26,493	991,633
		4,715,874
Hong Kong — 1.00%
Plover Bay Technologies Ltd.(a)	4,118,000	1,173,527
Techtronic Industries Co., Ltd.	101,500	924,820
		2,098,347
India — 2.62%
Ajanta Pharma Ltd.(a)	15,672	331,869
Cera Sanitaryware Ltd.(a)	4,267	434,738
Gulf Oil Lubricants India Ltd.	146,334	1,097,270
IndiaMart InterMesh Ltd.(a)(b)(c)	21,336	678,943
Kotak Mahindra Bank Ltd.(a)	24,838	518,867
Metropolis Healthcare Ltd.(a)(b)(c)	38,641	652,235
Motherson Sumi Wiring India Ltd.(a)	612,241	440,810
Polycab India Ltd.(a)	6,071	358,881

See accompanying notes to financial statements.

Grandeur Peak Global Reach Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — (continued)
India — 2.62% (continued)
SJS Enterprises Ltd.(a)	86,869	$705,942
WNS Holdings Ltd., ADR(a)	4,835	262,637
		5,482,192
Indonesia — 1.57%
Arwana Citramulia Tbk PT(a)	11,519,400	477,143
Avia Avian Tbk PT(a)	18,442,000	578,700
Bank BTPN Syariah Tbk PT(a)	4,558,400	450,576
Selamat Sempurna Tbk PT(a)	10,020,400	1,364,646
Ultrajaya Milk Industry & Trading Co.(a)	4,006,000	422,372
		3,293,437
Ireland — 1.32%
ICON PLC, ADR(a)	4,675	1,140,512
Keywords Studios plc(a)	58,166	922,496
Uniphar PLC(a)	315,297	699,066
		2,762,074
Israel — 0.26%
Monday.com Ltd.(a)	4,142	538,419

Italy — 1.26%
DiaSorin SpA(a)	4,483	400,903
Interpump Group SpA(a)	12,429	518,259
Recordati Industria Chimica e Farmaceutica SpA(a)	15,169	699,935
Sesa SpA(a)	10,025	1,010,563
		2,629,660
Japan — 9.64%
AIT Corporation(a)	23,900	259,380
Atrae, Inc.(a)	31,200	204,604
BayCurrent Consulting, Inc.	124,900	3,097,470
Beenos, Inc.(a)	36,500	340,016
Carenet, Inc. NPV(a)	169,100	954,971
Central Automotive Products Ltd.(a)	23,800	529,936
Charm Care Corporation KK(a)	30,000	216,526
Comture Corporation(a)	33,600	442,902
CrowdWorks, Inc.(a)	56,200	463,096
Cyber Security Cloud, Inc.(a)	29,300	390,087
Digital Arts, Inc.(a)	10,000	273,132
eWeLL Co., Ltd.(a)	16,500	340,178
F&M Co., Ltd.(a)	23,700	317,876
FP Partner, Inc.(a)	27,400	744,767
Funai Soken Holdings, Inc.(a)	18,500	300,614
GMO Payment Gateway, Inc. NPV(a)	6,800	268,546
gremz, Inc.(a)	37,100	484,631
Hennge KK(a)	105,000	685,798
Integral Corporation(a)	50,800	570,421
JMDC, Inc.(a)	12,400	343,347
Lifedrink Co., Inc.(a)	14,300	352,842
M&A Capital Partners Company Ltd.(a)	37,400	671,140
M&A Research Institute, Inc.(a)	30,400	653,828
M3, Inc.	22,500	343,493
MarkLines Co., Ltd.(a)	53,300	969,827
	Shares	Fair Value
COMMON STOCKS — (continued)
Japan — 9.64% (continued)
Medikit Co., Ltd.(a)	29,000	$512,558
MonotaRO Co., Ltd.(a)	53,200	421,354
Prestige International, Inc.(a)	135,800	545,618
SBI Global Asset Management Co.(a)	126,000	445,562
Sun*, Inc.(a)	36,000	298,783
Synchro Food Co., Ltd.(a)	162,700	592,515
System Support, Inc.(a)	38,600	495,312
Systena Corporation(a)	256,800	432,024
Syuppin Company, Ltd.(a)	42,400	288,121
ULS Group, Inc.(a)	26,800	816,862
User Local, Inc.(a)	35,000	359,756
Visional, Inc.(a)	7,300	353,020
WDB coco Co., Ltd.(a)	11,900	405,106
		20,186,019
Luxembourg 0.14%
Sword Group(a)	8,334	302,966

Malaysia — 0.42%
Mr DIY Group Berhad(a)(b)(c)	2,845,700	884,166

Mexico — 1.18%
Arca Continental COM NPV	78,800	707,066
Bolsa Mexicana de Valores SAB(a)	163,700	254,859
Corp Inmobiliaria Vesta SAB de CV(a)	112,600	353,105
Grupo Financiero Banorte SAB de CV	41,900	339,410
Regional SAB de CV(a)	106,900	810,149
		2,464,589
Netherlands — 0.36%
Alfen Beheer BV(a)(b)(c)	12,592	395,391
ASM International NV(a)	879	361,405
		756,796
Norway — 0.66%
Bouvet ASA(a)	120,257	579,215
Nordic Semiconductor ASA(a)	25,476	205,633
SmartCraft ASA(a)	313,578	597,959
		1,382,807
Oman — 0.41%
Tethys Oil AB(a)	168,263	858,870

Philippines — 1.45%
Century Pacific Food, Inc.(a)	1,024,500	505,213
Concepcion Industrial Corporation(a)	1,793,920	473,281
Philippine Seven Corporation(a)	292,400	391,377
Pryce Corporation(a)	6,894,800	631,436
Puregold Price Club, Inc.(a)	861,100	410,987
Wilcon Depot, Inc.(a)	1,803,300	628,837
		3,041,131
Poland — 1.67%
Auto Partner SA	121,437	687,673
Dino Polska SA(a)(b)(c)	12,866	1,217,347
Inter Cars SA(a)	9,739	1,318,050

See accompanying notes to financial statements.

Grandeur Peak Global Reach Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — (continued)
Poland — 1.67% (continued)
Text SA	10,262	$276,304
		3,499,374
Singapore — 1.16%
iFast Corporation(a)	263,100	1,268,248
Keppel DC REIT(a)	400,300	494,096
Riverstone Holdings Ltd.	1,521,700	655,723
		2,418,067
South Africa 0.41%
Clicks Group Ltd.(a)	27,746	408,840
Italtile Ltd.(a)	717,806	442,888
		851,728
South Korea — 0.94%
Coupang, Inc.(a)	41,211	700,587
Hyundai Ezwel Co., Ltd.(a)	96,236	439,886
LEENO Industrial, Inc.(a)	3,790	385,439
Tokai Carbon Korea Co., Ltd.(a)	7,139	437,729
		1,963,641
Sweden — 5.13%
AddTech AB(a)	30,000	439,127
Beijer Alma AB(a)	26,524	421,511
Byggfakta Group Nordic Holdco AB(a)	96,749	232,706
EQT AB(a)	112,670	2,047,890
Fasadgruppen Group AB(a)	50,000	213,203
Knowit AB	66,725	836,822
Lifco AB, Class B(a)	35,265	643,820
Lyko Group AB(a)(c)	11,255	96,589
Nibe Industrier AB	114,917	660,694
OX2 AB(a)	117,378	473,799
RVRC Holding AB(a)	94,129	324,808
Sagax AB(a)	17,771	321,573
Sagax AB(a)	24,922	449,857
Sdiptech AB(a)	59,055	1,156,440
Swedencare AB	245,298	993,887
Teqnion AB(a)	23,954	440,967
Vitec Software Group(a)	13,247	527,835
Vitrolife AB(a)	35,200	457,537
		10,739,065
Taiwan — 2.59%
Allied Supreme Corporation(a)	50,000	479,614
Asia Vital Components Co., Ltd.(a)	47,000	410,313
Brighten Optix Corporation(a)	47,000	261,963
Fuzetec Technology Co., Ltd.(a)	227,519	323,686
GEM Services, Inc.(a)	166,000	334,311
M3 Technology, Inc.(a)	114,000	414,239
Sinbon Electronics Co., Ltd.(a)	56,000	477,675
Sporton International, Inc.(a)	266,868	1,758,631
Voltronic Power Technology Corporation(a)	7,247	288,996
Wistron Information Technology and Services Corporation(a)	175,803	587,381
		5,336,809
	Shares	Fair Value
COMMON STOCKS — (continued)
Thailand — 0.23%
Humanica PCL(a)	1,869,000	$488,678

United Kingdom — 13.47%
AB Dynamics PLC(a)	72,465	1,263,761
Advanced Medical Solutions Group plc(a)	162,800	383,436
B&M European Value Retail SA	545,149	3,503,412
Big Technologies plc(a)	219,199	479,508
CVS Group plc(a)	131,435	2,340,094
Darktrace plc(a)	276,032	1,174,118
Diploma plc	13,359	461,405
dotdigital group plc(a)	378,995	331,628
Elixirr International PLC(a)	204,772	1,169,642
Endava plc, ADR(a)	41,557	2,084,499
Foresight Group Holdings Ltd.(a)	216,892	970,009
FRP Advisory Group PLC(a)	566,926	785,445
Gamma Communications PLC(a)	37,522	476,982
GlobalData PLC(a)	337,000	614,336
Halma PLC	9,762	218,887
Hotel Chocolat Group PLC(a)	458,986	755,829
Impax Asset Management Group plc(a)	351,017	1,642,379
Intermediate Capital Group PLC(a)	34,887	553,086
JTC plc(a)(b)(c)	279,191	2,166,442
Keystone Law Group PLC(a)	102,373	590,968
Marlowe PLC(a)	249,243	1,678,098
Pensionbee Group PLC(a)	776,513	569,050
Petershill Partners PLC(a)(b)(c)	641,913	1,151,455
Pets at Home Group PLC(a)	337,561	1,151,951
SDI Group PLC(a)	199,856	246,529
Softcat PLC(a)	24,537	377,222
Volution Group PLC(a)	121,147	533,857
YouGov plc(a)	53,463	552,277
		28,226,305
United States — 26.63%
4imprint Group PLC(a)	7,309	445,909
Alexandria Real Estate Equities, Inc.	9,919	923,757
Align Technology, Inc.(a)	2,682	495,070
Ares Management Corporation, CLASS A	16,624	1,638,960
Ashtead Group PLC	8,512	486,613
Barrett Business Services, Inc.	12,931	1,182,669
BILL Holdings, Inc.(a)	2,999	273,779
Bio-Techne Corporation	6,692	365,584
BizLink Holding, Inc.(a)	101,476	785,897
Blue Owl Capital, Inc.	72,860	898,364
Bowman Consulting Group Ltd.(a)	50,373	1,338,411
Cactus, Inc., Class A	12,877	604,446
Charles River Laboratories International, Inc.(a)	2,925	492,453
Chewy, Inc.(a)	19,161	370,382
Cloudflare, Inc., Class A(a)	8,763	496,774
Crocs, Inc.(a)	3,730	333,164

See accompanying notes to financial statements.

Grandeur Peak Global Reach Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — (continued)
United States — 26.63% (continued)
Cross Creek Lucid LP/Partnership Interest(a)(d)	1,000,000	$786,666
Crowdstrike Holdings, Inc., CLASS A(a)	6,338	1,120,368
Cytek Biosciences, Inc.(a)	33,131	139,482
Datadog, Inc., Class A(a)	3,651	297,447
DexCom, Inc.(a)	7,486	664,981
DigitalOcean Holdings, Inc.(a)	38,950	796,917
Dollar General Corporation	3,308	393,784
Elastic NV(a)	18,178	1,364,076
Envista Holdings Corporation(a)	12,050	280,404
Esquire Financial Holdings, Inc.(a)	18,400	842,720
Etsy, Inc.(a)	16,470	1,026,081
Evercore, Inc., Class A	5,549	722,369
Fastenal Co.	4,511	263,172
Five Below, Inc.(a)	2,958	514,633
Floor & Decor Holdings, Inc., Class A(a)	6,307	519,697
Freshpet, Inc.(a)	8,772	503,513
Frontage Holdings Corporation(a)(b)(c)	6,030,000	1,502,636
Genpact Ltd.	9,106	305,415
Gitlab, Inc.(a)	7,545	326,548
Global Industrial Co.	22,970	733,891
GQG Partners, Inc.(a)	880,386	726,022
Hackett Group, Inc. (The)	32,726	729,463
Healthcare Services Group, Inc.	50,208	476,976
HealthEquity, Inc.(a)	7,136	511,508
Houlihan Lokey, Inc.	7,352	739,023
HubSpot, Inc.(a)	960	406,819
I3 Verticals, Inc., Class A(a)	20,080	376,500
Insperity, Inc.	6,663	705,212
Insulet Corporation(a)	2,050	271,769
JFrog Ltd.(a)	56,491	1,270,483
Littelfuse, Inc.	6,196	1,342,487
Lululemon Athletica, Inc.(a)	1,867	734,627
MarketAxess Holdings, Inc.	2,311	493,976
Marvell Technology, Inc.	4,881	230,481
MaxCyte, Inc.(a)	71,488	211,604
MaxCyte, Inc.(a)	147,600	421,540
Medpace Holdings, Inc.(a)	3,177	770,963
Microchip Technology, Inc.	11,043	787,255
Monolithic Power Systems, Inc.	699	308,776
Neogen Corporation(a)	35,629	530,516
NV5 Global, Inc.(a)	11,241	1,060,588
Ollie’s Bargain Outlet Holdings, Inc.(a)	18,131	1,400,439
P10, Inc.(a)	189,000	1,780,380
PagerDuty, Inc.(a)	47,328	954,606
Paycom Software, Inc.	3,508	859,355
Paylocity Holding Corporation(a)	1,722	308,927
Perella Weinberg Partners LP	94,328	925,358
PJT Partners, Inc., Class A	30,897	2,421,089
Planet Fitness, Inc., A(a)	13,440	742,829
Pool Corporation	957	302,192
Power Integrations, Inc.	4,008	277,875
	Shares	Fair Value
COMMON STOCKS — (continued)
United States — 26.63% (continued)
Qualys, Inc.(a)	10,665	$1,631,211
Revolve Group, Inc.(a)	23,484	322,905
Rexford Industrial Realty, Inc.	18,039	780,006
Ross Stores, Inc.	4,525	524,764
Shoals Technologies Group, Inc., Class A(a)	39,096	600,515
Silicon Laboratories, Inc.(a)	3,200	294,976
Smartsheet, Inc., CLASS A(a)	17,836	705,235
Squarespace, Inc.(a)	21,109	599,707
Terreno Realty Corporation	15,935	849,017
Texas Roadhouse, Inc.	8,409	853,850
TPG, Inc.(a)	11,137	307,827
Tradeweb Markets, Inc., CLASS A	7,923	713,149
Zscaler, Inc.(a)	1,855	294,370
		55,794,202
Vietnam — 1.70%
Asia Commercial Bank JSC(a)	574,500	500,521
FPT Corporation(a)	308,477	1,042,364
Vietnam Technological & Commercial Joint Stock Bank(a)	1,789,681	2,018,246
		3,561,131
Total Common Stocks (Cost $198,396,181)		201,523,632

PREFERRED STOCKS — 0.90%
United States — 0.90%
Dataminr, Inc. — Private Placement(a)(d)	45,833	912,077
Gusto, Inc., Series E Preferred(a)(d)	32,241	980,126
		1,892,203
Total Preferred Stocks
(Cost $1,892,053)		1,892,203

Total Investments — 97.11%
(Cost $200,288,234)		203,415,835

Other Assets in Excess of Liabilities — 2.89%		6,053,811

NET ASSETS — 100.00%		$209,469,646

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2023, these securities had a total aggregate market value of $13,025,033, representing 6.22% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2023, the aggregate market value of these securities was $13,816,506, representing 6.60% of net assets.

(d)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.

See accompanying notes to financial statements.

Grandeur Peak Global Reach Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

Sector Composition (October 31, 2023)
Technology	25.8%
Financials	16.2%
Health Care	14.2%
Industrials	13.2%
Consumer Discretionary	12.0%
Consumer Staples	5.6%
Communications	3.2%
Real Estate	2.4%
Energy	2.2%
Materials	1.4%
Utilities	0.5%
Listed Private Equity Investments	0.4%
Other Assets in Excess of Liabilities	2.9%
Total	100.0%

Industry Composition (October 31, 2023)
Application Software	7.7%
Health Care Services	5.9%
IT Services	4.8%
Investment Management	4.4%
Private Equity	3.5%
Professional Services	3.4%
It Services	3.0%
Institutional Brokerage	3.0%
Mass Merchants	2.8%
Banks	2.6%
Infrastructure Software	2.6%
Specialty & Generic Pharma	2.2%
Auto Parts	2.1%
Internet Media & Services	2.0%
Engineering Services	1.8%
Semiconductor Devices	1.8%
Specialty Apparel Stores	1.6%
Home Products Stores	1.6%
Food & Drug Stores	1.6%
Other Spec Retail - Discr	1.5%
Exploration & Production	1.5%
Medical Equipment	1.5%
Wealth Management	1.4%
Health Care Supplies	1.3%
Life Science & Diagnostics	1.3%
Online Marketplace	1.3%
Other Commercial Support Services	1.3%
Industrial Reit	1.2%
Industrial Wholesale & Rental	1.1%
Electrical Components	1.1%
Communications Equipment	1.0%
Other Industries (each less than 1%)	23.3%
Other Assets in Excess of Liabilities	2.9%
Total	100.0%

See accompanying notes to financial statements.

Grandeur Peak Global Stalwarts Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — 98.56%
Argentina — 3.20%
Globant SA(a)	25,724	$4,380,540

Belgium — 1.76%
Melexis NV	22,663	1,663,328
Warehouses De Pauw CVA(a)	29,971	739,680
		2,403,008
Brazil — 2.28%
Hypera SA	115,800	696,973
Patria Investments Ltd.(a)	147,625	1,902,886
Raia Drogasil SA(a)	102,092	522,723
		3,122,582
Canada — 0.36%
Aritzia, Inc.(a)	31,644	492,198

China — 4.82%
Guangzhou Kingmed Diagnostics Group Co., Ltd.(a)	66,000	558,412
Shanghai Hanbell Precise Machinery Co., Ltd.(a)	249,400	797,006
Shenzhen Mindray Bio-Medical Electronics Co.(a)	15,000	586,419
Silergy Corporation(a)	358,000	3,158,434
WuXi AppTec Co., Ltd.(a)(b)(c)	72,471	870,551
Wuxi Biologics Cayman, Inc.(a)(b)(c)	99,900	620,445
		6,591,267
Finland — 0.39%
Musti Group Oyj(a)	27,381	539,274

France — 3.31%
Alten SA(a)	7,562	890,730
Antin Infrastructure Partners(a)	63,815	759,107
BioMerieux(a)	10,456	1,001,448
Virbac SA(a)	6,571	1,884,581
		4,535,866
Germany — 2.19%
AIXTRON SE(a)	22,680	635,107
Atoss Software AG(a)	2,201	463,540
Dermapharm Holding SE(a)	33,429	1,289,895
Hensoldt AG(a)	20,558	607,015
		2,995,557
Hong Kong — 2.27%
Techtronic Industries Co., Ltd.	340,200	3,099,743

India — 1.76%
Avenue Supermarts Ltd.(a)(b)(c)	12,051	525,868
Bajaj Finance Ltd.(a)	6,796	611,546
IndiaMart InterMesh Ltd.(a)(b)(c)	26,782	852,242
Motherson Sumi Wiring India Ltd.(a)	586,601	422,350
		2,412,006
Ireland — 0.92%
ICON PLC, ADR(a)	4,037	984,866
	Shares	Fair Value
COMMON STOCKS — (continued)
Ireland — 0.92% (continued)
Keywords Studios plc(a)	17,535	$278,100
		1,262,966
Italy — 0.55%
Recordati Industria Chimica e Farmaceutica SpA(a)	16,273	750,876

Japan — 5.17%
BayCurrent Consulting, Inc.	136,500	3,385,147
Lasertec Corporation	4,000	665,149
M&A Capital Partners Company Ltd.(a)	54,300	974,409
M&A Research Institute, Inc.(a)	23,500	505,426
MonotaRO Co., Ltd.(a)	194,700	1,542,057
		7,072,188
Mexico — 2.38%
Corp Inmobiliaria Vesta SAB de CV(a)	360,865	1,131,644
Grupo Aeroportuario del Centro Norte SAB de CV(a)	72,460	555,452
Regional SAB de CV(a)	207,933	1,575,834
		3,262,930
Netherlands — 0.56%
ASM International NV(a)	1,856	763,103

Poland — 1.46%
Dino Polska SA(a)(b)(c)	21,093	1,995,764

South Korea — 1.16%
HPSP Company Ltd.(a)	8,988	207,078
LEENO Industrial, Inc.(a)	13,622	1,385,343
		1,592,421
Sweden — 6.09%
AddTech AB(a)	52,058	762,002
EQT AB(a)	180,339	3,277,842
HMS Networks AB(a)	13,071	432,302
Lifco AB, Class B(a)	63,279	1,155,261
Nibe Industrier AB	115,726	665,345
OX2 AB(a)	137,250	554,013
Sagax AB(a)	27,163	490,308
Swedencare AB	125,638	509,054
Vitrolife AB(a)	37,506	487,511
		8,333,638
Switzerland — 0.43%
VAT Group AG(a)	1,669	588,431

Taiwan — 2.49%
Asia Vital Components Co., Ltd.(a)	88,000	768,245
ASPEED Technology, Inc.(a)	13,000	1,028,823
Chroma Ate Inc(a)	102,000	684,732
Sinbon Electronics Co., Ltd.(a)	62,500	533,119
Voltronic Power Technology Corporation(a)	9,975	397,784
		3,412,703

See accompanying notes to financial statements.

Grandeur Peak Global Stalwarts Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — (continued)
United Kingdom — 12.59%
B&M European Value Retail SA	729,740	$4,689,690
CVS Group plc(a)	161,883	2,882,196
Darktrace plc(a)	252,699	1,074,871
Diploma plc	27,275	942,049
Endava plc, ADR(a)	61,970	3,108,415
Halma PLC	72,284	1,620,777
Impax Asset Management Group plc(a)	196,738	920,521
JTC plc(a)(b)(c)	165,893	1,287,281
Softcat PLC(a)	46,092	708,599
		17,234,399
United States — 40.23%
Alexandria Real Estate Equities, Inc.	8,001	745,133
Align Technology, Inc.(a)	3,192	589,211
Ares Management Corporation, CLASS A	17,821	1,756,972
Ashtead Group PLC	29,744	1,700,401
BILL Holdings, Inc.(a)	3,724	339,964
Cactus, Inc., Class A	14,501	680,677
Charles River Laboratories International, Inc.(a)	5,400	909,144
Cloudflare, Inc., Class A(a)	22,990	1,303,303
Cross Creek Lucid LP/Partnership Interest(a)(d)	1,300,000	1,022,666
Crowdstrike Holdings, Inc., CLASS A(a)	13,848	2,447,912
Datadog, Inc., Class A(a)	7,921	645,324
DexCom, Inc.(a)	5,289	469,822
DigitalOcean Holdings, Inc.(a)	52,739	1,079,040
Doximity, Inc.(a)	23,230	474,589
Elastic NV(a)	19,555	1,467,407
Etsy, Inc.(a)	17,936	1,117,413
Evercore, Inc., Class A	6,904	898,763
Five Below, Inc.(a)	6,933	1,206,203
Global Industrial Co.	27,979	893,929
Herc Holdings, Inc.	4,970	530,746
Houlihan Lokey, Inc.	13,520	1,359,030
HubSpot, Inc.(a)	1,399	592,854
IDEXX Laboratories, Inc.(a)	1,294	516,914
Insulet Corporation(a)	4,080	540,886
JFrog Ltd.(a)	50,604	1,138,084
Littelfuse, Inc.	21,061	4,563,287
Lululemon Athletica, Inc.(a)	3,398	1,337,045
MarketAxess Holdings, Inc.	2,788	595,935
Marvell Technology, Inc.	16,321	770,678
MaxCyte, Inc.(a)	175,193	518,571
Medpace Holdings, Inc.(a)	2,809	681,660
Microchip Technology, Inc.	8,177	582,938
Moelis & Co., Class A	17,460	727,034
Monolithic Power Systems, Inc.	3,581	1,581,871
Neogen Corporation(a)	41,074	611,592
NV5 Global, Inc.(a)	7,983	753,196
Ollie’s Bargain Outlet Holdings, Inc.(a)	15,037	1,161,458
P10, Inc.(a)	124,311	1,171,010
	Shares	Fair Value
COMMON STOCKS — (continued)
United States — 40.23% (continued)
PagerDuty, Inc.(a)	33,989	$685,558
Paycom Software, Inc.	9,631	2,359,306
PJT Partners, Inc., Class A	49,152	3,851,551
Pool Corporation	2,557	807,424
Qualys, Inc.(a)	10,218	1,562,843
Rexford Industrial Realty, Inc.	16,495	713,244
Shoals Technologies Group, Inc., Class A(a)	77,808	1,195,131
Silicon Laboratories, Inc.(a)	11,488	1,058,964
SiTime Corporation(a)	5,573	556,185
Terreno Realty Corporation	9,799	522,091
Tradeweb Markets, Inc., CLASS A	15,993	1,439,530
Zscaler, Inc.(a)	5,113	811,382
		55,045,871
Vietnam — 2.19%
Asia Commercial Bank JSC(a)	622,000	541,904
FPT Corporation(a)	295,205	997,517
Vietnam Technological & Commercial Joint Stock Bank(a)	1,291,505	1,456,447
		2,995,868
Total Common Stocks (Cost $133,670,912)		134,883,199

PREFERRED STOCKS — 1.19%
United States — 1.19%
Dataminr, Inc. Private Placement(a)(d)	24,262	482,814
Gusto, Inc., Series E Preferred(a)(d)	37,637	1,144,165
		1,626,979
Total Preferred Stocks
(Cost $1,626,803)		1,626,979

Total Investments — 99.75%
(Cost $135,297,715)		136,510,178

Other Assets in Excess of Liabilities — 0.25%		335,340

NET ASSETS — 100.00%		$136,845,518

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2023, these securities had a total aggregate market value of $6,152,151, representing 4.50% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2023, the aggregate market value of these securities was $6,152,151, representing 4.50% of net assets.

(d)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.

See accompanying notes to financial statements.

Grandeur Peak Global Stalwarts Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

Sector Composition (October 31, 2023)
Technology	34.4%
Financials	17.6%
Industrials	16.1%
Health Care	14.0%
Consumer Staples	7.4%
Consumer Discretionary	5.2%
Real Estate	3.2%
Energy	1.3%
Listed Private Equity Investments	0.6%
Other Assets in Excess of Liabilities	0.3%
Total	100.0%

Industry Composition (October 31, 2023)
IT Services	9.4%
Application Software	8.1%
Institutional Brokerage	6.4%
Health Care Services	5.9%
Semiconductor Devices	5.9%
Private Equity	5.2%
Mass Merchants	5.2%
Infrastructure Software	4.3%
Electrical Components	3.6%
Specialty & Generic Pharma	3.4%
Electronics Components	3.3%
Industrial Wholesale & Rental	2.8%
Banks	2.6%
Medical Equipment	2.4%
Other Machinery & Equipment	2.3%
Food & Drug Stores	2.2%
Investment Management	2.0%
Measurement Instruments	1.7%
Semiconductor Mfg	1.5%
Industrial Reit	1.4%
Online Marketplace	1.4%
Specialty Apparel Stores	1.3%
Engineering Services	1.2%
Industrial Owners & Developers	1.2%
Specialty Online Retailers	1.1%
Life Science & Diagnostics	1.1%
Flow Control Equipment	1.1%
Other Industries (each less than 1%)	11.8%
Other Assets in Excess of Liabilities	0.3%
Total	100.0%

See accompanying notes to financial statements.

Grandeur Peak International Opportunities Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — 98.36%
Argentina — 1.11%
Globant SA(a)	33,755	$5,748,139

Australia — 0.66%
Fiducian Group Ltd.(a)	215,640	752,360
PeopleIN Ltd.(a)	1,501,201	1,433,207
Pinnacle Investment Management Group(a)	247,111	1,213,295
		3,398,862
Belgium — 3.23%
Melexis NV	89,020	6,533,535
Warehouses De Pauw CVA(a)	178,074	4,394,842
X-Fab Silicon Foundries SE(a)(b)(c)	639,845	5,782,915
		16,711,292
Brazil — 1.74%
Hypera SA	418,400	2,518,252
Locaweb Servicos de Internet SA(a)(b)(c)	2,558,300	2,760,847
Patria Investments Ltd.(a)	287,046	3,700,023
		8,979,122
Canada — 1.95%
Aritzia, Inc.(a)	220,401	3,428,170
Gildan Activewear, Inc.(a)	92,922	2,639,388
Richelieu Hardware Ltd.(a)	134,736	4,030,149
		10,097,707
China — 5.09%
Adicon Holdings Ltd.(a)	1,856,500	2,652,397
Guangzhou Kingmed Diagnostics Group Co., Ltd.(a)	228,200	1,930,753
Hangzhou Robam Appliances Co., Ltd.(a)	1,160,377	3,663,796
Man Wah Holdings Ltd.(a)	4,669,500	2,900,070
Shanghai Hanbell Precise Machinery Co., Ltd.(a)	1,152,700	3,683,674
Silergy Corporation(a)	704,996	6,219,787
Suofeiya Home Collection Co., Ltd., CLASS A(a)	620,100	1,528,192
TK Group Holdings Ltd.(a)	6,312,500	1,089,023
WuXi AppTec Co., Ltd.(a)(b)(c)	218,000	2,618,702
		26,286,394
Colombia — 0.65%
Parex Resources, Inc.	174,306	3,340,919

Finland — 1.46%
Musti Group Oyj(a)	384,110	7,565,126

France — 6.40%
Alten SA(a)	66,453	7,827,515
Antin Infrastructure Partners(a)	141,072	1,678,113
Aubay SA(a)	13,151	440,501
BioMerieux(a)	31,849	3,050,412
Esker SA(a)	13,831	1,752,112
Neurones SA(a)	77,697	2,824,523
Thermador Groupe(a)	61,268	4,350,813
	Shares	Fair Value
COMMON STOCKS — (continued)
France — 6.40% (continued)
Virbac SA(a)	38,869	$11,147,740
		33,071,729
Germany — 4.63%
Atoss Software AG(a)	14,854	3,128,316
Dermapharm Holding SE(a)	165,476	6,385,072
Friedrich Vorwerrk Group SE(a)	99,654	1,316,205
Mensch und Maschine Software SE(a)	76,966	4,019,761
Nagarro SE(a)	25,475	1,791,527
Nexus AG(a)	81,206	3,957,600
QIAGEN NV(a)	89,137	3,336,398
		23,934,879
Hong Kong — 0.66%
Techtronic Industries Co., Ltd.	374,200	3,409,535

India — 4.78%
Ajanta Pharma Ltd.(a)	133,905	2,835,558
Cera Sanitaryware Ltd.(a)	31,552	3,214,636
Gulf Oil Lubricants India Ltd.	161,771	1,213,023
IndiaMart InterMesh Ltd.(a)(b)(c)	122,694	3,904,305
Kotak Mahindra Bank Ltd.(a)	115,766	2,418,358
Metropolis Healthcare Ltd.(a)(b)(c)	207,987	3,510,684
Motherson Sumi Wiring India Ltd.(a)	2,715,755	1,955,329
Polycab India Ltd.(a)	57,111	3,376,061
WNS Holdings Ltd., ADR(a)	41,706	2,265,470
		24,693,424
Indonesia — 2.06%
Arwana Citramulia Tbk PT(a)	48,815,300	2,021,972
Avia Avian Tbk PT(a)	22,774,300	714,645
Bank BTPN Syariah Tbk PT(a)	17,877,500	1,767,106
Selamat Sempurna Tbk PT(a)	28,534,800	3,886,062
Ultrajaya Milk Industry & Trading Co.(a)	21,448,900	2,261,463
		10,651,248
Ireland — 2.32%
ICON PLC, ADR(a)	15,398	3,756,496
Keywords Studios plc(a)	260,220	4,127,013
Uniphar PLC(a)	1,850,749	4,103,417
		11,986,926
Italy — 2.59%
Interpump Group SpA(a)	124,272	5,181,836
Recordati Industria Chimica e Farmaceutica SpA(a)	88,215	4,070,456
Sesa SpA(a)	40,842	4,117,050
		13,369,342
Japan — 15.46%
AIT Corporation(a)	156,500	1,698,450
Atrae, Inc.(a)	183,100	1,200,735
BayCurrent Consulting, Inc.	165,700	4,109,294
Beenos, Inc.(a)	112,700	1,049,859
Carenet, Inc. NPV(a)	526,300	2,972,210
Central Automotive Products Ltd.(a)	37,900	843,889
Charm Care Corporation KK(a)	480,900	3,470,920

See accompanying notes to financial statements.

Grandeur Peak International Opportunities Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — (continued)
Japan — 15.46% (continued)
Comture Corporation(a)	190,200	$2,507,139
Create SD Holdings Co., Ltd.(a)	115,500	2,457,447
CrowdWorks, Inc.(a)	425,700	3,507,830
eGuarantee, Inc.(a)	184,100	2,100,010
F&M Co., Ltd.(a)	58,400	783,290
FP Partner, Inc.(a)	69,900	1,899,970
Funai Soken Holdings, Inc.(a)	86,100	1,399,072
gremz, Inc.(a)	153,100	1,999,921
Hennge KK(a)	279,100	1,822,919
Integral Corporation(a)	251,200	2,820,666
Kitz Corporation	333,200	2,222,432
M&A Capital Partners Company Ltd.(a)	216,400	3,883,278
MarkLines Co., Ltd.(a)	270,000	4,912,815
MonotaRO Co., Ltd.(a)	211,700	1,676,700
Prestige International, Inc.(a)	800,100	3,214,652
Seria Co., Ltd.(a)	97,800	1,353,682
Strike Co., Ltd.	147,500	3,571,334
Sun*, Inc.(a)	351,100	2,913,963
Synchro Food Co., Ltd.(a)	643,100	2,342,017
Systena Corporation(a)	1,290,400	2,170,886
Trancom Co., Ltd.(a)	70,990	3,245,658
Tsuruha Holdings, Inc.	54,100	3,943,955
ULS Group, Inc.(a)	35,400	1,078,991
User Local, Inc.(a)	110,100	1,131,689
Visional, Inc.(a)	56,600	2,737,114
Yakuodo Holdings Co., Ltd.(a)	156,800	2,863,417
		79,906,204
Luxembourg — 0.44%
Sword Group(a)	62,260	2,263,341

Mexico — 2.80%
Bolsa Mexicana de Valores SAB(a)	1,436,400	2,236,284
Corp Inmobiliaria Vesta SAB de CV(a)	468,200	1,468,237
Grupo Aeroportuario del Centro Norte SAB de CV(a)	339,500	2,602,486
Grupo Financiero Banorte SAB de CV	366,300	2,967,205
Regional SAB de CV(a)	416,500	3,156,472
Vesta Real Estate Corporation(a)	64,778	2,036,620
		14,467,304
Netherlands — 0.56%
Redcare Pharmacy NV(a)	26,026	2,898,970

Norway — 1.07%
Bouvet ASA(a)	326,244	1,571,345
Nordic Semiconductor ASA(a)	172,183	1,389,796
SmartCraft ASA(a)	1,335,830	2,547,286
		5,508,427
Philippines — 1.84%
Century Pacific Food, Inc.(a)	3,704,800	1,826,953
Puregold Price Club, Inc.(a)	6,141,500	2,931,220
Robinsons Land Corporation(a)	11,279,400	2,769,194
	Shares	Fair Value
COMMON STOCKS — (continued)
Philippines — 1.84% (continued)
Wilcon Depot, Inc.(a)	5,738,600	$2,001,132
		9,528,499
Poland — 1.66%
Dino Polska SA(a)(b)(c)	60,569	5,730,880
Inter Cars SA(a)	21,003	2,842,489
		8,573,369
Singapore — 1.06%
iFast Corporation(a)	135,600	653,647
Keppel DC REIT(a)	1,208,200	1,491,300
Riverstone Holdings Ltd.	7,661,900	3,301,626
		5,446,573
South Africa — 0.45%
Italtile Ltd.(a)	3,754,710	2,316,665

South Korea — 1.70%
Eo Technics Co., Ltd.(a)	26,786	2,759,769
Hyundai Ezwel Co., Ltd.(a)	317,703	1,452,190
LEENO Industrial, Inc.(a)	38,262	3,891,204
Tokai Carbon Korea Co., Ltd.(a)	11,482	704,021
		8,807,184
Sweden — 5.82%
AddTech AB(a)	235,018	3,440,088
Beijer Alma AB(a)	233,081	3,704,050
Byggfakta Group Nordic Holdco AB(a)	650,446	1,564,487
EQT AB(a)	108,667	1,975,132
Knowit AB	292,109	3,663,442
Lifco AB, Class B(a)	131,184	2,394,977
Lyko Group AB(a)(c)	59,177	507,849
Nibe Industrier AB	219,321	1,260,945
OX2 AB(a)	261,656	1,056,181
RVRC Holding AB(a)	183,655	633,732
Sagax AB(a)	117,372	2,118,634
Sdiptech AB(a)	245,106	4,799,770
Swedencare AB	519,457	2,104,711
Vitrolife AB(a)	64,556	839,113
		30,063,111
Taiwan — 3.14%
M3 Technology, Inc.(a)	559,000	2,031,225
Sinbon Electronics Co., Ltd.(a)	373,000	3,181,653
Sporton International, Inc.(a)	1,189,338	7,837,603
Voltronic Power Technology Corporation(a)	47,850	1,908,165
Wistron Information Technology and Services Corporation(a)	376,312	1,257,309
		16,215,955
United Kingdom — 18.04%
AB Dynamics PLC(a)	29,969	522,647
B&M European Value Retail SA	2,013,461	12,939,553
CVS Group plc(a)	666,755	11,871,033
Diploma plc	135,284	4,672,562
Endava plc, ADR(a)	216,852	10,877,296
Foresight Group Holdings Ltd.(a)	833,342	3,726,968

See accompanying notes to financial statements.

Grandeur Peak International Opportunities Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — (continued)
United Kingdom — 18.04% (continued)
FRP Advisory Group PLC(a)	1,083,932	$1,501,729
GlobalData PLC(a)	1,466,966	2,674,212
Halma PLC	133,695	2,997,755
Hotel Chocolat Group PLC(a)	719,776	1,185,281
Impax Asset Management Group plc(a)	985,124	4,609,313
Intermediate Capital Group PLC(a)	118,005	1,870,807
JTC plc(a)(b)(c)	923,122	7,163,160
Marlowe PLC(a)	603,955	4,066,296
On The Beach Group PLC(a)(b)(c)	1,269,458	1,465,637
Pensionbee Group PLC(a)	946,427	693,568
Petershill Partners PLC(a)	1,152,782	2,067,846
Pets at Home Group PLC(a)	492,287	1,679,964
Premier Miton Group PLC(a)	1,050,931	657,758
Softcat PLC(a)	296,728	4,561,773
Volution Group PLC(a)	2,602,618	11,468,928
		93,274,086
United States — 3.00%
Bank of NT Butterfield & Son Ltd. (The)	91,729	2,317,075
BizLink Holding, Inc.(a)	470,264	3,642,034
Frontage Holdings Corporation(a)(b)(c)	12,426,000	3,096,476
Genpact Ltd.	76,807	2,576,107
GQG Partners, Inc.(a)	1,987,710	1,639,192
JFrog Ltd.(a)	99,887	2,246,459
		15,517,343
Vietnam — 1.99%
Asia Commercial Bank JSC(a)	2,833,200	2,468,366
FPT Corporation(a)	934,432	3,157,507
Vietnam Technological & Commercial Joint Stock Bank(a)	4,151,773	4,682,007
		10,307,880
Total Common Stocks (Cost $521,005,131)		508,339,555

Total Investments — 98.36%
(Cost $521,005,131)		508,339,555

Other Assets in Excess of Liabilities — 1.64%		8,478,952

NET ASSETS — 100.00%		$516,818,507

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2023, these securities had a total aggregate market value of $36,033,606, representing 6.98% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2023, the aggregate market value of these securities was $36,541,455, representing 7.07% of net assets.

See accompanying notes to financial statements.

Grandeur Peak International Opportunities Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

Sector Composition (October 31, 2023)
Technology	25.1%
Industrials	17.7%
Health Care	16.4%
Financials	12.7%
Consumer Discretionary	10.7%
Consumer Staples	7.8%
Communications	3.3%
Real Estate	2.8%
Energy	1.1%
Utilities	0.4%
Materials	0.4%
Other Assets in Excess of Liabilities	1.6%
Total	100.0%

Industry Composition (October 31, 2023)
IT Services	7.2%
Health Care Services	6.6%
Specialty & Generic Pharma	5.2%
Application Software	4.5%
Food & Drug Stores	4.0%
Banks	3.8%
It Services	3.8%
Mass Merchants	2.8%
Private Equity	2.5%
Internet Media & Services	2.3%
Investment Management	2.3%
Comml & Res Bldg Equipment & Sys	2.2%
Flow Control Equipment	2.1%
Home Products Stores	2.1%
Other Commercial Support Services	2.0%
Professional Services	2.0%
Electronics Components	2.0%
Semiconductor Devices	1.9%
Wealth Management	1.7%
Engineering Services	1.5%
Technology Distributors	1.4%
Building Products	1.4%
Life Science & Diagnostics	1.2%
Auto Parts	1.2%
Semiconductor Manufacturing	1.1%
Rubber & Plastic	1.1%
Electrical Components	1.0%
Packaged Food	1.0%
Online Marketplace	1.0%
Other Industries (each less than 1%)	25.4%
Other Assets in Excess of Liabilities	1.6%
Total	100.0%

See accompanying notes to financial statements.

Grandeur Peak International Stalwarts Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — 97.63%
Argentina — 3.62%
Globant SA(a)	295,153	$50,261,604

Australia — 1.11%
Domino’s Pizza Enterprises Ltd.(a)	331,348	10,677,797
Netwealth Group Ltd.(a)	582,736	4,694,714
		15,372,511
Belgium — 3.04%
Melexis NV	372,166	27,314,755
Warehouses De Pauw CVA(a)	606,268	14,962,609
		42,277,364
Brazil — 3.38%
CI&T, Inc.(a)	497,181	2,287,033
Hypera SA	2,523,185	15,186,462
Patria Investments Ltd.(a)	1,155,126	14,889,574
Raia Drogasil SA(a)	2,841,756	14,550,124
		46,913,193
Canada — 0.50%
Aritzia, Inc.(a)	446,727	6,948,500

China — 6.64%
Guangzhou Kingmed Diagnostics Group Co., Ltd.(a)	633,102	5,356,544
Hangzhou Tigermed Consulting Co., Ltd.(a)	770,713	7,026,497
Man Wah Holdings Ltd.(a)	6,006,261	3,730,287
Shanghai Hanbell Precise Machinery Co., Ltd.(a)	2,961,071	9,462,670
Shenzhen Mindray Bio-Medical Electronics Co.(a)	266,900	10,434,349
Silergy Corporation(a)	3,700,805	32,650,140
WuXi AppTec Co., Ltd.(a)(b)(c)	1,264,676	15,191,789
Wuxi Biologics Cayman, Inc.(a)(b)(c)	1,349,400	8,380,670
		92,232,946
Finland — 0.41%
Musti Group Oyj(a)	287,787	5,668,024

France — 4.96%
Alten SA(a)	158,472	18,666,455
Antin Infrastructure Partners(a)	709,212	8,436,388
BioMerieux(a)	222,562	21,316,395
Virbac SA(a)	71,568	20,525,905
		68,945,143
Germany — 3.81%
AIXTRON SE(a)	267,193	7,482,196
Atoss Software AG(a)	46,501	9,793,310
Dermapharm Holding SE(a)	444,565	17,154,027
Hensoldt AG(a)	280,335	8,277,433
QIAGEN NV(a)	275,338	10,305,901
		53,012,867
Hong Kong — 2.80%
Techtronic Industries Co., Ltd.	4,269,300	38,899,855
	Shares	Fair Value
COMMON STOCKS — (continued)
India — 4.40%
Ajanta Pharma Ltd.(a)	245,324	$5,194,954
Avenue Supermarts Ltd.(a)(b)(c)	193,495	8,443,511
Bajaj Finance Ltd.(a)	136,389	12,273,118
IndiaMart InterMesh Ltd.(a)(b)(c)	372,625	11,857,481
Kotak Mahindra Bank Ltd.(a)	418,049	8,733,067
Metropolis Healthcare Ltd.(a)(b)(c)	348,082	5,875,395
Motherson Sumi Wiring India Ltd.(a)	12,111,741	8,720,390
		61,097,916
Ireland — 2.15%
ICON PLC, ADR(a)	95,900	23,395,764
Keywords Studios plc(a)	408,605	6,480,355
		29,876,119
Italy — 2.86%
Interpump Group SpA(a)	338,389	14,109,987
Recordati Industria Chimica e Farmaceutica SpA(a)	336,733	15,537,685
Sesa SpA(a)	99,883	10,068,638
		39,716,310
Japan — 8.75%
BayCurrent Consulting, Inc.	1,653,223	40,999,276
GMO Payment Gateway, Inc. NPV(a)	183,400	7,242,833
Lasertec Corporation	41,700	6,934,181
M&A Capital Partners Company Ltd.(a)	652,800	11,714,439
M&A Research Institute, Inc.(a)	313,300	6,738,301
MonotaRO Co., Ltd.(a)	2,817,914	22,318,362
Systena Corporation(a)	6,826,500	11,484,463
Tsuruha Holdings, Inc.	144,100	10,505,064
Visional, Inc.(a)	77,700	3,757,486
		121,694,405
Mexico — 4.62%
Corp Inmobiliaria Vesta SAB de CV(a)	5,330,800	16,716,959
Grupo Aeroportuario del Centro Norte SAB de CV(a)	1,324,852	10,155,842
Grupo Financiero Banorte SAB de CV	1,047,400	8,484,441
Regional SAB de CV(a)	2,491,700	18,883,509
Wal-Mart de Mexico SAB de CV	2,801,500	10,037,654
		64,278,405
Netherlands — 0.65%
ASM International NV(a)	21,869	8,991,540

Philippines — 0.48%
Wilcon Depot, Inc.(a)	19,282,400	6,724,049

Poland — 2.25%
Dino Polska SA(a)(b)(c)	330,947	31,313,337

Singapore — 0.64%
Keppel DC REIT(a)	7,166,937	8,846,261

South Korea — 1.44%
HPSP Company Ltd.(a)	106,983	2,464,827

Grandeur Peak International Stalwarts Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — (continued)
South Korea — 1.44% (continued)
LEENO Industrial, Inc.(a)	172,898	$17,583,541
		20,048,368
Sweden — 8.83%
AddTech AB(a)	853,769	12,497,087
EQT AB(a)	2,410,322	43,810,021
HMS Networks AB(a)	125,392	4,147,132
Lagercrantz Group AB(a)	796,367	7,255,220
Lifco AB, Class B(a)	816,984	14,915,372
Nibe Industrier AB	1,981,734	11,393,612
OX2 AB(a)	1,757,530	7,094,312
Sagax AB(a)	519,907	9,384,628
Swedencare AB	1,359,064	5,506,591
Vitrolife AB(a)	524,690	6,820,034
		122,824,009
Switzerland — 0.51%
VAT Group AG(a)	20,182	7,115,463

Taiwan — 4.18%
Asia Vital Components Co., Ltd.(a)	1,123,000	9,803,859
ASPEED Technology, Inc.(a)	195,145	15,443,821
Chroma Ate Inc(a)	1,549,000	10,398,534
Sinbon Electronics Co., Ltd.(a)	1,523,000	12,991,039
Voltronic Power Technology Corporation(a)	236,490	9,430,762
		58,068,015
United Kingdom — 16.58%
B&M European Value Retail SA	10,437,790	67,078,694
CVS Group plc(a)	1,321,086	23,520,867
Darktrace plc(a)	3,814,544	16,225,395
Diploma plc	704,060	24,317,468
Endava plc, ADR(a)	734,651	36,850,094
Halma PLC	1,181,212	26,485,540
Impax Asset Management Group plc(a)	2,230,760	10,437,541
JTC plc(a)(b)(c)	1,877,367	14,567,824
Softcat PLC(a)	724,263	11,134,518
		230,617,941
United States — 7.85%
Ashtead Group PLC	437,417	25,006,193
Cloudflare, Inc., Class A(a)	224,172	12,708,311
JFrog Ltd.(a)	939,323	21,125,374
Lululemon Athletica, Inc.(a)	61,106	24,043,989
Monolithic Power Systems, Inc.	59,315	26,201,808
		109,085,675
Vietnam — 1.17%
Asia Commercial Bank JSC(a)	7,767,000	6,766,836
Vietnam Technological & Commercial Joint Stock Bank(a)	8,443,926	9,522,320
		16,289,156
Total Common Stocks
(Cost $1,417,974,773)		1,357,118,976
Fair Value
COMMON STOCKS — (continued)
Total Investments — 97.63%
(Cost $1,417,974,773)	$1,357,118,976

Other Assets in Excess of Liabilities — 2.37%	32,874,978

NET ASSETS — 100.00%	$1,389,993,954

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2023, these securities had a total aggregate market value of $95,630,007, representing 6.88% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2023, the aggregate market value of these securities was $95,630,007, representing 6.88% of net assets.

Grandeur Peak International Stalwarts Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

Sector Composition (October 31, 2023)
Technology	29.5%
Industrials	17.8%
Health Care	16.7%
Financials	12.1%
Consumer Staples	10.2%
Consumer Discretionary	7.2%
Real Estate	3.6%
Energy	0.5%
Other Assets in Excess of Liabilities	2.4%
Total	100.0%

Industry Composition (October 31, 2023)
IT Services	10.5%
Health Care Services	6.8%
Semiconductor Devices	5.7%
Mass Merchants	5.5%
Specialty & Generic Pharma	5.3%
Private Equity	4.8%
Food & Drug Stores	4.7%
Banks	3.8%
Electronics Components	3.6%
Application Software	3.6%
Other Machinery & Equipment	2.8%
Industrial Wholesale & Rental	2.7%
Measurement Instruments	2.7%
Life Science & Diagnostics	2.3%
Specialty Apparel Stores	2.2%
Industrial Owners & Developers	1.9%
Medical Equipment	1.8%
Rubber & Plastic	1.8%
Flow Control Equipment	1.7%
Semiconductor Mfg	1.7%
Technology Distributors	1.7%
Specialty Online Retailers	1.6%
Engineering Services	1.3%
Professional Services	1.1%
Investment Management	1.1%
Industrial Reit	1.1%
Wealth Management	1.1%
Other Industries (each less than 1%)	12.9%
Other Assets in Excess of Liabilities	2.4%
Total	100.0%

Grandeur Peak US Stalwarts Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — 97.16%
Argentina — 2.50%
Globant SA(a)	14,998	$2,554,009

Canada — 0.56%
Aritzia, Inc.(a)	36,900	573,952

Germany — 0.60%
QIAGEN NV(a)	16,429	614,937

Hong Kong — 2.76%
Techtronic Industries Co., Ltd.	310,000	2,824,574

Ireland — 1.84%
ICON PLC, ADR(a)	7,686	1,875,077

United Kingdom — 2.09%
Endava plc, ADR(a)	42,570	2,135,311

United States — 86.81%
Alexandria Real Estate Equities, Inc.	14,297	1,331,480
Align Technology, Inc.(a)	5,784	1,067,668
Ares Management Corporation, CLASS A	22,834	2,251,203
Ashtead Group PLC	32,297	1,846,350
BILL Holdings, Inc.(a)	4,014	366,438
Bio-Techne Corporation	7,898	431,468
Cactus, Inc., Class A	23,150	1,086,661
Charles River Laboratories International, Inc.(a)	6,623	1,115,048
Cloudflare, Inc., Class A(a)	30,107	1,706,766
Cross Creek Lucid LP/Partnership Interest(a)(b)	700,000	550,666
Crowdstrike Holdings, Inc., CLASS A(a)	15,812	2,795,088
Datadog, Inc., Class A(a)	8,842	720,358
DexCom, Inc.(a)	11,243	998,716
Digital Realty Trust, Inc.	5,975	743,051
DigitalOcean Holdings, Inc.(a)	65,979	1,349,930
Doximity, Inc.(a)	34,764	710,229
Elastic NV(a)	27,793	2,085,587
Etsy, Inc.(a)	24,680	1,537,564
Evercore, Inc., Class A	6,358	827,684
Fastenal Co.	17,875	1,042,828
Five Below, Inc.(a)	8,434	1,467,347
Floor & Decor Holdings, Inc., Class A(a)	8,013	660,271
Frontage Holdings Corporation(a)(c)(d)	3,314,900	826,050
Global Industrial Co.	48,182	1,539,415
GQG Partners, Inc.(a)	401,671	331,244
HealthEquity, Inc.(a)	10,506	753,070
Herc Holdings, Inc.	5,265	562,249
Houlihan Lokey, Inc.	15,335	1,541,475
HubSpot, Inc.(a)	1,703	721,680
IDEXX Laboratories, Inc.(a)	3,427	1,368,983
Insulet Corporation(a)	5,315	704,610
JFrog Ltd.(a)	60,586	1,362,579
	Shares	Fair Value
COMMON STOCKS — (continued)
United States — 86.81% (continued)
Littelfuse, Inc.	19,020	$4,121,063
Lululemon Athletica, Inc.(a)	4,265	1,678,192
MarketAxess Holdings, Inc.	6,277	1,341,709
Marvell Technology, Inc.	29,759	1,405,220
MaxCyte, Inc.(a)	163,586	484,215
Medpace Holdings, Inc.(a)	4,521	1,097,111
Microchip Technology, Inc.	14,307	1,019,946
Moelis & Co., Class A	33,132	1,379,616
Monolithic Power Systems, Inc.	5,631	2,487,439
MSCI, Inc.	1,357	639,893
Neogen Corporation(a)	70,662	1,052,157
NV5 Global, Inc.(a)	14,320	1,351,092
Ollie’s Bargain Outlet Holdings, Inc.(a)	29,321	2,264,754
P10, Inc.(a)	143,618	1,352,882
PagerDuty, Inc.(a)	46,356	935,001
Paycom Software, Inc.	12,952	3,172,852
Paylocity Holding Corporation(a)	4,601	825,419
Perella Weinberg Partners LP	85,016	834,007
PJT Partners, Inc., Class A	64,639	5,065,113
Planet Fitness, Inc., A(a)	15,182	839,109
Pool Corporation	4,802	1,516,328
Power Integrations, Inc.	12,589	872,795
Qualys, Inc.(a)	16,718	2,557,018
Rexford Industrial Realty, Inc.	35,429	1,531,950
Shoals Technologies Group, Inc., Class A(a)	97,509	1,497,738
Silicon Laboratories, Inc.(a)	19,247	1,774,189
SiTime Corporation(a)	7,363	734,827
Terreno Realty Corporation	16,632	886,153
Texas Roadhouse, Inc.	8,093	821,763
TPG, Inc.(a)	19,713	544,867
Tradeweb Markets, Inc., CLASS A	25,349	2,281,664
United Rentals, Inc.	2,320	942,546
WW Grainger, Inc.	2,591	1,890,990
Zscaler, Inc.(a)	6,816	1,081,631
		88,685,005
Total Common Stocks (Cost $102,086,393)		99,262,865

PREFERRED STOCKS — 0.61%
United States — 0.61%
Gusto, Inc., Series E Preferred(a)(b)	20,595	626,088

Total Preferred Stocks
(Cost $625,992)		626,088

Total Investments — 97.77%
(Cost $102,712,385)		99,888,953

Other Assets in Excess of Liabilities — 2.23%		2,278,320

NET ASSETS — 100.00%		$102,167,273

(a)	Non-income producing security.

See accompanying notes to financial statements.

Grandeur Peak US Stalwarts Fund	Portfolio of Investments
October 31, 2023 (Unaudited)

(b)	As a result of the use of significant unobservable inputs to determine fair value, this investment has been classified as level 3 assets. See also Note 2 to the financial statements for additional information.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2023, these securities had a total aggregate market value of $826,050, representing 0.81% of net assets.

(d)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2023, the aggregate market value of these securities was $826,050, representing 0.81% of net assets.
Sector Composition (October 31, 2023)
Technology	34.4%
Financials	17.6%
Industrials	16.1%
Health Care	14.0%
Consumer Staples	7.4%
Consumer Discretionary	5.2%
Real Estate	3.2%
Energy	1.3%
Listed Private Equity Investments	0.7%
Other Assets in Excess of Liabilities	0.2%
Total	100.0%

Industry Composition (October 31, 2023)
IT Services	9.4%
Application Software	8.1%
Institutional Brokerage	6.4%
Health Care Services	5.9%
Semiconductor Devices	5.9%
Private Equity	5.2%
Mass Merchants	5.2%
Infrastructure Software	4.3%
Electrical Components	3.6%
Specialty & Generic Pharma	3.4%
Electronics Components	3.3%
Industrial Wholesale & Rental	2.8%
Banks	2.6%
Medical Equipment	2.4%
Other Machinery & Equipment	2.3%
Food & Drug Stores	2.2%
Investment Management	2.0%
Measurement Instruments	1.7%
Semiconductor Mfg	1.5%
Industrial Reit	1.4%
Online Marketplace	1.4%
Specialty Apparel Stores	1.3%
Engineering Services	1.2%
Industrial Owners & Developers	1.2%
Specialty Online Retailers	1.1%
Life Science & Diagnostics	1.1%
Flow Control Equipment	1.1%
Other Industries (each less than 1%)	11.8%
Other Assets in Excess of Liabilities	0.2%
Total	100.0%

See accompanying notes to financial statements.

Grandeur Peak Funds®	Statements of Assets and Liabilities
October 31, 2023 (Unaudited)

	Grandeur Peak	Grandeur Peak		Grandeur Peak	Grandeur Peak
	Emerging Markets	Global Contrarian	Grandeur Peak	Global Micro Cap	Global Opportunities
	Opportunities Fund	Fund	Global Explorer Fund	Fund	Fund
ASSETS
Investments, at cost	$358,874,246	$127,610,941	$12,767,391	$40,989,391	$539,314,505
Investments, at value	$374,742,175	$117,972,094	$10,658,166	$38,689,624	$553,532,597
Cash held at custodian	23,466,890	1,677,361	155,160	69,866	3,703,984
Foreign currency at fair value (Cost $121,241, $331,646, $851, $0 and $158,625)	108,260	315,066	832	—	155,745
Receivable for securities sold	6,667,555	1,368,660	101,862	149,367	3,553,795
Receivable for Fund shares sold	865	119,241	—	60	32,488
Dividends and interest receivable	284,075	187,381	7,205	44,916	906,479
Due from advisor	—	—	11,263	—	—
Prepaid expenses and other assets	3,377	14,401	13,409	21,189	33,562
TOTAL ASSETS	405,273,197	121,654,204	10,947,897	38,975,022	561,918,650

LIABILITIES
Due to custodian from foreign cash (Cost $0, $0, $0,$64 and $0)	—	—	—	48	—
Payable for investments purchased	1,184,712	750,933	76,578	7,953	291,220
Payable for Fund shares repurchased	288,846	3,471	—	25	546,759
Management fees payable	474,331	123,932	—	50,303	621,190
Distribution (12b-1) fees payable	599	—	—	—	12,179
Payable to related parties	8,823	3,520	2,086	2,811	11,380
Accrued expenses and other liabilities	29,671	98,097	137,486	20,446	2,994
TOTAL LIABILITIES	1,986,982	979,953	216,150	81,586	1,485,722
NET ASSETS	$403,286,215	$120,674,251	$10,731,747	$38,893,436	$560,432,928

NET ASSETS CONSISTS OF
Paid in capital	$371,098,537	$132,739,885	$14,594,302	$42,892,774	$547,823,809
Total distributable earnings (losses)	32,187,678	(12,065,634)	(3,862,555)	(3,999,338)	12,609,119
NET ASSETS	$403,286,215	$120,674,251	$10,731,747	$38,893,436	$560,432,928

PRICING OF SHARES:
Investor Class
Net Assets	$7,554,951	$—	$—	$—	$53,080,801
Shares of beneficial interest outstanding (a)	640,152	—	—	—	17,542,861
Net Asset Value, offering and redemption price per share	$11.80	$—	$—	$—	$3.03

Institutional Class
Net Assets	$395,731,264	$120,674,251	$10,731,747	$38,893,436	$507,352,127
Shares of beneficial interest outstanding (a)	33,122,306	9,226,715	1,610,713	3,387,943	163,203,027
Net Asset Value, offering and redemption price per share	$11.95	$13.08	$6.66	$11.48	$3.11

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

Grandeur Peak Funds®	Statements of Assets and Liabilities
October 31, 2023 (Unaudited)

		Grandeur Peak	Grandeur Peak	Grandeur Peak
	Grandeur Peak	Global Stalwarts	International	International	Grandeur Peak US
	Global Reach Fund	Fund	Opportunities Fund	Stalwarts Fund	Stalwarts Fund
ASSETS
Investments, at cost	$200,288,234	$135,297,715	$521,005,131	$1,417,974,773	$102,712,385
Investments, at value	$203,415,835	$136,510,178	$508,339,555	$1,357,118,976	$99,888,953
Cash held at custodian	4,978,834	—	8,656,945	31,257,114	2,271,496
Foreign currency at fair value (Cost $37,903, $0, $87,518, $67,609 and $0)	43,136	—	83,689	41,165	67
Receivable for securities sold	2,321,427	1,121,798	2,275,163	5,003,367	646,885
Receivable for Fund shares sold	161,058	11,708	444,282	1,349,184	15,000
Dividends and interest receivable	194,174	148,098	836,275	1,925,882	18,976
Prepaid expenses and other assets	13,834	57,052	19,635	56,282	26,769
TOTAL ASSETS	211,128,298	137,848,834	520,655,544	1,396,751,970	102,868,146

LIABILITIES
Due to custodian	—	251,120	—	—	—
Due to custodian from foreign cash (Cost $0, $525, $0, $0 and $0)	—	490	—	—	—
Payable for investments purchased	1,372,146	598,764	430,027	2,708,372	611,152
Payable for Fund shares repurchased	76,434	24,212	2,812,696	3,002,757	—
Management fees payable	185,080	98,555	564,581	1,007,565	67,662
Distribution (12b-1) fees payable	574	4,991	4,942	4,953	—
Payable to related parties	6,443	5,705	10,189	26,908	3,491
Accrued expenses and other liabilities	17,975	19,479	14,602	7,461	18,568
TOTAL LIABILITIES	1,658,652	1,003,316	3,837,037	6,758,016	700,873
NET ASSETS	$209,469,646	$136,845,518	$516,818,507	$1,389,993,954	$102,167,273

Composition of Net Assets:
Paid in capital	$208,475,243	$174,742,632	$527,610,277	$1,547,082,117	$138,687,414
Total distributable earnings (losses)	994,403	(37,897,114)	(10,791,770)	(157,088,163)	(36,520,141)
NET ASSETS	$209,469,646	$136,845,518	$516,818,507	$1,389,993,954	$102,167,273

PRICING OF SHARES
Investor Class
Net Assets	$22,183,022	$22,281,302	$22,382,448	$21,717,200	$—
Shares of beneficial interest outstanding (a)	1,673,775	1,731,702	7,826,759	1,549,304	—
Net Asset Value, offering and redemption price per share	$13.25	$12.87	$2.86	$14.02	$—

Institutional Class
Net Assets	$187,286,624	$114,564,216	$494,436,059	$1,368,276,754	$102,167,273
Shares of beneficial interest outstanding (a)	13,947,243	8,760,195	170,704,333	96,584,638	6,764,860
Net Asset Value, offering and redemption price per share	$13.43	$13.08	$2.90	$14.17	$15.10

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

See accompanying notes to financial statements.

Grandeur Peak Funds®	Statements of Operations
October 31, 2023 (Unaudited)

	Grandeur Peak	Grandeur Peak		Grandeur Peak	Grandeur Peak
	Emerging Markets	Global Contrarian	Grandeur Peak	Global Micro Cap	Global Opportunities
	Opportunities Fund	Fund	Global Explorer Fund	Fund	Fund

INVESTMENT INCOME
Dividends	$6,808,821	$3,014,569	$123,599	$597,724	$7,171,830
Interest	392,387	90,352	4,164	21,489	416,685
Less: Foreign dividend withholding taxes	(770,886)	(135,867)	(11,794)	(56,903)	(612,735)
TOTAL INVESTMENT INCOME	6,430,322	2,969,054	115,969	562,310	6,975,780

EXPENSES
Investment advisor fees	3,002,499	628,183	67,242	332,657	4,075,010
Distribution and service fees - Investor Class	10,757	—	—	—	80,731
Custodian fees	169,344	80,788	73,166	22,862	97,836
Administrative fees	78,753	31,479	28,696	19,096	107,802
Registration fees	23,957	11,552	5,794	8,407	14,064
Transfer agent fees	21,386	20,384	25,169	20,928	29,932
Audit fees	18,730	15,209	10,600	15,381	17,217
Trustees fees and expenses	17,192	3,203	3,356	2,064	12,491
Chief compliance officer fees	4,953	884	95	477	7,281
Printing fees	4,666	796	5,057	952	14,765
Insurance expense	3,158	1,534	4,157	400	4,149
Legal fees	1,571	235	5,014	113	7,897
Other expenses	25,400	8,546	45,209	9,424	24,105
TOTAL EXPENSES	3,382,366	802,793	273,555	432,761	4,493,280
Less: Fees waived/reimbursed by the investment advisor	(74,601)	—	(197,205)	(778)	(186,587)
Plus: Recapture of fees previously waived	—	45,374	—	—	—
NET EXPENSES	3,307,765	848,167	76,350	431,983	4,306,693
NET INVESTMENT INCOME	3,122,557	2,120,887	39,619	130,327	2,669,087

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from:
Investments	3,617,089	7,685,587	(220,232)	1,187,490	30,142,170
Foreign currency transactions	(251,513)	(34,774)	(369)	(6,745)	9,808
Net realized gain (loss)	3,365,576	7,650,813	(220,601)	1,180,745	30,151,978
Net change in unrealized appreciation (depreciation) on:
Investments	(33,532,658)	(11,286,110)	(957,499)	(4,722,547)	(105,428,763)
Foreign currency translations	464,628	366	(426)	13,625	(20,345)
Net change in unrealized depreciation	(33,068,030)	(11,285,744)	(957,925)	(4,708,922)	(105,449,108)

NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS	(29,702,454)	(3,634,931)	(1,178,526)	(3,528,177)	(75,297,130)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(26,579,897)	$(1,514,044)	$(1,138,907)	$(3,397,850)	$(72,628,043)

See accompanying notes to financial statements.

Grandeur Peak Funds®	Statements of Operations
October 31, 2023 (Unaudited)

		Grandeur Peak	Grandeur Peak	Grandeur Peak
	Grandeur Peak	Global Stalwarts	International	International	Grandeur Peak US
	Global Reach Fund	Fund	Opportunities Fund	Stalwarts Fund	Stalwarts Fund

INVESTMENT INCOME
Dividend income	$2,514,484	$1,493,677	$7,390,628	$17,138,647	$556,493
Interest	62,554	7,438	440,419	245,178	50,590
Less: Foreign dividend withholding taxes	(208,309)	(110,247)	(790,074)	(1,753,183)	—
TOTAL INVESTMENT INCOME	2,368,729	1,390,868	7,040,973	15,630,642	607,083

EXPENSES
Investment advisor fees	1,340,396	717,340	3,770,687	6,639,614	419,352
Distribution and service fees - Investor Class	33,565	33,871	32,657	34,369	—
Custodian fees	75,325	50,018	120,577	299,562	10,343
Administrative fees	56,284	38,368	103,310	288,813	24,985
Transfer agent fees	26,053	20,991	21,716	83,202	21,667
Registration fees	20,253	13,302	15,914	25,580	373
Audit fees	18,305	17,231	18,800	22,227	15,312
Trustees fees and expenses	10,381	7,890	20,293	75,567	4,816
Printing fees	10,378	8,847	16,167	74,632	1,734
Legal fees	3,760	3,769	8,453	19,418	1,702
Chief compliance officer fees	3,051	2,340	5,316	22,035	1,340
Insurance expense	2,103	1,676	4,247	11,491	613
Other expenses	16,707	16,724	27,750	55,121	5,485
TOTAL EXPENSES	1,616,561	932,367	4,165,887	7,651,631	507,722
Less: Fees waived/reimbursed by the investment advisor	(61,796)	—	(125,722)	—	—
NET EXPENSES	1,554,765	932,367	4,040,165	7,651,631	507,722
NET INVESTMENT INCOME	813,964	458,501	3,000,808	7,979,011	99,361

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from:
Investments	9,065,816	420,590	17,885,354	(22,652,529)	(2,045,265)
Foreign currency transactions	(30,533)	(25,466)	(24,011)	(400,142)	(892)
Net realized gain (loss) from:	9,035,283	395,124	17,861,343	(23,052,671)	(2,046,157)
Net change in unrealized appreciation (depreciation) on:
Investments	(32,036,862)	(17,309,815)	(111,291,670)	(232,950,851)	(2,650,793)
Foreign currency translations	(2,869)	(4,452)	479,331	(6,896)	49
Net change in unrealized depreciation on:	(32,039,731)	(17,314,267)	(110,812,339)	(232,957,747)	(2,650,744)

NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS	(23,004,448)	(16,919,143)	(92,950,996)	(256,010,418)	(4,696,901)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(22,190,484)	$(16,460,642)	$(89,950,188)	$(248,031,407)	$(4,597,540)

See accompanying notes to financial statements.

Grandeur Peak Emerging Markets Opportunities Fund	Statements of Changes in Net Assets

	For the	For the
	Six Months Ended	Year Ended
	October 31, 2023	April 30, 2023
	(Unaudited)
OPERATIONS
Net investment income	$3,122,557	$2,818,503
Net realized gain	3,365,576	17,342,803
Net change in unrealized depreciation	(33,068,030)	(44,342,979)
Net decrease in net assets resulting from operations	(26,579,897)	(24,181,673)

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	—	(14,330)
Institutional Class	—	(1,228,754)
Net decrease in net assets from distributions	—	(1,243,084)

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares:
Investor Class	74,152	613,572
Institutional Class	32,569,987	51,238,758

Distributions reinvested:
Investor Class	—	14,035
Institutional Class	—	1,153,392

Redemption fees:
Investor Class	49	20
Institutional Class	8,632	1,888

Cost of shares redeemed:
Investor Class	(796,352)	(2,185,292)
Institutional Class	(27,629,664)	(95,848,913)

Net increase/(decrease) from capital shares transactions	4,226,804	(45,012,540)

NET DECREASE IN NET ASSETS	(22,353,093)	(70,437,297)

NET ASSETS
Beginning of Period/Year	425,639,308	496,076,605
End of Period/Year	$403,286,215	$425,639,308

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	5,822	49,029
Issued to shareholders in reinvestment of distributions	—	1,167
Redeemed	(62,324)	(174,437)
Net decrease in share transactions	(56,502)	(124,241)

Institutional Class
Issued	2,516,925	4,050,696
Issued to shareholders in reinvestment of distributions	—	94,851
Redeemed	(2,157,831)	(7,718,184)
Net increase (decrease) in share transactions	359,094	(3,572,637)

See accompanying notes to financial statements.

Grandeur Peak Global Contrarian Fund	Statements of Changes in Net Assets

	For the	For the
	Six Months Ended	Year Ended
	October 31, 2023	April 30, 2023
	(Unaudited)
OPERATIONS
Net investment income	$2,120,887	$2,325,042
Net realized gain (loss)	7,650,813	(12,166,283)
Net change in unrealized appreciation (depreciation)	(11,285,744)	8,452,852
Net decrease in net assets resulting from operations	(1,514,044)	(1,388,389)

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	—	(2,503,330)
Total distributions to shareholders	—	(2,503,330)

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares:
Institutional Class	18,860,777	52,743,021

Distributions reinvested:
Institutional Class	—	2,426,838

Redemption fees:
Institutional Class	2,640	7,491

Cost of shares redeemed:
Institutional Class	(14,080,767)	(40,008,507)

Net increase from capital shares transactions	4,782,650	15,168,843

NET INCREASE IN NET ASSETS	3,268,606	11,277,124

NET ASSETS
Beginning of Period/Year	117,405,645	106,128,521
End of Period/Year	$120,674,251	$117,405,645

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	1,397,058	3,970,518
Issued to shareholders in reinvestment of distributions	—	192,912
Redeemed	(1,025,054)	(3,111,613)
Net increase in share transactions	372,004	1,051,817

See accompanying notes to financial statements.

Grandeur Peak Global Explorer Fund	Statements of Changes in Net Assets

	For the	For the
	Six Months Ended	Year Ended
	October 31, 2023	April 30, 2023
	(Unaudited)
OPERATIONS
Net investment income	$39,619	$28,927
Net realized loss	(220,601)	(1,455,685)
Net change in unrealized appreciation (depreciation)	(957,925)	1,073,911
Net decrease in net assets resulting from operations	(1,138,907)	(352,847)

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid
Institutional Class	—	(24,043)
Net decrease in net assets from distributions	—	(24,043)

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares:
Institutional Class	177,132	4,855,871

Distributions reinvested:
Institutional Class	—	23,263

Redemption fees:
Institutional Class	19	1,033

Cost of shares redeemed:
Institutional Class	(750,359)	(1,520,472)

Net increase (decrease) from capital shares transactions	(573,208)	3,359,695

NET INCREASE (DECREASE) IN NET ASSETS	(1,712,115)	2,982,805

NET ASSETS
Beginning of Period/Year	12,443,862	9,461,057
End of Period/Year	$10,731,747	$12,443,862

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	21,605	680,904
Issued to shareholders in reinvestment of distributions	—	3,272
Redeemed	(102,743)	(205,464)
Net increase (decrease) in share transactions	(81,138)	478,712

See accompanying notes to financial statements.

Grandeur Peak Global Micro Cap Fund	Statements of Changes in Net Assets

	For the	For the
	Six Months Ended	Year Ended
	October 31, 2023	April 30, 2023
	(Unaudited)
OPERATIONS
Net investment income	$130,327	$60,577
Net realized gain(loss)	1,180,745	(858,745)
Net change in unrealized (depreciation)	(4,708,922)	(3,472,808)
Net decrease in net assets resulting from operations	(3,397,850)	(4,270,976)

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares:
Institutional Class	1,505,693	5,982,899

Redemption fees:
Institutional Class	104	2

Cost of shares redeemed:
Institutional Class	(4,446,213)	(9,655,549)

Net decrease from capital shares transactions	(2,940,416)	(3,672,648)

NET DECREASE IN NET ASSETS	(6,338,266)	(7,943,624)

NET ASSETS
Beginning of Period/Year	45,231,702	53,175,326
End of Period/Year	$38,893,436	$45,231,702

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	114,320	490,504
Redeemed	(361,713)	(795,840)
Net decrease in share transactions	(247,393)	(305,336)

See accompanying notes to financial statements.

Grandeur Peak Global Opportunities Fund	Statements of Changes in Net Assets

	For the	For the
	Six Months Ended	Year Ended
	October 31, 2023	April 30, 2023
	(Unaudited)
OPERATIONS
Net investment income	$2,669,087	$2,798,218
Net realized gain (loss)	30,151,978	(28,625,725)
Net change in unrealized depreciation	(105,449,108)	(22,316,079)
Net decrease in net assets resulting from operations	(72,628,043)	(48,143,586)

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	—	(1,234,811)
Institutional Class	—	(9,962,438)
Net decrease in net assets from distributions	—	(11,197,249)

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares:
Investor Class	2,103,721	6,815,397
Institutional Class	23,718,964	97,065,543

Distributions reinvested:
Investor Class	—	1,229,951
Institutional Class	—	9,217,749

Redemption fees:
Investor Class	223	590
Institutional Class	776	10,111

Cost of shares redeemed:
Investor Class	(14,051,701)	(20,587,851)
Institutional Class	(54,923,973)	(130,357,753)

Net decrease from capital shares transactions	(43,151,990)	(36,606,263)

NET DECREASE IN NET ASSETS	(115,780,033)	(95,947,098)

NET ASSETS
Beginning of Period/Year	676,212,961	772,160,059
End of Period/Year	$560,432,928	$676,212,961

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	619,825	2,037,656
Issued to shareholders in reinvestment of distributions	—	379,614
Redeemed	(4,248,705)	(6,171,045)
Net decrease in share transactions	(3,628,880)	(3,753,775)

Institutional Class
Issued	7,169,484	28,386,407
Issued to shareholders in reinvestment of distributions	—	2,768,093
Redeemed	(15,960,323)	(38,623,807)
Net decrease in share transactions	(8,790,839)	(7,469,307)

See accompanying notes to financial statements.

Grandeur Peak Global Reach Fund	Statements of Changes in Net Assets

	For the	For the
	Six Months Ended	Year Ended
	October 31, 2023	April 30, 2023
	(Unaudited)
OPERATIONS
Net investment income	$813,964	$961,436
Net realized gain (loss)	9,035,283	(7,305,144)
Net change in depreciation	(32,039,731)	(21,389,299)
Net decrease in net assets resulting from operations	(22,190,484)	(27,733,007)

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	—	(128,741)
Net decrease in net assets from distributions	—	(128,741)

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares:
Investor Class	1,001,124	2,593,183
Institutional Class	13,596,433	34,183,813

Distributions reinvested:
Institutional Class	—	116,486

Redemption fees:
Investor Class	91	27
Institutional Class	2,279	1,562

Cost of shares redeemed:
Investor Class	(3,789,035)	(5,684,434)
Institutional Class	(44,191,209)	(59,269,232)

Net decrease from capital shares transactions	(33,380,317)	(28,058,595)

NET DECREASE IN NET ASSETS	(55,570,801)	(55,920,343)

NET ASSETS
Beginning of Period/Year	265,040,447	320,960,790
End of Period/Year	$209,469,646	$265,040,447

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	68,905	177,920
Issued to shareholders in reinvestment of distributions	—	—
Redeemed	(267,477)	(395,196)
Net decrease in share transactions	(198,572)	(217,276)

Institutional Class
Issued	931,514	2,343,747
Issued to shareholders in reinvestment of distributions	—	8,146
Redeemed	(3,014,773)	(4,098,540)
Net decrease in share transactions	(2,083,259)	(1,746,647)

See accompanying notes to financial statements.

Grandeur Peak Global Stalwarts Fund	Statements of Changes in Net Assets

	For the	For the
	Six Months Ended	Year Ended
	October 31, 2023	April 30, 2023
	(Unaudited)
OPERATIONS
Net investment income	$458,501	$339,907
Net realized gain (loss)	395,124	(37,174,210)
Net change in unrealized appreciation/(depreciation)	(17,314,267)	(782,805)
Net decrease in net assets resulting from operations	(16,460,642)	(37,617,108)

DISTRIBUTIONS TO SHAREHOLDERS
Return of Capital	—	(323,040)
Net decrease in net assets from distributions	—	(323,040)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from sales of shares:
Investor Class	1,002,521	4,381,138
Institutional Class	8,124,117	61,912,119

Distributions reinvested:
Institutional Class	—	304,452

Redemption fees:
Investor Class	244	3,549
Institutional Class	27,303	22,409

Cost of shares redeemed:
Investor Class	(6,664,321)	(19,837,801)
Institutional Class	(47,798,317)	(147,754,620)

Net decrease from capital shares transactions	(45,308,453)	(100,968,754)

NET DECREASE IN NET ASSETS	(61,769,095)	(138,908,902)

NET ASSETS
Beginning of Period/Year	198,614,613	337,523,515
End of Period/Year	$136,845,518	$198,614,613

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	69,435	294,329
Redeemed	(458,166)	(1,321,990)
Net decrease in share transactions	(388,731)	(1,027,661)

Institutional Class
Issued	575,177	4,074,362
Issued to shareholders in reinvestment of distributions	—	21,084
Redeemed	(3,249,671)	(9,713,154)
Net decrease in share transactions	(2,674,494)	(5,617,708)

See accompanying notes to financial statements.

Grandeur Peak International Opportunities Fund	Statements of Changes in Net Assets

	For the	For the
	Six Months Ended	Year Ended
	October 31, 2023	April 30, 2023
	(Unaudited)
OPERATIONS
Net investment income	$3,000,808	$3,187,352
Net realized gain (loss)	17,861,343	(8,627,989)
Net change in unrealized depreciation	(110,812,339)	(35,924,300)
Net decrease in net assets resulting from operations	(89,950,188)	(41,364,937)

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	—	(12,024)
Institutional Class	—	(1,283,282)
Net decrease in net assets from distributions	—	(1,295,306)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from sales of shares:
Investor Class	1,206,320	4,113,677
Institutional Class	15,624,943	125,533,553

Distributions reinvested:
Investor Class	—	11,774
Institutional Class	—	1,149,581

Redemption fees:
Investor Class	15	549
Institutional Class	283	513

Cost of shares redeemed:
Investor Class	(4,132,753)	(12,851,897)
Institutional Class	(39,055,366)	(140,172,258)

Net increase/(decrease) from capital shares transactions	(26,356,558)	(22,214,508)

NET DECREASE IN NET ASSETS	(116,306,746)	(64,874,751)

NET ASSETS
Beginning of Period/Year	633,125,253	698,000,004
End of Period/Year	$516,818,507	$633,125,253

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	370,803	1,255,558
Issued to shareholders in reinvestment of distributions	—	3,703
Redeemed	(1,267,301)	(3,983,035)
Net decrease in share transactions	(896,498)	(2,723,774)

Institutional Class
Issued	4,853,962	38,471,407
Issued to shareholders in reinvestment of distributions	—	358,125
Redeemed	(12,008,607)	(43,196,954)
Net decrease in share transactions	(7,154,645)	(4,367,422)

See accompanying notes to financial statements.

Grandeur Peak International Stalwarts Fund	Statements of Changes in Net Assets

	For the	For the
	Six Months Ended	Year Ended
	October 31, 2023	April 30, 2023
	(Unaudited)
OPERATIONS
Net investment income	$7,979,011	$8,587,723
Net realized loss	(23,052,671)	(67,741,816)
Net change in unrealized depreciation	(232,957,747)	(53,374,756)
Net decrease in net assets resulting from operations	(248,031,407)	(112,528,849)

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	—	(28,865)
Institutional Class	—	(3,931,419)
Net decrease in net assets from distributions	—	(3,960,284)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from sales of shares:
Investor Class	572,755	2,633,104
Institutional Class	154,338,618	599,089,862

Distributions reinvested:
Investor Class	—	28,703
Institutional Class	—	3,830,117

Redemption fees:
Investor Class	327	2,441
Institutional Class	6,145	30,156

Cost of shares redeemed:
Investor Class	(5,832,802)	(19,013,074)
Institutional Class	(240,026,674)	(375,516,743)

Net increase (decrease) from capital shares transactions	(90,941,631)	211,084,566

NET INCREASE (DECREASE) IN NET ASSETS	(338,973,038)	94,595,433

NET ASSETS
Beginning of Period/Year	1,728,966,992	1,634,371,559
End of Period/Year	$1,389,993,954	$1,728,966,992

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	35,956	159,819
Issued to shareholders in reinvestment of distributions	—	1,810
Redeemed	(368,307)	(1,141,972)
Net decrease in share transactions	(332,351)	(980,343)

Institutional Class
Issued	9,930,666	37,183,737
Issued to shareholders in reinvestment of distributions	—	239,383
Redeemed	(15,201,967)	(23,214,152)
Net increase (decrease) in share transactions	(5,271,301)	14,208,968

See accompanying notes to financial statements.

Grandeur Peak US Stalwarts Fund	Statements of Changes in Net Assets

	For the	For the
	Six Months Ended	Year Ended
	October 31, 2023	April 30, 2023
	(Unaudited)
OPERATIONS
Net investment income (loss)	$99,361	$(146,277)
Net realized loss	(2,046,157)	(27,885,294)
Net change in unrealized appreciation (depreciation)	(2,650,744)	12,726,238
Net decrease in net assets resulting from operations	(4,597,540)	(15,305,333)

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	—	(13,503)
Net decrease in net assets from distributions	—	(13,503)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from sales of shares:
Institutional Class	19,548,992	56,471,344

Distributions reinvested:
Institutional Class	—	11,569

Redemption fees:
Institutional Class	—	1,337

Cost of shares redeemed:
Institutional Class	(17,242,896)	(68,240,742)

Net increase (decrease) from capital shares transactions	2,306,096	(11,756,492)

NET DECREASE IN NET ASSETS	(2,291,444)	(27,075,328)

NET ASSETS
Beginning of Period/Year	104,458,717	131,534,045
End of Period/Year	$102,167,273	$104,458,717

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	4,853,962	3,367,288
Issued to shareholders in reinvestment of distributions	—	729
Redeemed	(12,008,607)	(4,182,186)
Net decrease in share transactions	(7,154,645)	(814,169)

See accompanying notes to financial statements.

Grandeur Peak Emerging Markets Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Years or Periods Presented

	Six Months
	Ended		Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
Investor Class	October 31, 2023		April 30, 2023	April 30, 2022	April 30, 2021		April 30, 2020	April 30, 2019
	(Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD	$12.58		$13.21	$17.70	$11.07		$11.82	$13.05
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.08		0.06	(0.01)	(0.08)		0.01	0.01
Net realized and unrealized gain/(loss) on investments	(0.86)		(0.67)	(2.48)	6.71		(0.75)	(1.13)
Total income/(loss) from investment operations	(0.78)		(0.61)	(2.49)	6.63		(0.74)	(1.12)
DISTRIBUTIONS
From net investment income	—		(0.02)	—	(0.00	) (b)	(0.01)	(0.02)
From net realized gain on investments	—		—	(2.00)	—		—	(0.09)
Return of capital	—		—	—	—		—	—
Total distributions	—		(0.02)	(2.00)	(0.00	) (b)	(0.01)	(0.11)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	—	0.00	(b)	—	0.00 (b)
NET ASSET VALUE, END OF PERIOD	$11.80		$12.58	$13.21	$17.70		$11.07	$11.82
TOTAL RETURN(c)	(6.27	)% (d)	(4.62)%	(16.01)%	59.92%		(6.29)%	(8.48)%
Net assets, at end of period (000s)	$7,555		$8,767	$10,846	$15,011		$10,056	$13,869
Expenses (excluding fees waived/reimbursed by investment advisor)	1.76	% (e)	1.70%	1.76%	1.75%		1.76%	1.77%
Expenses (including fees waived/reimbursed by investment advisor)	1.73	% (e)	1.68%	1.63%	1.68%		1.74%	1.76%
Net investment income/(loss)	1.19	% (e)	0.45%	(0.09)%	(0.50)%		0.09%	0.11%
PORTFOLIO TURNOVER RATE	27	% (d)	32%	31%	35%		24%	34%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the investment advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(d)	Not annualized.

(e)	Annualized.

See accompanying notes to financial statements.

Grandeur Peak Emerging Markets Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Years or Periods Presented

	Six Months
	Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Institutional Class	October 31, 2023		April 30, 2023	April 30, 2022	April 30, 2021	April 30, 2020	April 30, 2019
	(Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD	$12.72		$13.35	$17.83	$11.14	$11.88	$13.12
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.09		0.08	0.03	(0.04)	0.04	0.03
Net realized and unrealized gain/(loss) on investments	(0.86)		(0.67)	(2.51)	6.67	(0.75)	(1.14)
Total income/(loss) from investment operations	(0.77)		(0.59)	(2.48)	6.72	(0.71)	(1.11)
DISTRIBUTIONS
From net investment income	—		(0.04)	—	(0.01)	(0.03)	(0.04)
From net realized gain on investments	—		—	(2.00)	(0.02)	—	(0.09)
Return of capital	—		—	—	—	—	—
Total distributions	—		(0.04)	(2.00)	(0.03)	(0.03)	(0.13)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL(b)	0.00		0.00	0.00	0.00	0.00	0.00
NET ASSET VALUE, END OF PERIOD	$11.95		$12.72	$13.35	$17.83	$11.14	$11.88
TOTAL RETURN(c)	(6.13	)% (d)	(4.42)%	(15.82)%	6.30%	(6.03)%	(8.32)%
Net assets, at end of period (000s)	$395,731		$416,872	$485,230	$623,538	$389,373	$452,530
Expenses (excluding fees waived/reimbursed by investment advisor)	1.52	% (e)	1.51%	1.52%	1.52%	1.53%	1.53%
Expenses (including fees waived/reimbursed by investment advisor)	1.49	% (e)	1.48%	1.39%	1.45%	1.51%	1.52%
Net investment income/(loss)	1.41	% (e)	0.66%	0.15%	(0.27)%	0.29%	0.29%
PORTFOLIO TURNOVER RATE	27	% (d)	32%	31%	35%	24%	34%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the investment advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(d)	Not annualized.

(e)	Annualized.

See accompanying notes to financial statements.

Grandeur Peak Global Contrarian Fund	Financial Highlights
For a Share Outstanding Throughout the Years or Periods Presented

	Six Months
	Ended		Year Ended	Year Ended	Year Ended	Period Ended
Institutional Class	October 31, 2023		April 30, 2023	April 30, 2022	April 30, 2021	April 30, 2020(a)
	(Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD	$13.26		$13.60	$15.41	$8.78	$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)	0.23		0.30	0.20	0.25	0.06
Net realized and unrealized gain/(loss) on investments	(0.39)		(0.26)	(1.12)	6.61	(1.25)
Total income/(loss) from investment operations	(0.16)		0.04	(0.92)	6.86	(1.19)
DISTRIBUTIONS
From net investment income	—		(0.29)	(0.14)	(0.23)	(0.01)
From net realized gain on investments	—		(0.09)	(0.75)	—	(0.02)
Return of capital	(0.02)		—	—	—	—
Total distributions	(0.02)		(0.38)	(0.89)	(0.23)	(0.03)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL(c)	0.00		0.00	0.00	0.00	0.00
NET ASSET VALUE, END OF PERIOD	$13.08		$13.26	$13.60	$15.41	$8.78
TOTAL RETURN(d)	(1.36	)% (e)	0.42%	(6.51)%	78.51%	(11.96	)% (e)
Net assets, at end of period (000s)	$120,674		$117,406	$106,129	$49,403	$8,861
Expenses (excluding fees waived/reimbursed/recaptured by investment advisor)	1.35	% (f)	1.35%	1.40%	1.87%	4.69	%(f)(g)
Expenses (including fees waived/reimbursed/recaptured by investment advisor)	1.35	% (f)	1.35%	1.35%	1.35%	1.35	% (f)(g)
Net investment income	3.37	% (f)	2.29%	1.33%	1.91%	1.05	% (f)
PORTFOLIO TURNOVER RATE	28	% (e)	81%	50%	54%	34	% (e)

(a)	Grandeur Peak Global Contrarian Fund commenced on September 18, 2019 and reorganized into the Trust on October 20, 2023.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Less than $0.005 or ($0.005) per share.

(d)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the investment advisor not waived or recaptured a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(e)	Not annualized.

(f)	Annualized.

(g)	Expense ratios during startup periods may not be representative of longer term operating periods.

See accompanying notes to financial statements.

Grandeur Peak Global Explorer Fund	Financial Highlights
For a Share Outstanding Throughout the Year or Periods Presented

	Six Months
	Ended	Year Ended	Period Ended
Institutional Class	October 31, 2023	April 30, 2023	April 30, 2022(a)
	(Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD	$7.36	$7.80	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(b)	0.02	0.02	(0.01)
Net realized and unrealized loss on investments	(0.72)	(0.44)	(2.19)
Total loss from investment operations	(0.70)	(0.42)	(2.20)
DISTRIBUTIONS
From net investment income	—	(0.02)	—
From net realized gain on investments	—	—	—
Return of capital	—	—	—
Total distributions	—	(0.02)	—
REDEMPTION FEES ADDED TO PAID-IN CAPITAL(c)	0.00	0.00	0.00
NET ASSET VALUE, END OF PERIOD	$6.66	$7.36	$7.80
TOTAL RETURN(d)	(9.51)%	(5.40)%	(22.00	)% (e)
Net assets, at end of period (000s)	$10,732	$12,444	$9,461
Expenses (excluding fees waived/reimbursed by investment advisor)	4.47%	3.97%	2.45	% (f)(g)
Expenses (including fees waived/reimbursed by investment advisor)	1.25%	1.25%	1.25	% (f)(g)
Net investment income/(loss)	0.65%	0.29%	(0.16	)% (f)
PORTFOLIO TURNOVER RATE	20%	38%	8	% (e)

(a)	Grandeur Peak Global Explorer Fund commenced on December 16, 2021 and reorganized into the Trust on October 20, 2023.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Less than $0.005 or ($0.005) per share.

(d)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the investment advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(e)	Not annualized.

(f)	Annualized.

(g)	Expense ratios during startup periods may not be representative of longer term operating periods.

See accompanying notes to financial statements.

Grandeur Peak Global Micro Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Years or Periods Presented

	Six Months
	Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Institutional Class	October 31, 2023		April 30, 2023	April 30, 2022	April 30, 2021	April 30, 2020	April 30, 2019
	(Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD	$12.44		$13.49	$20.65	$11.05	$11.31	$13.12
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.04		0.02	(0.09)	(0.10)	0.01	(0.01)
Net realized and unrealized gain/(loss) on investments	(1.00)		(1.07)	(4.24)	11.17	(0.19)	(1.08)
Total income/(loss) from investment operations	(0.96)		(1.05)	(4.33)	11.07	(0.18)	(1.09)
DISTRIBUTIONS
From net investment income	—		—	—	(0.14)	(0.03)	—
From net realized gain on investments	—		—	(2.83)	(1.33)	(0.05)	(0.72)
Total distributions	—		—	(2.83)	(1.47)	(0.08)	(0.72)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00 (b)	—	0.00 (b)	0.00 (b)
NET ASSET VALUE, END OF PERIOD	$11.48		$12.44	$13.49	$20.65	$11.05	$11.31
TOTAL RETURN(c)	(7.72	)% (d)	(7.78)%	(24.25)%	102.43%	(1.62)%	(7.67)%
Net assets, at end of period (000s)	$38,893		$45,232	$53,175	$70,375	$29,634	$35,654
Expenses (excluding fees waived/reimbursed by investment advisor)	1.95	% (e)	1.85%	1.94%	2.02%	2.06%	2.05%
Expenses (including fees waived/reimbursed by investment advisor)	1.95	% (e)	1.85%	1.94%	2.00%	2.00%	2.00%
Net investment income/(loss)	0.59	% (e)	0.13%	(0.50)%	(0.62)%	0.09%	(0.06)%
PORTFOLIO TURNOVER RATE	16	% (d)	37%	36%	36%	33%	37%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the investment advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(d)	Not annualized.

(e)	Annualized.

See accompanying notes to financial statements.

Grandeur Peak Global Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Years or Periods Presented

	Six Months
	Ended		Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
Investor Class	October 31, 2023		April 30, 2023	April 30, 2022	April 30, 2021		April 30, 2020		April 30, 2019
	(Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD	$3.42		$3.70	$5.51	$3.24		$3.48		$3.95
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.05		0.01	(0.01)	(0.02)		(0.01	) (b)	(0.00	) (c)
Net realized and unrealized gain/(loss) on investments	(0.44)		(0.23)	(0.82)	2.66		(0.03)		(0.14)
Total income/(loss) from investment operations	(0.39)		(0.22)	(0.83)	2.64		(0.04)		(0.14)
DISTRIBUTIONS
From net investment income	—		—	—	(0.00	) (c)	—		(0.00	) (c)
From net realized gain on investments	—		(0.06)	(0.98)	(0.37)		(0.20)		(0.33)
Return of capital	—		(0.06)	(0.98)	(0.37)		(0.20)		(0.33)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL(c)	0.00		0.00	0.00	0.00		0.00		0.00
NET ASSET VALUE, END OF PERIOD	$3.03		$3.42	$3.70	$5.51		$3.24		$3.48
TOTAL RETURN(d)	(11.40	)% (e)	(5.99)%	(19.49)%	82.94%		(1.73)%		(1.83)%
Net assets, at end of period (000s)	$53,081		$72,420	$92,173	$131,739		$92,843		$130,745
Expenses (excluding fees waived/reimbursed by investment advisor)	1.61	% (f)	1.60%	1.57%	1.60%		1.61%		1.61%
Expenses (including fees waived/reimbursed by investment advisor)	1.47	% (f)	1.54%	1.45%	1.51%		1.57%		1.57%
Net investment income/(loss)	1.79	% (f)	0.21%	(0.14)%	(0.34)%		(0.17)%		(0.12)%
PORTFOLIO TURNOVER RATE	16	% (e)	28%	33%	47%		41%		38%

(a)	Per share numbers have been calculated using the average shares method.

(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.

(c)	Less than $0.005 or ($0.005) per share.

(d)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the investment advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(e)	Not annualized.

(f)	Annualized.

See accompanying notes to financial statements.

Grandeur Peak Global Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Years or Periods Presented

	Six Months
	Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Institutional Class	October 31, 2023		April 30, 2023	April 30, 2022	April 30, 2021	April 30, 2020	April 30, 2019
	(Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD	$3.51		$3.79	$5.61	$3.29	$3.52	$4.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.01		0.02	0.00	0.00	0.00	0.00
Net realized and unrealized gain/(loss) on investments	(0.41)		(0.24)	(0.84)	2.70	(0.03)	(0.14)
Total income/(loss) from investment operations	(0.40)		(0.22)	(0.84)	2.70	(0.03)	(0.14)
DISTRIBUTIONS
From net investment income	—		(0.00)	(0.00)	(0.01)	—	(0.01)
From net realized gain on investments	—		(0.06)	(0.98)	(0.37)	(0.20)	(0.33)
	—		(0.06)	(0.98)	(0.37)	(0.20)	(0.34)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL(b)	0.00		0.00	0.00	0.00	0.00	0.00
NET ASSET VALUE, END OF PERIOD	$3.11		$3.51	$3.79	$5.61	$3.29	$3.52
TOTAL RETURN(c)	(11.40	)% (d)	(5.74)%	(19.30)%	83.44%	(1.42)%	(1.84)%
Net assets, at end of period (000s)	$507,352		$603,793	$679,987	$889,823	$470,142	$523,862
Expenses (excluding fees waived/reimbursed by investment advisor)	1.36	% (e)	1.36%	1.34%	1.35%	1.37%	1.37%
Expenses (including fees waived/reimbursed by investment advisor)	1.31	% (e)	1.30%	1.22%	1.27%	1.33%	1.33%
Net investment income/(loss)	0.66	% (e)	0.44%	0.09%	(0.08)%	0.05%	0.13%
PORTFOLIO TURNOVER RATE	16	% (d)	28%	33%	47%	41%	38%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the investment advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(d)	Not annualized.

(e)	Annualized.

See accompanying notes to financial statements.

Grandeur Peak Global Reach Fund	Financial Highlights
For a Share Outstanding Throughout the Years or Periods Presented

	Six Months
	Ended		Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
Investor Class	October 31, 2023		April 30, 2023	April 30, 2022	April 30, 2021	April 30, 2020		April 30, 2019
	(Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD	$14.65		$16.01	$23.16	$14.12	$14.98		$16.97
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.03		0.02	(0.07)	(0.07)	(0.01	) (b)	0.01
Net realized and unrealized gain/(loss) on investments	(1.43)		(1.38)	(3.77)	10.79	(0.44)		(0.58)
Total income/(loss) from investment operations	(1.40)		(1.36)	(3.84)	10.72	(0.45)		(0.57)
DISTRIBUTIONS
From net investment income	—		—	—	(0.01)	—		(0.00	) (c)
From net realized gain on investments	—		—	(3.31)	(1.67)	(0.41)		(1.42)
	—		—	(3.31)	(1.68)	(0.41)		(1.42)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL(c)	0.00		0.00	0.00	0.00	0.00		0.00
NET ASSET VALUE, END OF PERIOD	$13.25		$14.65	$16.01	$23.16	$14.12		$14.98
TOTAL RETURN(d)	(9.56	)% (e)	(8.49)%	(20.17)%	77.38%	(3.31)%		(1.61)%
Net assets, at end of period (000s)	$22,183		$27,427	$33,459	$59,164	$40,307		$56,307
Expenses (excluding fees waived/reimbursed by investment advisor)	1.57	% (f)	1.49%	1.49%	1.52%	1.52%		1.52%
Expenses (including fees waived/reimbursed by investment advisor)	1.50	% (f)	1.49%	1.48%	1.52%	1.52%		1.52%
Net investment income/(loss)	0.45	% (f)	0.16%	(0.32)%	(0.38)%	(0.04)%		0.05%
PORTFOLIO TURNOVER RATE	21	% (e)	42%	42%	41%	32%		50%

(a)	Per share numbers have been calculated using the average shares method.

(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.

(c)	Less than $0.005 or ($0.005) per share.

(d)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the investment advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(e)	Not annualized.

(f)	Annualized.

See accompanying notes to financial statements.

Grandeur Peak Global Reach Fund	Financial Highlights
For a Share Outstanding Throughout the Years or Periods Presented

	Six Months
	Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Institutional Class	October 31, 2023		April 30, 2023	April 30, 2022	April 30, 2021	April 30, 2020	April 30, 2019
	(Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD	$14.82		$16.17	$23.31	$14.19	$15.04	$17.02
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.05		0.06	(0.02)	(0.03)	0.03	0.05
Net realized and unrealized gain/(loss) on investments	(1.44)		(1.40)	(3.81)	10.86	(0.45)	(0.58)
Total income/(loss) from investment operations	(1.39)		(1.34)	(3.83)	10.83	(0.42)	(0.53)
DISTRIBUTIONS
From net investment income	—		(0.01)	—	(0.04)	(0.02)	(0.03)
From net realized gain on investments	—		—	(3.31)	(1.67)	(0.41)	(1.42)
	—		(0.01)	(3.31)	(1.71)	(0.43)	(1.45)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL(b)	0.00		0.00	0.00	0.00	0.00	0.00
NET ASSET VALUE, END OF PERIOD	$13.43		$14.82	$16.17	$23.31	$14.19	$15.04
TOTAL RETURN(c)	(9.38	)% (d)	(8.30)%	(19.99)%	77.81%	(3.09)%	(1.33)%
Net assets, at end of period (000s)	$187,287		$237,614	$287,502	$317,828	$200,988	$272,743
Expenses (excluding fees waived/reimbursed by investment advisor)	1.30	% (e)	1.26%	1.25%	1.27%	1.27%	1.27%
Expenses (including fees waived/reimbursed by investment advisor)	1.25	% (e)	1.25%	1.24%	1.27%	1.27%	1.27%
Net investment income/(loss)	0.70	% (e)	0.40%	(0.09)%	(0.14)%	0.21%	0.29%
PORTFOLIO TURNOVER RATE	21	% (d)	42%	42%	41%	32%	50%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the investment advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(d)	Not annualized.

(e)	Annualized.

See accompanying notes to financial statements.

Grandeur Peak Global Stalwarts Fund	Financial Highlights
For a Share Outstanding Throughout the Years or Periods Presented

	Six Months
	Ended		Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
Investor Class	October 31, 2023		April 30, 2023	April 30, 2022	April 30, 2021	April 30, 2020		April 30, 2019
	(Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD	$14.47		$16.51	$23.26	$14.26	$14.83		$15.06
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.02		(0.01)	(0.06)	(0.04)	(0.01	) (b)	0.01
Net realized and unrealized gain/(loss) on investments	(1.60)		(2.03)	(4.21)	9.72	0.31		0.16
Total income/(loss) from investment operations	(1.58)		(2.04)	(4.27)	9.68	(0.32)		0.17
DISTRIBUTIONS
From net investment income	—		—	—	—	(0.00	) (c)	—
From net realized gain on investments	(0.03)		—	(2.48)	(0.68)	(0.25)		(0.40)
	(0.03)		—	(2.48)	(0.68)	(0.25)		(0.40)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL(c)	0.00		0.00	0.00	0.00	0.00		0.00
NET ASSET VALUE, END OF PERIOD	$12.87		$14.47	$16.51	$23.26	$14.26		$14.83
TOTAL RETURN(d)	(11.06	)% (e)	(12.36)%	(21.45)%	68.36%	(2.22)%		1.78%
Net assets, at end of period (000s)	$22,281		$30,682	$51,984	$103,891	$85,310		$90,400
Expenses (excluding fees waived/reimbursed by investment advisor)	1.25	% (f)	1.21%	1.17%	1.21%	1.24%		1.27%
Expenses (including fees waived/reimbursed by investment advisor)	1.25	% (f)	1.21%	1.17%	1.21%	1.24%		1.27%
Net investment income/(loss)	0.30	% (f)	(0.06)%	(0.24)%	(0.23)%	(0.10)%		0.05%
PORTFOLIO TURNOVER RATE	27	% (e)	32%	49%	50%	50%		52%

(a)	Per share numbers have been calculated using the average shares method.

(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.

(c)	Less than $0.005 or ($0.005) per share.

(d)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the investment advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(e)	Not annualized.

(f)	Annualized.

See accompanying notes to financial statements.

Grandeur Peak Global Stalwarts Fund	Financial Highlights
For a Share Outstanding Throughout the Years or Periods Presented

	Six Months
	Ended		Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
Institutional Class	October 31, 2023		April 30, 2023	April 30, 2022		April 30, 2021	April 30, 2020	April 30, 2019
	(Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD	$14.69		$16.74	$23.50		$14.37	$14.93	$15.14
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.04		0.03	(0.00	) (b)	0.01	0.03	0.04
Net realized and unrealized gain/(loss) on investments	(1.63)		(2.05)	(4.28)		9.80	(0.31)	0.17
Total income/(loss) from investment operations	(1.58)		(2.02)	(4.28)		9.81	(0.28)	0.21
DISTRIBUTIONS
From net investment income	—		(0.03)	—		—	(0.03)	(0.02)
From net realized gain on investments	(0.03)		—	(2.48)		(0.68)	(0.25)	(0.40)
	(0.03)		(0.03)	(2.48)		(0.68)	(0.28)	(0.42)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL(b)	0.00		0.00	0.00		0.00	0.00	0.00
NET ASSET VALUE, END OF PERIOD	$13.08		$14.69	$16.74		$23.50	$14.37	$14.93
TOTAL RETURN(c)	(10.96	)% (d)	(12.09)%	(21.26)%		68.74%	(2.05)%	2.08%
Net assets, at end of period (000s)	$114,564		$167,932	$285,539		$263,711	$119,600	$108,934
Expenses (excluding fees waived/reimbursed by investment advisor)	1.00	% (e)	0.94%	0.93%		0.96%	0.99%	1.02%
Expenses (including fees waived/reimbursed by investment advisor)	1.00	% (e)	0.94%	0.93%		0.96%	0.99%	1.02%
Net investment income/(loss)	0.55	% (e)	0.21%	(0.01)%		0.06%	0.17%	0.27%
PORTFOLIO TURNOVER RATE	27	% (d)	32%	49%		50%	50%	52%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the investment advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(d)	Not annualized.

(e)	Annualized.

See accompanying notes to financial statements.

Grandeur Peak International Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Years or Periods Presented

	Six Months
	Ended		Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
Investor Class	October 31, 2023		April 30, 2023		April 30, 2022	April 30, 2021	April 30, 2020		April 30, 2019
	(Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD	$3.36		$3.57		$5.17	$3.04	$3.34		$4.10
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.01		0.01		(0.01)	(0.01)	0.00	(b)	0.00 (b)
Net realized and unrealized gain/(loss) on investments	(0.51)		(0.22)		(0.94)	2.30	(0.18)		(0.38)
Total income/(loss) from investment operations	(0.50)		(0.21)		(0.95)	2.29	(0.18)		(0.38)
DISTRIBUTIONS
From net investment income	—		(0.00	) (b)	—	(0.01)	(0.00	) (b)	(0.01)
From net realized gain on investments	—		—		(0.65)	(0.15)	(0.12)		(0.37)
	—		(0.00	) (b)	(0.65)	(0.16)	(0.12)		(0.38)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL(b)	0.00		0.00		0.00	0.00	0.00		0.00
NET ASSET VALUE, END OF PERIOD	$2.86		$3.36		$3.57	$5.17	$3.04		$3.34
TOTAL RETURN(c)	(14.88	)% (d)	(5.85)%		(21.60)%	75.87%	(5.79)%		(7.40)%
Net assets, at end of period (000s)	$22,382		$29,277		$40,835	$69,041	$41,351		$58,070
Expenses (excluding fees waived/reimbursed by investment advisor)	1.64	% (e)	1.60%		1.60%	1.60%	1.61%		1.62%
Expenses (including fees waived/reimbursed by investment advisor)	1.60	% (e)	1.55%		1.48%	1.53%	1.58%		1.57%
Net investment income/(loss)	0.78	% (e)	0.29%		(0.24)%	(0.27)%	0.01%		0.11%
PORTFOLIO TURNOVER RATE	16	% (d)	28%		26%	36%	27%		34%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the investment advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(d)	Not annualized.

(e)	Annualized.

See accompanying notes to financial statements.

Grandeur Peak International Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Years or Periods Presented

	Six Months
	Ended		Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
Institutional Class	October 31, 2023		April 30, 2023	April 30, 2022		April 30, 2021		April 30, 2020	April 30, 2019
	(Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD	$3.40		$3.61	$5.21		$3.06		$3.36	$4.12
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.02		0.02	(0.00	) (b)	(0.00	) (b)	0.01	0.01
Net realized and unrealized gain/(loss) on investments	(0.52)		(0.22)	(0.95)		2.31		(0.18)	(0.38)
Total income/(loss) from investment operations	(0.50)		(0.20)	(0.95)		2.31		(0.17)	(0.37)
DISTRIBUTIONS
From net investment income	—		(0.01)	(0.00	) (b)	(0.01)		(0.01)	(0.02)
From net realized gain on investments	—		—	(0.65)		(0.15)		(0.12)	(0.37)
	—		(0.01)	(0.65)		(0.16)		(0.13)	(0.39)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL(b)	0.00		0.00	0.00		0.00		0.00	0.00
NET ASSET VALUE, END OF PERIOD	$2.90		$3.40	$3.61		$5.21		$3.06	$3.36
TOTAL RETURN(c)	(14.45	)% (d)	(5.61)%	(21.38)%		76.29%		(5.60)%	(7.19)%
Net assets, at end of period (000s)	$494,436		$603,848	$657,165		$904,059		$473,820	$653,241
Expenses (excluding fees waived/reimbursed by investment advisor)	1.37	% (e)	1.36%	1.35%		1.36%		1.37%	1.37%
Expenses (including fees waived/reimbursed by investment advisor)	1.33	% (e)	1.31%	1.23%		1.28%		1.34%	1.32%
Net investment income/(loss)	1.00	% (e)	0.51%	(0.01)%		(0.02)%		0.24%	0.41%
PORTFOLIO TURNOVER RATE	16	% (d)	28%	26%		36%		27%	34%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the investment advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(d)	Not annualized.

(e)	Annualized.

See accompanying notes to financial statements.

Grandeur Peak International Stalwarts Fund	Financial Highlights
For a Share Outstanding Throughout the Years or Periods Presented

	Six Months
	Ended		Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
Investor Class	October 31, 2023		April 30, 2023	April 30, 2022	April 30, 2021		April 30, 2020	April 30, 2019
	(Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD	$16.51		$17.91	$24.05	$14.40		$14.70	$15.53
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.06		0.05	(0.03)	(0.00	) (b)	0.01	0.04
Net realized and unrealized gain/(loss) on investments	(2.55)		(1.44)	(3.93)	9.70		(0.29)	(0.53)
Total income/(loss) from investment operations	(2.49)		(1.39)	(3.96)	9.70		(0.28)	(0.49)
DISTRIBUTIONS
From net investment income	—		(0.01)	—	—		(0.02)	(0.05)
From net realized gain on investments	—		—	(2.18)	(0.05)		—	(0.29)
	—		(0.01)	(2.18)	(0.05)		(0.02)	(0.34)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL(b)	0.00		0.00	0.00	0.00		0.00	0.00
NET ASSET VALUE, END OF PERIOD	$14.02		$16.51	$17.91	$9.65		$14.40	$14.70
TOTAL RETURN(c)	(15.08	)% (d)	(7.73)%	(19.07)%	67.36%		(1.91)%	(2.69)%
Net assets, at end of period (000s)	$21,717		$31,075	$51,250	$67,688		$82,289	$72,204
Expenses (excluding fees waived/reimbursed by investment advisor)	1.17	% (e)	1.15%	1.14%	1.15%		1.17%	1.19%
Expenses (including fees waived/reimbursed by investment advisor)	1.17	% (e)	1.15%	1.14%	1.15%		1.17%	1.19%
Net investment income/(loss)	0.75	% (e)	0.32%	(0.13)%	(0.01)%		0.04%	0.26%
PORTFOLIO TURNOVER RATE	28	% (d)	32%	43%	33%		32%	42%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the investment advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(d)	Not annualized.

(e)	Annualized.

See accompanying notes to financial statements.

Grandeur Peak International Stalwarts Fund	Financial Highlights
For a Share Outstanding Throughout the Years or Periods Presented

	Six Months
	Ended		Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
Institutional Class	October 31, 2023		April 30, 2023	April 30, 2022		April 30, 2021	April 30, 2020	April 30, 2019
	(Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD	$16.67		$18.06	$24.19		$14.46	$14.74	$15.57
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.08		0.09	0.03		0.06	0.05	0.07
Net realized and unrealized gain/(loss) on investments	(2.58)		(1.44)	(3.98)		9.75	(0.29)	(0.54)
Total income/(loss) from investment operations	(2.50)		(1.35)	(3.95)		9.81	(0.24)	(0.47)
DISTRIBUTIONS
From net investment income	—		(0.04)	(0.00	) (b)	(0.03)	(0.04)	(0.07)
From net realized gain on investments	—		—	(2.18)		(0.05)	—	(0.29)
	—		(0.04)	(2.18)		(0.08)	(0.04)	(0.36)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL(b)	0.00		0.00	0.00		0.00	0.00	0.00
NET ASSET VALUE, END OF PERIOD	$14.17		$16.67	$18.06		$9.73	$14.46	$14.74
TOTAL RETURN(c)	(15.00	)% (d)	(7.45)%	(18.90)%		67.84%	(1.63)%	(2.50)%
Net assets, at end of period (000s)	$1,368,277		$1,697,892	$1,583,122		$1,966,043	$870,916	$561,100
Expenses (excluding fees waived/reimbursed by investment advisor)	0.92	% (e)	0.90%	0.89%		0.90%	0.92%	0.94%
Expenses (including fees waived/reimbursed by investment advisor)	0.92	% (e)	0.90%	0.89%		0.90%	0.92%	0.94%
Net investment income	0.96	% (e)	0.55%	0.13%		0.31%	0.32%	0.51%
PORTFOLIO TURNOVER RATE	28	% (d)	32%	43%		33%	32%	42%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the investment advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(d)	Not annualized.

(e)	Annualized.

See accompanying notes to financial statements.

Grandeur Peak US Stalwarts Fund	Financial Highlights
For a Share Outstanding Throughout the Years or Periods Presented

	Six Months
	Ended		Year Ended		Year Ended	Year Ended	Period Ended
Investor Class	October 31, 2023		April 30, 2023		April 30, 2022	April 30, 2021	April 30, 2020(a)
	(Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD	$15.73		$17.65		$22.71	$13.15	$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(b)	0.01		(0.01)		(0.03)	(0.06)	(0.01)
Net realized and unrealized gain/(loss) on investments	(0.64)		(1.91)		(4.62)	9.73	3.16
Total income/(loss) from investment operations	(0.63)		(1.92)		(4.65)	9.67	3.15
DISTRIBUTIONS
From net investment income	—		(0.00	) (c)	—	—	—
From net realized gain on investments	—		—		(0.42)	(0.11)	—
	—		(0.00	) (c)	(0.42)	(0.11)	—
REDEMPTION FEES ADDED TO PAID-IN CAPITAL	—		0.00	(c)	0.01	0.00 (c)	0.00	(c)
NET ASSET VALUE, END OF PERIOD	$15.10		$15.73		$17.65	$9.56	$13.15
TOTAL RETURN(d)	(4.01	)% (e)	(10.87)%		(20.93)%	73.67%	31.50	% (e)
Net assets, at end of period (000s)	$102,167		$104,459		$131,534	$126,106	$9,421
Expenses (excluding fees waived/reimbursed by investment advisor)	0.91	% (f)	0.90%		0.91%	1.11%	6.23	% (f)(g)
Expenses (including fees waived/reimbursed by investment advisor)	0.91	% (f)	0.90%		0.91%	1.00%	1.00	% (f)(g)
Net investment income/(loss)	0.18	% (f)	(0.07)%		(0.14)%	0.30%	(0.53	)% (f)
PORTFOLIO TURNOVER RATE	32	% (e)	56%		31%	24%	2	% (e)

(a)	Grandeur Peak US Stalwarts Fund commenced on March 20, 2020 and reorganized into the Trust on October 20, 2023.

(b)	Per share numbers have been calculated using the average shares method.

(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.

(c)	Less than $0.005 or ($0.005) per share.

(d)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the investment advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(e)	Not annualized.

(f)	Annualized.

(g)	Expense ratios during startup periods may not be representative of longer term operating periods.

See accompanying notes to financial statements.

Grandeur Peak Funds®	Notes to Financial Statements
October 31, 2023 (Unaudited)

1.	ORGANIZATION

The Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Contrarian Fund, Grandeur Peak Global Explorer Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak International Stalwarts Fund and Grandeur Peak US Stalwarts Fund (each a “Fund” and collectively the “Funds”) are diversified series of shares of beneficial interest of Grandeur Peak Global Trust, (the “Trust”), a statutory trust organized under the laws of the State of Delaware on October 6, 2023, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Fund reorganized on October 20, 2023 from their predecessor fund to a series of Grandeur Peak Global Trust. The Funds seek long-term growth of capital. The Grandeur Peak Emerging Markets Opportunities Fund’s inception date is December 16, 2023. The Grandeur Peak Global Contrarian Fund’s inception date is September 17, 2019. The Grandeur Peak Global Explorer Fund’s inception date is December 16, 2013. The Grandeur Peak Global Micro Cap Fund’s inception date is October 20, 2015. The Grandeur Peak Global Opportunities Fund’s and Grandeur Peak International Opportunities Fund’s inception date is October 17, 2011. The Grandeur Peak Global Reach Fund’s inception date is June 19, 2013. The Grandeur Peak Global Stalwarts Fund’s and Grandeur Peak International Stalwarts Fund’s inception date is September 1, 2015. The Grandeur Peak US Stalwarts Fund’s inception date is March 19, 2020. Each Fund reorganized into the Trust on October 20, 2023.

The Board of Trustees of the Financial Investors Trust held a Special Meeting of the Shareholders of the Funds, each a series of the Financial Investors Trust (the “Predecessor Funds”), on June 14, 2023, for the purpose of approving an Agreement and Plan of Reorganization and Termination, under which all of the assets of the Predecessor Funds were transferred to a correspondingly named series of Grandeur Peak Global Trust. The transfer (a) exchanged your shares of the Predecessor Fund for shares of the corresponding Fund equivalent in value to the outstanding shares of the Predecessor Fund; and (b) each Fund assumed the liabilities of the relevant Predecessor Fund.

The Funds offer Investor Class and Institutional Class shares. The Grandeur Peak Emerging Markets Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Opportunities Fund and Grandeur Peak International Stalwarts Fund also offer Investor Class shares. All classes of shares for each of the Funds have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year then ended. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services Investment Companies” including Accounting Standards Update 2013-08.

a. Investment Valuation – The Funds record their investments at fair value. In determining each Fund’s Net Asset Value (“NAV”) per share as of the close of the New York Stock Exchange (“NYSE”), currently 4:00 pm Eastern Time (“ET”) (the “Valuation Time”), securities traded on one or more securities exchanges. for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). If no sale price is reported, the mean between the current bid and ask is used. Securities not traded or dealt in on any securities exchange and for which over-the-counter market (whether domestic or foreign) quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the current mean price on such over-the-counter market, (and if there is only a bid or only an ask price on such date, valuation will be at such bid or ask price for long or short positions, respectively).

The value of foreign currencies and of foreign securities whose value is quoted or calculated in a foreign currency shall be converted into US dollars based on foreign exchange rates provided by a major banking institution(s) or currency dealer(s) selected by the pricing agent providing such price, or by the Advisor in the case of securities for which the Advisor provides a fair value determination, at 4:00 pm ET or the nearest time prior to the Valuation Time, at which such foreign currency quotations are available.

The Funds may invest in warrants to participate in an anticipated increase in the market value of the security. A warrant entitles the holder to buy a security at a set price during a set period of time. If such market value increases, the warrant may be exercised and sold at a gain. A loss will be incurred if the market value decreases or if the term of the warrant expires before it is exercised. Warrants convey no rights to dividends or voting. An implied pricing method is used to value the rights.

When such prices or quotations are not available, or when Grandeur Peak Global Advisers, LLC (the “Advisor” or “Grandeur Park”) believes that they are unreliable, securities may be priced using the Trust’s fair value procedures.

Grandeur Peak Funds®	Notes to Financial Statements
October 31, 2023 (Unaudited)

Money market-type instruments that have a remaining maturity of 60 days or less are valued at bid prices from a pricing vendor, unless the Advisor believes another valuation is more appropriate.

Forward currency contracts shall be valued at the forward currency contract rates, determined at 4:00 pm ET or the nearest time prior to the Valuation Time, provided by a bank or dealer that the pricing agent or, if applicable, the Advisor believes to be reliable.

The Funds may hold investments, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to the Adviser as its valuation designee (the “Valuation Designee”). The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid investments, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine, the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Grandeur Peak Funds®	Notes to Financial Statements
October 31, 2023 (Unaudited)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used for the six months ended as of October 31, 2023, for the Funds’ assets and liabilities measured at fair value:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Grandeur Peak Emerging Markets Opportunities Fund
Common Stocks*	$370,476,376	$—	$—	$370,476,376
Exchange-Traded Funds	4,265,799	—	—	4,265,799
Total	$374,742,175	$—	$—	$374,742,175

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Grandeur Peak Global Contrarian Fund
Common Stocks*	$117,972,094	$—	$—	$117,972,094
Total	$117,972,094	$—	$—	$117,972,094

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Grandeur Peak Global Explorer Fund
Common Stocks*	$10,658,166	$—	$—	$10,658,166
Total	$10,658,166	$—	$—	$10,658,166

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Grandeur Peak Global Micro Cap Fund
Common Stocks*	$38,689,624	$—	$—	$38,689,624
Total	$38,689,624	$—	$—	$38,689,624

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Grandeur Peak Global Opportunities Fund
Common Stocks*	$551,609,461	$—	$—	$551,609,461
Preferred Stocks	—	—	1,923,136	1,923,136
Total	$551,609,461	$—	$1,923,136	$553,532,597

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Grandeur Peak Global Reach Fund
Common Stocks*	$200,736,966	$—	$786,666	$201,523,632
Preferred Stocks	—	—	1,892,203	1,892,203
Total	$200,736,966	$—	$2,678,869	$203,415,835

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Grandeur Peak Global Stalwarts Fund
Common Stocks*	$133,860,533	$—	$1,022,666	$134,883,199
Preferred Stocks	—	—	1,626,979	1,626,979
Total	$133,860,533	$—	$2,649,645	$136,510,178

Grandeur Peak Funds®	Notes to Financial Statements
October 31, 2023 (Unaudited)

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Grandeur Peak International Opportunities Fund
Common Stocks*	$508,339,555	$—	$—	$508,339,555
Total	$508,339,555	$—	$—	$508,339,555

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Grandeur Peak International Stalwarts Fund
Common Stocks*	$1,357,118,976	$—	$—	$1,357,118,976
Total	$1,357,118,976	$—	$—	$1,357,118,976

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Grandeur Peak US Stalwarts Fund
Common Stocks*	$98,712,199	$—	$550,666	$99,262,865
Preferred Stocks	—	—	626,088	626,088
Total	$98,712,199	$—	$1,176,754	$99,888,953

*	For a detailed country breakdown, see the accompanying Schedule of Investments.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Grandeur Peak Global Opportunities Fund	Common Stocks	Preferred Stocks	Total
Balance as of April 30, 2023	$—	$1,923,136	$1,923,136
Accrued discount/ premium	—	—	—
Realized Gain (Loss)	—	—	—
Change in Unrealized Appreciation (Depreciation)	—	—	—
Purchases	—	—	—
Sales Proceeds	—	—	—
Transfer in/out Level 3	—	—	—
Balance as of October 31, 2023	$—	$1,923,136	$1,923,136
Net change in unrealized appreciation (depreciation) included in the Statements of Operations attributable to
Level 3 investments held at October 31, 2023	$—	$—	$—

Grandeur Peak Global Reach Fund	Common Stocks	Preferred Stocks	Total
Balance as of April 30, 2023	$786,666	$1,892,203	$2,678,869
Accrued discount/ premium	—	—	—
Realized Gain (Loss)	—	—	—
Change in Unrealized Appreciation (Depreciation)	—	—	—
Purchases	—	—	—
Sales Proceeds	—	—	—
Transfer in/out Level 3	—	—	—
Balance as of October 31, 2023	$786,666	$1,892,203	$2,678,869
Net change in unrealized appreciation (depreciation) included in the Statements of Operations attributable to
Level 3 investments held at October 31, 2023	$—	$—	$—

Grandeur Peak Global Stalwarts Fund	Common Stocks	Preferred Stocks	Total
Balance as of April 30, 2023	$1,022,666	$1,626,979	$2,649,645
Accrued discount/ premium	—	—	—
Realized Gain (Loss)	—	—	—
Change in Unrealized Appreciation (Depreciation)	—	—	—
Purchases	—	—	—
Sales Proceeds	—	—	—
Transfer in/out Level 3	—	—	—
Balance as of October 31, 2023	$1,022,666	$1,626,979	$2,649,645
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to
Level 3 investments held at October 31, 2023	$—	$—	$—

Grandeur Peak Funds®	Notes to Financial Statements
October 31, 2023 (Unaudited)

Grandeur Peak US Stalwarts Fund	Common Stocks	Preferred Stocks	Total
Balance as of April 30, 2023	$550,666	$626,088	$1,176,754
Accrued discount/ premium	—	—	—
Realized Gain (Loss)	—	—	—
Change in Unrealized Appreciation (Depreciation)	—	—	—
Purchases	—	—	—
Sales Proceeds	—	—	—
Transfer in/out Level 3	—	—	—
Balance as of October 31, 2023	$550,666	$626,088	$1,176,754
Net change in unrealized appreciation (depreciation) included in the Statements of Operations attributable to Level 3 investments held at October 31, 2023	$—	$—	$—

The table below provides additional information about the Level 3 Fair Value Measurements as of October 31, 2023:

Quantitative Information about Level 3 Fair Value Measurements

Grandeur Peak Global Opportunities Fund

	Fair Value (USD) at
Asset Class	10/31/23	Valuation Technique	Unobservable Inputs(a)	Value/Range
Preferred Stocks	$1,923,136	Market Approach	Enterprise Value-to-Sales Multiple	4.00x

Grandeur Peak Global Reach Fund

	Fair Value (USD) at
Asset Class	10/31/23	Valuation Technique	Unobservable Inputs(a)	Value/Range
Common Stocks	$786,666	Discount/Third Party Valuation	Third-Party Valuation	Discounted Partnership Interest
Preferred Stocks	$912,077	Market Approach	Enterprise Value-to-Sales Multiple	4.00x
Preferred Stocks	$980,126	Market Approach	Enterprise Value-to-Sales Multiple	4.80x

Grandeur Peak Global Stalwarts Fund

	Fair Value (USD) at
Asset Class	10/31/23	Valuation Technique	Unobservable Inputs(a)	Value/Range
Common Stocks	$1,022,666	Discount/Third Party Valuation	Third-Party Valuation	Discounted Partnership Interest
Preferred Stocks	$482,814	Market Approach	Enterprise Value-to-Sales Multiple	4.00x
Preferred Stocks	$1,144,164	Market Approach	Enterprise Value-to-Sales Multiple	4.80x

Grandeur Peak US Stalwarts Fund

	Fair Value (USD) at
Asset Class	10/31/23	Valuation Technique	Unobservable Inputs(a)	Value/Range
Common Stocks	$550,666	Discount/Third Party Valuation	Third-Party Valuation	Discounted Partnership Interest
Preferred Stocks	$626,088	Market Approach	Enterprise Value-to-Sales Multiple	4.80x

b. Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity in an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

c. Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Grandeur Peak Funds®	Notes to Financial Statements
October 31, 2023 (Unaudited)

d. Foreign Securities Risk - Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities.

e. Foreign Currency Translations – The books and records of the Funds are maintained in US dollars. The market values of securities which are not traded in US currency are recorded in the financial statements after translation to US dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related interest, dividends and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effect of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

f. Forward Foreign Currency Contracts – As foreign securities are purchased and sold, the Funds may enter into forward foreign currency contracts in order to hedge against foreign currency exchange rate risks. The market value of the contracts fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

A Fund investing in forward foreign currency contracts is exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. There were no forward foreign currency contracts outstanding, as of October 31, 2023.

g. Special Purpose Vehicle - The Funds may invest in a Special Purpose Vehicle (a “SPV”). A SPV is a separate legal entity created by an organization. The SPV is a distinct company with its own assets and liabilities, as well as its own legal status. Usually, they are created for a specific objective, often to isolate financial risk. As it is a separate legal entity, if the parent company goes bankrupt, the special purpose vehicle can carry on.

h. Cash Management Transactions – The Funds subscribe to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight offshore demand deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances. Excess cash with deposit institutions domiciled outside of the U.S. are subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. Cash balances in the BBH CMS are included on the Statements of Assets and Liabilities under Cash and Foreign Cash, at Value. As of October 31, 2023, the Funds had the following cash balances participating in the BBH CMS:

Fund
Grandeur Peak Emerging Markets Opportunities Fund	$62,717
Grandeur Peak Global Contrarian Fund	674,067
Grandeur Peak Global Explorer Fund	606
Grandeur Peak Global Micro Cap Fund	278
Grandeur Peak Global Opportunities Fund	381,291
Grandeur Peak Global Reach Fund	9,762
Grandeur Peak Global Stalwarts Fund	—
Grandeur Peak International Opportunities Fund	338,637
Grandeur Peak International Stalwarts Fund	892,442
Grandeur Peak US Stalwarts Fund	4,635

Grandeur Peak Funds®	Notes to Financial Statements
October 31, 2023 (Unaudited)

As of October 31, 2023, the Funds had the following foreign cash balances following foreign Cash balances participating in the BBH CMS (cost and value of foreign cash balances are equal):

Fund
Grandeur Peak Emerging Markets Opportunities Fund	$23,404,173
Grandeur Peak Global Contrarian Fund	1,003,294
Grandeur Peak Global Explorer Fund	154,554
Grandeur Peak Global Micro Cap Fund	69,588
Grandeur Peak Global Opportunities Fund	3,322,693
Grandeur Peak Global Reach Fund	4,969,072
Grandeur Peak Global Stalwarts Fund	—
Grandeur Peak International Opportunities Fund	8,318,308
Grandeur Peak International Stalwarts Fund	30,364,672
Grandeur Peak US Stalwarts Fund	2,266,861

i. Federal Income Taxes – It is each Fund’s policy to continue to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes. The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years of 2021 through 2023, or expected to be taken in the Funds’ April 30, 2024 year-end tax returns. The Funds identify their major tax jurisdiction as US federal, Ohio and foreign jurisdictions where a Fund makes significant investments. No Fund is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the six months ended October 31, 2023, the Funds did not incur any interest or penalties.

j. Distributions to Shareholders – It is each Fund’s policy to distribute its respective net investment income and net capital gains, if any, annually. Distributions of net investment income and net capital gains are determined in accordance with income tax regulations which may differ from GAAP. Differences in dividends from net investment income per share between the classes are due to service and distribution related expenses. Dividends and distributions to shareholders are recorded on the ex-date.

k. Class Accounting – Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service fees and distribution charges. All classes of shares of a Fund have equal voting privileges with respect to such Fund except that each class has exclusive voting rights with respect to its service and/or distribution plans. A Fund’s income, expenses (other than class specific distribution and service fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class of such Fund.

l. Foreign Taxes – Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Each Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income.

m. Indemnification – The Trust indemnifies its officers and the Board for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

n. Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

o. Market Risk – The value of each Fund’s portfolio holdings may fluctuate in response to events specific to the companies or markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad. Each Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Securities markets may experience long periods of decline in value.

Grandeur Peak Funds®	Notes to Financial Statements
October 31, 2023 (Unaudited)

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on a Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, climate change and climate-related events, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on a Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other preexisting political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

a. Management Fees – The Advisor serves as each Fund’s investment advisor. Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds, the Advisor, subject to the oversight of the Board and in conformity with the stated policies of the Funds, manages all business activities of the Funds. As compensation for its services, each Fund pays the Advisor an annual management fee based on each Fund’s average daily net assets, accrued daily and paid monthly. The following table reflects the Funds’ Advisory fee rates.

Fund	Advisory Fee
Grandeur Peak Emerging Markets Opportunities Fund	1.35%
Grandeur Peak Global Contrarian Fund	1.00%
Grandeur Peak Global Explorer Fund	1.10%
Grandeur Peak Global Micro Cap Fund	1.50%
Grandeur Peak Global Opportunities Fund	1.25%
Grandeur Peak Global Reach Fund	1.10%
Grandeur Peak Global Stalwarts Fund	0.80%
Grandeur Peak International Opportunities Fund	1.25%
Grandeur Peak International Stalwarts Fund	0.80%
Grandeur Peak US Stalwarts Fund	0.75%

Grandeur Peak Funds®	Notes to Financial Statements
October 31, 2023 (Unaudited)

Pursuant to an operating expense limitation agreement between the Advisor and the Trust, the Advisor has agreed to waive its fees and/or expenses for each Fund to the extent necessary to maintain each Fund’s Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may increase indemnification of the Funds’ officers and trustees, contractual indemnification of the Fund’s service providers (other than the Advisor))) at a certain level through October 6, 2024. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board. The Advisor is permitted to receive reimbursement from a Fund for fees it waived and Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or paid; and (2) the reimbursement may not be made if it would cause the expense limitation currently in effect or in effect at the time of the waiver or payment, whichever is lower, to be exceeded. The following table reflects the Funds’ expense cap.

Fund	Expense Cap
Grandeur Peak Emerging Markets Opportunities Fund
Investor Class	1.95%
Institutional Class	1.70%
Grandeur Peak Global Contrarian Fund
Institutional Class	1.35%
Grandeur Peak Global Explorer Fund
Institutional Class	1.25%
Grandeur Peak Global Micro Cap Fund
Institutional Class	2.00%
Grandeur Peak Global Opportunities Fund
Investor Class	1.75%
Institutional Class	1.50%
Grandeur Peak Global Reach Fund
Investor Class	1.50%
Institutional Class	1.25%
Grandeur Peak Global Stalwarts Fund
Investor Class	1.35%
Institutional Class	1.10%
Grandeur Peak International Opportunities Fund
Investor Class	1.75%
Institutional Class	1.50%
Grandeur Peak International Stalwarts Fund
Investor Class	1.35%
Institutional Class	1.10%
Grandeur Peak US Stalwarts Fund
Institutional Class	1.00%

In addition to the foregoing contractual arrangements, the Advisor has contractually agreed to waive, with respect to the Grandeur Peak Global Opportunities Fund and the Grandeur Peak International Opportunities Fund, annual management fees to the extent such fees exceed 1.00% on assets above $500 million (the annual management fee rate with respect to such funds will remain 1.25% on the first $500 million in assets). Additionally, the Advisor with respect to the Grandeur Peak Emerging Markets Opportunities Fund, annual management fees to the extent such fees exceed 1.00% on all assets above $400 million (the annual management fee rate with respect to the Fund will remain 1.35% on the first $400 million in assets). Previously, the Adviser had voluntarily agreed, effective January 1, 2018, to waive, with respect to the Grandeur Peak Emerging Markets Opportunities Fund, annual management fees to the extent such fees exceed 1.20% on all assets above $400 million (the annual management fee rate with respect to the Fund will remain 1.35% on the first $400 million in assets). These additional contractual waivers are not subject to recoupment by the Advisor. Additional fees waived by the Advisor for the six months ended October 31, 2023 are disclosed in the Statements of Operations.

Grandeur Peak Funds®	Notes to Financial Statements
October 31, 2023 (Unaudited)

For the six months ended October 31, 2023, the fee waivers/reimbursements and/or recoupments were as follows:

	Fees	Recoupment of
	Waived/Reimbursed By	Previously Waived Fees
Fund	Advisor	by Advisor
Grandeur Peak Emerging Markets Opportunities Fund	$74,601	$—
Grandeur Peak Global Contrarian Fund	—	45,374
Grandeur Peak Global Explorer Fund	197,205	—
Grandeur Peak Global Micro Cap Fund	778	—
Grandeur Peak Global Opportunities Fund	186,587	—
Grandeur Peak Global Reach Fund	61,796	—
Grandeur Peak Global Stalwarts Fund	—	—
Grandeur Peak International Opportunities Fund	125,722	—
Grandeur Peak International Stalwarts Fund	—	—
Grandeur Peak US Stalwarts Fund	—	—

As of October 31, 2023, the Advisor has waived/reimbursed expenses that may be recovered no later than April 30 of the years indicated below:

Fund	Expires 2024	Expires 2025	Expires 2026	Total
Grandeur Peak Emerging Markets Opportunities Fund	$—	$—	$—	$—
Grandeur Peak Global Contrarian Fund	109,006	40,900	—	149,906
Grandeur Peak Global Explorer Fund	—	39,713	280,910	320,623
Grandeur Peak Global Micro Cap Fund	—	—	—	—
Grandeur Peak Global Opportunities Fund	—	—	—	—
Grandeur Peak Global Reach Fund	—	49,396	28,389	77,785
Grandeur Peak Global Stalwarts Fund	—	—	—	—
Grandeur Peak International Opportunities Fund	—	—	—	—
Grandeur Peak International Stalwarts Fund	—	—	—	—
Grandeur Peak US Stalwarts Fund	625	—	—	625

Each Fund was reorganized on October 20, 2023 from a series of Financial Investors Trust to a series of Grandeur Peak Global Trust (the “Reorganizations”). Prior to the Reorganizations, the Funds had advisory and expense limitation agreements with Financial Investors Trust. The fees charged to the Funds did not change as a result of the Reorganizations and the amounts waived by the predecessor funds are still subject to recapture by the Advisor.

b. Distributor – The Distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”). The Trust has adopted, with respect to the Funds, the Trust’s Master Distribution and Shareholder Servicing Plan for the Funds’ Investor Class shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. The Plan provides a monthly service and/or distribution fee that is calculated at an annual rate of 0.25% per year of the average daily net assets of each Fund’s Investor Class shares and paid to the Distributor to be used to pay for distribution and shareholder servicing activities. Prior to October 20, 2023, ALPS Distributors, Inc. (“ADI”) acted as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Financial Investors Trust. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission. The following table reflects the Funds incurred distribution fees for the six months ended October 31, 2023.

Fund	Distribution Fees
Grandeur Peak Emerging Markets Opportunities Fund	$10,757
Grandeur Peak Global Contrarian Fund	—
Grandeur Peak Global Explorer Fund	—
Grandeur Peak Global Micro Cap Fund	—
Grandeur Peak Global Opportunities Fund	80,731
Grandeur Peak Global Reach Fund	33,565
Grandeur Peak Global Stalwarts Fund	33,871
Grandeur Peak International Opportunities Fund	32,657
Grandeur Peak International Stalwarts Fund	34,369
Grandeur Peak US Stalwarts Fund	—

Grandeur Peak Funds®	Notes to Financial Statements
October 31, 2023 (Unaudited)

c. Administration, Fund Accounting and Transfer Agency Fees

Administrator Fees and Expenses

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with UFS, the Funds pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Funds for serving in such capacities. Prior to October 20, 2023, ALPS Fund Services, Inc. (“ALPS”) served as administrator to the Funds providing operational services to the Funds including, but not limited to, fund accounting, fund administration and transfer agency and generally assists in the Funds’ operations.

Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds. Prior to October 20, 2023, ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and received an annual base fee. ALPS was reimbursed for certain out-of-pocket expenses by the Funds.

Printing Services

BluGiant, LLC (“BluGiant”) – BluGiant, an affiliate of management services for the Funds on an ad-hoc basis. UFS and the Distributor, provides EDGAR conversion and filing services as well as print For the provision of these services, BluGiant receives customary fees from the Funds.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the six months ended October 31, 2023 were as follows:

		Proceeds From Sales of
Fund	Purchases of Securities	Securities
Grandeur Peak Emerging Markets Opportunities Fund	$111,362,813	$121,353,379
Grandeur Peak Global Contrarian Fund	45,194,374	33,615,987
Grandeur Peak Global Explorer Fund	2,403,660	2,788,563
Grandeur Peak Global Micro Cap Fund	7,001,051	9,883,608
Grandeur Peak Global Opportunities Fund	102,044,949	129,470,801
Grandeur Peak Global Reach Fund	48,791,973	77,027,863
Grandeur Peak Global Stalwarts Fund	48,213,198	89,106,965
Grandeur Peak International Opportunities Fund	92,537,799	107,318,795
Grandeur Peak International Stalwarts Fund	455,349,262	525,264,954
Grandeur Peak US Stalwarts Fund	37,544,449	35,236,429

5.	SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the share do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Shares redeemed within 60 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. For the six months ended October 31, 2023, the redemption fees charged by the Funds are presented in the Statement of Changes in Net Assets.

Grandeur Peak Funds®	Notes to Financial Statements
October 31, 2023 (Unaudited)

6.	DISTRIBUTIONS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. The aggregate cost for federal tax purposes is listed in the table below and differs from market value by net unrealized appreciation (depreciation) which consisted of:

	Aggregate Cost for			Net Unrealized
	Federal Tax	Gross Unrealized	Gross Unrealized	Appreciation/
Fund	Purposes	Appreciation	Depreciation	(Depreciation)
Grandeur Peak Emerging Markets Opportunities Fund	$359,353,855	$57,589,726	$(42,201,406)	$15,388,320
Grandeur Peak Global Contrarian Fund	129,781,525	7,735,128	(19,544,559)	(11,809,431)
Grandeur Peak Global Explorer Fund	12,863,024	532,987	(2,737,845)	(2,204,858)
Grandeur Peak Global Micro Cap Fund	41,262,939	5,386,410	(7,959,725)	(2,573,315)
Grandeur Peak Global Opportunities Fund	540,867,975	96,878,380	(84,213,758)	12,664,622
Grandeur Peak Global Reach Fund	201,221,509	35,583,323	(33,388,997)	2,194,326
Grandeur Peak Global Stalwarts Fund	137,350,079	19,922,287	(20,762,188)	(839,901)
Grandeur Peak International Opportunities Fund	521,778,848	73,538,121	(86,977,414)	(13,439,293)
Grandeur Peak International Stalwarts Fund	1,422,585,650	138,163,413	(203,630,087)	(65,466,674)
Grandeur Peak US Stalwarts Fund	104,110,333	9,892,218	(14,113,598)	(4,221,380)

Reclassifications: As of April 30, 2023, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and are primarily attributed to tax equalization. The reclassifications were as follows:

		Distributable
Fund	Paid-in Capital	Earnings
Grandeur Peak Emerging Markets Opportunities Fund	$95,417	$(95,417)
Grandeur Peak Global Contrarian Fund	—	—
Grandeur Peak Global Explorer Fund	—	—
Grandeur Peak Global Micro Cap Fund	(70,275)	70,275
Grandeur Peak Global Opportunities Fund	—	—
Grandeur Peak Global Reach Fund	(11,291)	11,291
Grandeur Peak Global Stalwarts Fund	(144,252)	144,252
Grandeur Peak International Opportunities Fund	—	—
Grandeur Peak International Stalwarts Fund	—	—
Grandeur Peak US Stalwarts Fund	(185,212)	185,212

Grandeur Peak Funds®	Notes to Financial Statements
October 31, 2023 (Unaudited)

Components of Earnings: As of April 30, 2023, components of distributable earnings on a tax basis were as follows:

				Net Unrealized
				Appreciation/
		Accumulated	Other	(Depreciation) on	Total
	Undistributed	Capital	Accumulated	Investments and	Distributable
Fund	Ordinary Income	Gains/(Losses)	Gain/(Loss)	Foreign Currency	Earnings
Grandeur Peak Emerging
Markets Opportunities Fund	$—	$8,794,327	$1,529,448	$48,443,800	$58,767,575
Grandeur Peak Global Contrarian Fund	1,000,254	(11,020,894)	—	(530,950)	(10,551,590)
Grandeur Peak Global Explorer Fund	24,088	(1,500,267)	—	(1,247,469)	(2,723,648)
Grandeur Peak Global Micro Cap Fund	—	(2,688,892)	(46,560)	2,133,964	(601,488)
Grandeur Peak Global Opportunities Fund	901,833	(33,747,224)	—	118,082,553	85,237,162
Grandeur Peak Global Reach Fund	—	(11,004,017)	—	34,188,904	23,184,887
Grandeur Peak Global Stalwarts Fund	—	(37,871,516)	(21,353)	16,456,396	(21,436,473)
Grandeur Peak International Opportunities Fund	714,729	(18,895,819)	—	97,339,509	79,158,419
Grandeur Peak International Stalwarts Fund	2,842,788	(79,373,810)	—	167,474,266	90,943,244
Grandeur Peak US Stalwarts Fund	—	(30,273,474)	(78,540)	(1,570,587)	(31,922,601)

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds.

The tax character of distributions paid by the Funds for the year ended April 30, 2023 were as follows:

		Long-Term Capital
Fund	Ordinary Income	Gain	Return of Capital
Grandeur Peak Emerging Markets Opportunities Fund	$926,920	$316,164	$—
Grandeur Peak Global Contrarian Fund	1,928,652	574,678	—
Grandeur Peak Global Explorer Fund	24,043	—	—
Grandeur Peak Global Micro Cap Fund	—	—	—
Grandeur Peak Global Opportunities Fund	691,880	10,505,369	—
Grandeur Peak Global Reach Fund	128,741	—	—
Grandeur Peak Global Stalwarts Fund	—	—	323,040
Grandeur Peak International Opportunities Fund	1,295,306	—	—
Grandeur Peak International Stalwarts Fund	3,960,284	—	—
Grandeur Peak US Stalwarts Fund	13,503	—	—

Grandeur Peak Funds®	Notes to Financial Statements
October 31, 2023 (Unaudited)

The tax character of distributions paid by the Funds for the year ended April 30, 2022 were as follows:

		Long-Term Capital
Fund	Ordinary Income	Gain	Return of Capital
Grandeur Peak Emerging Markets Opportunities Fund	$726,332	$68,462,853	$549,374
Grandeur Peak Global Contrarian Fund	3,862,022	1,773,223	—
Grandeur Peak Global Explorer Fund	—	—	—
Grandeur Peak Global Micro Cap Fund	805,398	8,908,310	—
Grandeur Peak Global Opportunities Fund	13,505,418	162,339,284	—
Grandeur Peak Global Reach Fund	5,530,237	52,203,184	—
Grandeur Peak Global Stalwarts Fund	4,870,113	39,430,293	—
Grandeur Peak International Opportunities Fund	12,992,299	108,524,120	—
Grandeur Peak International Stalwarts Fund	2,961,918	178,478,056	—
Grandeur Peak US Stalwarts Fund	1,608,892	1,295,457	—

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

Fund	Capital Losses Recognized
Grandeur Peak Emerging Markets Opportunities Fund	$—
Grandeur Peak Global Contrarian Fund	9,449,037
Grandeur Peak Global Explorer Fund	650,311
Grandeur Peak Global Micro Cap Fund	2,688,892
Grandeur Peak Global Opportunities Fund	12,234,886
Grandeur Peak Global Reach Fund	7,965,844
Grandeur Peak Global Stalwarts Fund	25,545,628
Grandeur Peak International Opportunities Fund	10,966,568
Grandeur Peak International Stalwarts Fund	59,952,517
Grandeur Peak US Stalwarts Fund	17,249,892

The Funds elect to defer to the period ending April 30, 2024, capital losses recognized during the period 11/1/2022 - 04/30/2023 in the amount of:

Fund	Capital Losses Recognized
Grandeur Peak Emerging Markets Opportunities Fund	$—
Grandeur Peak Global Contrarian Fund	1,571,857
Grandeur Peak Global Explorer Fund	849,956
Grandeur Peak Global Micro Cap Fund	46,560
Grandeur Peak Global Opportunities Fund	21,512,338
Grandeur Peak Global Reach Fund	3,038,173
Grandeur Peak Global Stalwarts Fund	12,325,888
Grandeur Peak International Opportunities Fund	7,929,251
Grandeur Peak International Stalwarts Fund	19,421,293
Grandeur Peak US Stalwarts Fund	13,023,582

Grandeur Peak Funds®	Notes to Financial Statements
October 31, 2023 (Unaudited)

The following Funds elect to defer to the period ending April 30, 2024, late year ordinary losses in the amount of:

Fund	Capital Losses Recognized
Grandeur Peak Emerging Markets Opportunities Fund	$—
Grandeur Peak Global Contrarian Fund	—
Grandeur Peak Global Explorer Fund	—
Grandeur Peak Global Micro Cap Fund	46,560
Grandeur Peak Global Opportunities Fund	257,734
Grandeur Peak Global Reach Fund	—
Grandeur Peak Global Stalwarts Fund	21,353
Grandeur Peak International Opportunities Fund	—
Grandeur Peak International Stalwarts Fund	—
Grandeur Peak US Stalwarts Fund	78,540

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the outstanding shares of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. Such control may affect the voting rights of other shareholders. The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of each class of the Fund as of October 31, 2023:

Fund	Shareholder Name	Percentage of Interest
Grandeur Peak Emerging Markets Opportunities Fund	National Financial Services, LLC	34.5%
	Charles Schwab & Co. Inc.	21.0%
Grandeur Peak Global Contrarian Fund	Charles Schwab & Co. Inc.	53.6%
	National Financial Services, LLC	25.3%
Grandeur Peak Global Explorer Fund	Grandeur Peak Global Advisors, LLC	31.7%
	Charles Schwab & Co. Inc.	31.1%
Grandeur Peak Global Micro Cap Fund	Charles Schwab & Co. Inc.	25.5%
Grandeur Peak Global Opportunities Fund	Charles Schwab & Co. Inc.	43.1%
Grandeur Peak Global Reach Fund	Charles Schwab & Co. Inc.	31.2%
Grandeur Peak Global Stalwarts Fund	National Financial Services, LLC	38.1%
	Charles Schwab & Co. Inc.	32.2%
Grandeur Peak International Opportunities Fund	National Financial Services, LLC	28.5%
Grandeur Peak US Stalwarts Fund	Charles Schwab & Co. Inc.	54.4%
	Saxon & co.	33.9%

8.	RECENT REGULATORY UPDATES

On January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will not appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Grandeur Peak Funds®	Disclosure Regarding Approval
of Fund Advisory Agreement
October 31, 2023 (Unaudited)

Approval of Advisory Agreement – Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Contrarian Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak International Stalwarts Fund, Grandeur Peak US Stalwarts Fund, and Grandeur Peak Global Explorer Fund*

In connection with a meeting held on February 23, 2023, the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act, discussed the approval of the proposed investment advisory agreement (the “Advisory Agreement”) between the Adviser and the Trust, with respect to each of the Grandeur Peak Emerging Markets Opportunities Fund (“Emerging Markets”), Grandeur Peak Global Contrarian Fund (“Global Contrarian”), Grandeur Peak Global Micro Cap Fund (“Global Micro Cap”), Grandeur Peak Global Opportunities Fund (“Global Opportunities”), Grandeur Peak Global Reach Fund (“Global Reach”), Grandeur Peak Global Stalwarts Fund (“Global Stalwarts”), Grandeur Peak International Opportunities Fund (“International Opportunities”), Grandeur Peak International Stalwarts Fund (“International Stalwarts”), Grandeur Peak US Stalwarts Fund (“US Stalwarts”), and Grandeur Peak Global Explorer Fund (“Global Explorer”) (collectively, the “Funds”). In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Funds and the Advisory Agreement.

The Board relied upon the advice of counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee might have afforded different weight to the various factors in reaching his or her conclusions with respect to the approval of the Advisory Agreement.

Nature, Extent and Quality of Service. The Board observed that the Adviser was founded in 2011 and managed approximately $6.2 billion in assets as of December 31, 2022. The Board reviewed the background information of the key investment professionals that would service the Funds and noted their educational backgrounds, years of financial industry experience, and broad investment backgrounds. The Board discussed that the Adviser’s investment process was highly fundamental and involved independent research that relied on proprietary screens, hands-on evaluations, earnings growth modeling, and other information derived from in-person meetings with portfolio companies’ management personnel. The Board observed that the Adviser ultimately strived to identify high quality growth companies with long term potential and invest in those companies at prices it believed to be appropriate based on the information gathered through its research. The Board acknowledged that the Adviser maintained a risk committee responsible for monitoring and assessing firmwide risk. The Board discussed that the Adviser utilized various pre- and post-trade compliance checklists to ensure compliance with investment restrictions and portfolio guidelines. The Board observed that the Adviser had a cross-functional pricing committee to conduct valuations for any securities that may require fair value pricing. The Board acknowledged that the Adviser selected broker-dealers on the basis of best execution, noting that best execution required the consideration of the full range and quality of a broker’s services. The Board noted that the Adviser represented that it had no material regulatory, compliance or litigation issues over the past 36 months. After further discussion, the Board agreed that the Adviser had the resources necessary to provide quality service to each Fund.

Grandeur Peak Funds®	Disclosure Regarding Approval
of Fund Advisory Agreement
October 31, 2023 (Unaudited)

Performance.

Emerging Markets—The Board reviewed the performance information regarding the predecessor fund of Emerging Markets. The Board acknowledged that the predecessor fund was a 4-star Morningstar rated fund that outperformed its peer group, Morningstar category and benchmark over the 5-year and since inception periods. The Board observed that the predecessor fund underperformed its peer group, Morningstar category and benchmark over the 1-year period. The Board recalled that the Adviser attributed underperformance to a focus on growth, quality, and small-cap stocks which were out of favor in 2022. The Board further noted that the predecessor fund outperformed its peer group and Morningstar category over the 3-year period and performed on par with its benchmark over the same period. The Board concluded that the Adviser could be expected to provide satisfactory performance for Emerging Markets.

Global Contrarian—The Board reviewed the performance information regarding the predecessor fund to Global Contrarian. The Board acknowledged that the predecessor fund was a 4-star Morningstar rated fund and outperformed its Morningstar category, peer group, and the MSCI ACWI Small Cap Index across all periods. The Board also considered the performance of the MSCI ACWI Small Cap Value Index compared to that of the Fund. The Board concluded that the Adviser could be expected to provide satisfactory performance for Global Contrarian.

Global Micro Cap—The Board reviewed the performance information regarding the predecessor fund to Global Micro Cap. The Board acknowledged that the predecessor fund was a 5-star Morningstar rated fund and outperformed its peer group over the 1-year period but underperformed its benchmark and Morningstar category over the same period. The Board recalled that the Adviser attributed underperformance to its focus on growth, quality, and small cap stocks which were out of favor in 2022 compared to its peer funds that used different investment styles. The Board acknowledged that the predecessor fund outperformed its peer group, Morningstar category and benchmark across all other periods. The Board concluded that the Adviser could be expected to provide satisfactory performance for Global Micro Cap.

Global Opportunities—The Board reviewed the performance information regarding the predecessor fund and Global Opportunities. The Board acknowledged that the predecessor fund was a 4-star Morningstar rated fund and underperformed its peer group, Morningstar category and benchmark over the 1-year period but outperformed each across all other periods. The Board recalled the Adviser’s position that the market shift from growth stocks to value stocks was the largest detractor from performance in 2022. The Board concluded that the Adviser could be expected to provide satisfactory performance for Global Opportunities.

Global Reach—The Board reviewed the performance information regarding the predecessor fund to Global Reach. The Board observed that the predecessor fund was a 3-star Morningstar rated fund. The Board noted that the predecessor fund underperformed its peer group, Morningstar category, and benchmark over the 1-year period. The Board noted that the predecessor fund outperformed its Morningstar category and benchmark over the 3-year period and performed on par with its peer group over the same period. The Board further noted that the predecessor fund outperformed its Morningstar category and benchmark over the 5-year period but underperformed its peer group over the same period. The Board observed that the predecessor fund outperformed its peer group, Morningstar category and benchmark over the since inception period. The Board recalled the Adviser’s position that the market shift from growth stocks to value stocks was the largest detractor from performance in 2022. The Board concluded that the Adviser could be expected to provide satisfactory performance for Global Reach.

Grandeur Peak Funds®	Disclosure Regarding Approval
of Fund Advisory Agreement
October 31, 2023 (Unaudited)

Global Stalwarts—The Board reviewed the performance information regarding the predecessor fund to Global Stalwarts. The Board observed that the predecessor fund was a 3-star Morningstar rated fund. The Board noted that the predecessor fund underperformed its peer group, Morningstar category, and benchmark over the 1-year, 3-year, and 5-year periods. The Board observed that the predecessor fund outperformed its Morningstar category, peer group, and benchmark over the since inception period. The Board recalled the Adviser’s position that the market shift from growth stocks to value stocks was the largest detractor from performance in 2022 and that the predecessor fund performed worse than other funds due to its stronger bent towards quality stocks. The Board concluded that the Adviser could be expected to provide satisfactory performance for Global Stalwarts over a full market cycle.

International Opportunities— The Board reviewed the performance information regarding the predecessor fund to International Opportunities. The Board observed that the predecessor fund was a 4-star Morningstar rated fund. The Board noted that the predecessor fund underperformed its peer group, Morningstar category, and the MSCI ACWI Small GR Index over the 1-year period. The Board observed that the predecessor fund outperformed its peer group and Morningstar category over the 3-year and 5-year periods but underperformed the MSCI ACWI Small GR Index over the same periods. The Board observed that the predecessor fund outperformed its Morningstar category, peer group, and the MSCI ACWI Small GR Index over the since inception period. The Board also considered that the Adviser provided data showing the predecessor fund underperformed the MSCI ACWI ex-USA Small Cap Index over the 1-year period but outperformed the index across all other periods. The Board discussed the Adviser’s view that the MSCI ACWI ex-USA Small Cap Index was a better comparison to International Opportunities because the predecessor fund invested primarily in small- and micro-cap companies economically tied to countries outside the United States, and under normal market conditions, these companies will be tied to at least five of the countries included in the MSCI ACWI ex-USA Small Cap Index. The Board recalled the Adviser’s position that the market shift from growth stocks to value stocks was the largest detractor from performance in 2022. The Board concluded that the Adviser could be expected to provide satisfactory performance for International Opportunities.

International Stalwarts—The Board reviewed the performance information regarding the predecessor fund to International Stalwarts. The Board observed that the predecessor fund was a 4-star Morningstar rated fund. The Board noted that the predecessor fund underperformed its peer group, Morningstar category, and the MSCI ACWI ex USA Mid Cap Index over the 1-year period but outperformed each benchmark across all other periods. The Board recalled the Adviser’s position that the market shift from growth stocks to value stocks was the largest detractor from performance in 2022 and that the predecessor fund performed worse than other funds due to its even stronger bent towards quality. The Board concluded that the Adviser could be expected to provide satisfactory performance for International Stalwarts.

US Stalwarts—The Board reviewed the performance information regarding the predecessor fund to US Stalwarts. The Board noted that the predecessor fund underperformed its peer group, Morningstar category, and benchmark over the 1-year period. The Board observed that the predecessor fund outperformed its Morningstar category and peer group over the since inception period but underperformed its benchmark over the same period. The Board recalled the Adviser’s position that the market shift from growth stocks to value stocks was the largest detractor from performance in 2022. The Board concluded that the Adviser could be expected to provide satisfactory performance for US Stalwarts.

Global Explorer—The Board reviewed the performance information regarding the predecessor fund to Global Explorer. The Board acknowledged that the predecessor fund underperformed its Morningstar category, peer group, and benchmark over the 1-year and since inception periods. The Board recalled the Adviser’s position that the market shift from growth stocks to value stocks was the largest detractor from performance in 2022 which coincided with the launch of the predecessor fund. The Board concluded that the Adviser could be expected to provide satisfactory performance for Global Explorer.

Grandeur Peak Funds®	Disclosure Regarding Approval
of Fund Advisory Agreement
October 31, 2023 (Unaudited)

Fees and Expenses. The Board observed that the Adviser’s proposed advisory fee for each Fund was identical to the fee charged by the Adviser to each Fund’s predecessor fund.

Emerging Markets—The Board observed that the Adviser’s proposed advisory fee for Emerging Markets was higher than the advisory fee of Emerging Markets’ peer group and Morningstar category averages and medians. The Board commented that Emerging Markets’ net expense ratio was also higher than its peer group and Morningstar category medians and averages. The Board noted that the Adviser attributed the higher fees to capacity constraints and the extensive involvement of personnel and resources needed to analyze a wider variety of potential investments than its peers. The Board further noted the Adviser’s position that Emerging Markets was one of the smaller funds among its peers. The Board acknowledged that the Adviser proposed to limit the operating expenses of Emerging Markets’ Investor Class shares and Institutional Class shares to 1.95% and 1.70%, respectively.

Global Contrarian— The Board noted that the proposed advisory fee and net expense ratio were higher than the medians and averages of its peer group and Morningstar category but below the highs of each. The Board noted that the Adviser attributed the higher fees to capacity constraints and the extensive involvement of personnel and resources needed to analyze a wider variety of potential investments than its peers. The Board acknowledged that the Adviser proposed to limit the operating expenses of Global Contrarian’s Institutional Class shares to 1.35%.

Global Micro Cap—The Board observed that the Adviser’s proposed advisory fee for Global Micro Cap was higher than the advisory fee of Global Micro Cap’s peer group and Morningstar category averages and medians. The Board commented that Global Micro Cap’s net expense ratio was also higher than its peer group and Morningstar category medians and averages. The Board noted that the Adviser attributed the higher fees to capacity constraints and the extensive involvement of personnel and resources needed to analyze a wider variety of potential investments than its peers. The Board acknowledged that the Adviser proposed to limit the operating expenses of Global Micro Cap’s Institutional Class shares to 2.00%.

Global Opportunities— The Board noted that the proposed advisory fee and net expense ratio were higher than the medians and averages of its peer group and Morningstar category. The Board noted that the Adviser attributed the higher fees to capacity constraints and the extensive involvement of personnel and resources needed to analyze a wider variety of potential investments than its peers. The Board compared the Adviser’s fees with the fees charged by the Adviser to manage a limited partnership with a strategy similar to that of Global Opportunities, acknowledging that private funds had less regulatory requirements and other terms that made it difficult to compare the costs of managing Global Opportunities. The Board recalled the Adviser’s position that it had structured the fees for the private fund such that the net fee received by the Adviser would be roughly equivalent to the fee received from Global Opportunities. The Board acknowledged that the Adviser proposed to limit the operating expenses of Global Opportunities’ Investor Class shares and Institutional Class shares to 1.75% and 1.50%, respectively.

Global Reach— The Board noted that the proposed advisory fee and net expense ratio were higher than the medians and averages of Global Reach’s peer group and Morningstar category but below the highs of each. The Board noted that the Adviser attributed the higher fees to capacity constraints and the extensive involvement of personnel and resources needed to analyze a wider variety of potential investments than its peers. The Board acknowledged the Adviser’s advisory fee was higher than the fee charged by the Adviser for similar managed accounts due to the lower operating costs and regulatory requirements required to operate separate accounts. The Board acknowledged that the Adviser proposed to limit the operating expenses of Global Reach’s Investor Class shares and Institutional Class shares to 1.50% and 1.25%, respectively.

Grandeur Peak Funds®	Disclosure Regarding Approval
of Fund Advisory Agreement
October 31, 2023 (Unaudited)

Global Stalwarts— The Board noted that the proposed advisory fee and net expense ratio were lower than the medians and averages of Global Stalwarts’ peer group and Morningstar category. The Board acknowledged the Adviser’s advisory fee was higher than the fee charged by the Adviser for similar managed accounts due to the lower operating costs and regulatory requirements required to operate large separate accounts. The Board recalled the Adviser’s position that it had structure the fees for similar managed accounts such that the net fee received by the Adviser would be roughly equivalent to the fee received from a mutual fund. The Board acknowledged that the Adviser proposed to limit the operating expenses of Global Stalwarts’ Investor Class shares and Institutional Class shares to 1.35% and 1.10%, respectively.

International Opportunities— The Board noted that the proposed advisory fee and net expense ratio were higher than the medians and averages of International Opportunities’ peer group and Morningstar category but below the highs of each. The Board noted that the Adviser attributed the higher fees to capacity constraints and the extensive involvement of personnel and resources needed to analyze a wider variety of potential investments than its peers. The Board acknowledged the Adviser’s advisory fee was higher than the fee charged by the Adviser for similar managed accounts due to the lower operating costs and regulatory requirements required to operate large separate accounts. The Board recalled the Adviser’s position that it had structure the fees for similar managed accounts such that the net fee received by the Adviser would be roughly equivalent to the fee received from a mutual fund. The Board acknowledged that the Adviser proposed to limit the operating expenses of International Opportunities’ Investor Class shares and Institutional Class shares to 1.75% and 1.50%, respectively.

International Stalwarts— The Board noted that the proposed advisory fee and net expense ratio were lower than the medians and averages of International Stalwarts’ peer group and Morningstar category. The Board acknowledged the Adviser’s advisory fee was higher than the fee charged by the Adviser for similar managed accounts and similarly managed limited partnership due to the lower operating costs and regulatory requirements in managing large separate accounts and investment products. The Board recalled the Adviser’s position that it had structured the fees for different investment products with similar strategies such that the net fee received by the Adviser would be roughly equivalent to the fee received from managing International Stalwarts. The Board acknowledged that the Adviser proposed to limit the operating expenses of International Stalwarts’ Investor Class shares and Institutional Class shares to 1.35% and 1.10%, respectively.

US Stalwarts— The Board noted that the proposed advisory fee was below the peer group average, equivalent to the peer group and Morningstar category median, and slightly above the Morningstar category average. The Board observed that US Stalwarts’ net expense ratio was equal to its peer group average but higher than peer group median and Morningstar category median and average. The Board noted that the Adviser attributed the higher fees to capacity constraints and the extensive involvement of personnel and resources needed to analyze a wider variety of potential investments than its peers. The Board acknowledged that the Adviser proposed to limit the operating expenses of US Stalwarts’ Institutional Class shares to 1.00%.

Global Explorer— The Board noted that the proposed advisory fee and net expense ratio were higher than the medians and averages of its Morningstar category and peer group but below the highs of each. The Board noted that the Adviser attributed the higher fees to capacity constraints and the extensive involvement of personnel and resources needed to analyze a wider variety of potential investments than its peers. The Board acknowledged the Adviser’s advisory fee was higher than the fee charged by the Adviser for similar managed accounts due to the lower operating costs and regulatory requirements involved with managing large separate accounts. The Board acknowledged that the Adviser proposed to limit the operating expenses of Global Explorer’s Institutional Class shares to 1.25%.

The Board concluded that the proposed advisory fee for each Fund was not unreasonable.

Grandeur Peak Funds®	Disclosure Regarding Approval
of Fund Advisory Agreement
October 31, 2023 (Unaudited)

Economies of Scale. The Board discussed the anticipated size of each Fund and their respective prospects for growth. The Board noted the Adviser’s position that it had competitively priced its management fee at inception in order to effectively provide the benefits of economies to shareholders prior to achieving scale. The Board acknowledged the Adviser’s general concerns regarding capacity constraints and the possibility of soft and/or hard closes for some of the Funds. The Board agreed to monitor and revisit the issue at the appropriate time.

Profitability. The Board reviewed the Adviser’s projected profitability analysis in connection with the operation of each Fund individually and whether the amount of profit was a fair entrepreneurial profit with respect to the services to be provided to each Fund. The Board also considered the benefits that could be derived by the Adviser from its soft dollar arrangements. The Board recognized that the Adviser expected to realize a reasonable profit over the initial term of the Advisory Agreement with respect to each Fund except that the Adviser expected to manage Global Explorer at a loss over the initial term of the Advisory Agreement. The Board acknowledged the overhead and expenses required to manage each Fund and the capacity constraints of each Fund. After further discussion, the Board concluded that the Adviser’s estimated profits for each Fund, both in terms of actual dollars and as a percent of total revenue, would not be excessive.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that approval of the Advisory Agreement was in the best interest of future shareholders of each Fund.

*	Due to the timing of contract approval, these deliberations may or may not relate to the current performance results of the Funds.

ATTACHMENT 13.A - GRANDEUR PEAK PRIVACY POLICY

PRIVACY NOTICE

February 2023

PRIVACY NOTICE

FACTS	WHAT DOES GRANDEUR PEAK GLOBAL TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	Social Security number Assets Retirement Assets Transaction History Checking Account Information	Purchase History Account Balances Account Transactions Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Grandeur Peak Global Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Grandeur Peak Global Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (631) 490-4300

Who we are
Who is providing this notice?	Grandeur Peak Global Trust
What we do
How does Grandeur Peak Global Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Grandeur Peak Global Trust collect my personal information?

We collect your personal information, for example, when you

●    Open an account

●    Provide account information

●    Give us your contact information

●    Make deposits or withdrawals from your account

●    Make a wire transfer

●    Tell us where to send the money

●    Tells us who receives the money

●    Show your government-issued ID

●    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

●    Affiliates from using your information to market to you

●    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Grandeur Peak Global Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-855-377-PEAK (7325) or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Fund files its complete portfolio of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-855-377-PEAK (7325).

Contact Us
Mail:	Grandeur Peak Funds, P.O. Box 13664, Denver, CO 80201	E-Mail:	grandeurpeakglobal@alpsinc.com
Phone:	1.855.377.PEAK (7325)	Web:	www.GrandeurPeakGlobal.com

GP-SAR23

(b)        Not applicable

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

(a)	Schedule of investments in securities of unaffiliated issuers is included under Item 1.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(3) Not applicable.

(b)       Certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Grandeur Peak Global Trust

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Executive Officer/President

Date 1/3/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Executive Officer/President

Date 1/3/2024

By (Signature and Title)

/s/ Richard Gleason

Richard Gleason, Principal Financial Officer/Treasurer

Date 1/3/2024